                                                                File No. 2-92569
                                                                        811-4250

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

         Pre-Effective Amendment No.                                    [ ]
                                     --


         Post-Effective Amendment No. 36                                [X]


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]


         Amendment No. 38                                               [X]


                         SELIGMAN MUNICIPAL SERIES TRUST
               (Exact name of registrant as specified in charter)

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free 800-221-2450

                          LAWRENCE P. VOGEL, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

 It is proposed that this filing will become effective (check appropriate box):


[ ] immediately upon filing pursuant   [ ] on (date) pursuant to paragraph
    to paragraph (b)                       (a)(1)

[X] on February 1, 2005 pursuant       [ ] 75 days after filing pursuant to
    to paragraph (b)                       paragraph (a)(2)


[ ] 60 days after filing pursuant      [ ] on (date) pursuant to paragraph
    to paragraph (a)(1)                    (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                     PROSPECTUS
                                                               February 1, 2005
Seligman
Municipal Funds
          Seeking Income Exempt From Regular Income Tax

.. Seligman Municipal Fund Series, Inc.

.. Seligman Municipal Series Trust

.. Seligman New Jersey Municipal Fund, Inc.

.. Seligman Pennsylvania Municipal Fund Series
The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if one or more of these Funds is suitable for you.

MUNI-1 2/2005
                                  managed by

                                  [LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents

THE FUNDS
A discussion of the investment strategies, risks, performance and expenses of the Funds.
      Overview of the Funds.............................................................   1
      National Fund.....................................................................   4
      California High-Yield Fund........................................................   7
      California Quality Fund...........................................................  10
      Colorado Fund.....................................................................  13
      Florida Fund......................................................................  16
      Georgia Fund......................................................................  19
      Louisiana Fund....................................................................  22
      Maryland Fund.....................................................................  25
      Massachusetts Fund................................................................  28
      Michigan Fund.....................................................................  31
      Minnesota Fund....................................................................  34
      Missouri Fund.....................................................................  37
      New Jersey Fund...................................................................  40
      New York Fund.....................................................................  43
      North Carolina Fund...............................................................  46
      Ohio Fund.........................................................................  49
      Oregon Fund.......................................................................  52
      Pennsylvania Fund.................................................................  55
      South Carolina Fund...............................................................  58
      Management of the Funds...........................................................  61
SHAREHOLDER INFORMATION
      Deciding Which Class of Shares to Buy.............................................  65
      Pricing of Fund Shares............................................................  69
      Opening Your Account..............................................................  70
      How to Buy Additional Shares......................................................  71
      How to Exchange Shares Among the Seligman Mutual Funds............................  71
      How to Sell Shares................................................................  72
      Important Policies That May Affect Your Account...................................  73
      Frequent Trading of Fund Shares...................................................  74
      Dividends and Capital Gain Distributions..........................................  75
      Taxes.............................................................................  76
FINANCIAL HIGHLIGHTS....................................................................  77
HOW TO CONTACT US....................................................................... 106
FOR MORE INFORMATION............................................................. back cover

The Funds

Overview of the Funds

This Prospectus contains information about four separate funds, which together offer 19 investment options:

Seligman Municipal Fund Series, Inc. offers the following 13 Funds:

NATIONAL FUND              MINNESOTA FUND
COLORADO FUND              MISSOURI FUND
GEORGIA FUND               NEW YORK FUND
LOUISIANA FUND             OHIO FUND
MARYLAND FUND              OREGON FUND
MASSACHUSETTS FUND         SOUTH CAROLINA FUND
MICHIGAN FUND

Seligman Municipal Series Trust offers the following four Funds:

CALIFORNIA HIGH-YIELD FUND FLORIDA FUND
CALIFORNIA QUALITY FUND    NORTH CAROLINA FUND

Seligman New Jersey Municipal Fund, Inc. (NEW JERSEY FUND)

Seligman Pennsylvania Municipal Fund Series (PENNSYLVANIA FUND)

INVESTMENT OBJECTIVES

Each Fund has its own investment objective. You should read the discussion of a particular Fund, in addition to the information below, before making an investment decision about that Fund.

The Seligman Municipal Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local personal income taxes.

The Funds are managed for total return, which means, in addition to income considerations, the Funds (except the Pennsylvania Fund) look to enhance portfolio returns by pursuing opportunities for capital appreciation. The Pennsylvania Fund does not pursue capital appreciation as one of its objectives. At all times, safety of principal is a primary concern of all of the Funds. However, there is no guarantee that the Funds will achieve their objectives.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund also has its own investment strategies and risks.

Each Fund normally invests at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state. This principal investment strategy is fundamental and may be changed only with shareholder approval. Income may be subject to the federal alternative minimum tax and, where applicable, state alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.


  ALTERNATIVE MINIMUM TAX ("AMT"):

  A tax imposed on certain types of income to ensure that all taxpayers pay at least a minimum amount of taxes.


Municipal securities are issued by state and local governments, their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia. Municipal securities are issued to obtain funds to finance various public or private projects, to meet general expenses, and to refinance outstanding debt.

The Funds use a top-down method of selecting securities to purchase. This means the investment manager analyzes the current interest rate environment and trends in the municipal market to formulate investment strategies before selecting individual securities for each Fund. The investment manager determines the appropriate cash positions, quality parameters, market sectors, and bond duration, and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. A Fund may also sell a security when there is a better investment opportunity available in the market.

The Funds (except the California High-Yield Fund) will purchase only investment-grade municipal securities, defined as those issues rated in the four highest rating categories by independent rating agencies at the time of purchase. The Funds may also purchase non-rated securities if, based on credit analysis, the investment manager believes that they are of comparable quality to investment-grade securities.

Under normal market conditions, the Funds will invest in longer maturity bonds (typically, bonds with maturities in excess of ten years). However, a Fund may shorten or lengthen maturities to achieve its objective.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent that Fund from achieving its objective.

A Fund's investment objective may be changed only with shareholder approval. Except as otherwise noted, the principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."

PRINCIPAL RISKS

Below is a description of investment risks that apply to the Funds. More specific risks that apply to individual Funds are included in the individual Fund descriptions in the pages that follow.

The value of your investment in a Fund will fluctuate with fluctuations in the value of the Fund's investment portfolio. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The principal factors that may affect the value of a Fund's portfolio are changes in interest rates and the creditworthiness of a Fund's portfolio holdings, as described below:

Interest rate risk. Changes in market interest rates will affect the value of securities held by a Fund's investment portfolio. Generally, the market value of a municipal bond moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates decline. A Fund's net asset value per share moves in the same direction as the market value of the Fund's securities holdings. Therefore, if interest rates rise, you should expect a Fund's net asset value per share to fall, and if interest rates decline, you should expect a Fund's net asset value to rise.

Additionally, longer maturity bonds, like those held by the Funds, are generally more sensitive to changes in interest rates. Each Fund's strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

In a declining interest rate environment, portfolio holdings that are close to maturity or are subject to call by the issuer may be disadvantageous to a Fund. Proceeds of matured or called bonds may be reinvested at lower yields, which could affect the level of income a Fund generates.

Credit risk. A municipal bond issue could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Many states and municipalities periodically face budget shortfalls and other problems as a result of economic downturns. The failure to address these problems in a satisfactory manner could affect a state's or municipality's credit quality and result in downgrading or a decline in a security's market value. Credit risk also includes the risk that an issuer of a municipal bond would be unable to make interest and principal payments. Further, revenue bonds held by a Fund may be downgraded or may default on payment if revenues from their underlying facilities decline. If a Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

The investment manager seeks to minimize the credit risk inherent in municipal securities by performing its own in-depth credit analysis on every municipal security before purchase and by continuing to monitor all securities while they remain in each Fund's portfolio. Each Fund may purchase municipal bonds that are insured as to the payment of principal and interest. However, the Funds view insurance as an enhancement of quality, not as a substitute for it. A Fund will not purchase a bond unless the investment manager approves the underlying credit.

The Funds are also subject to the following risks:

Concentration risk. Each Fund (except the National Fund) invests in municipal securities issued by a single state and its municipalities. Specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. These factors may include state or local legislation or policy changes, economic factors, natural disasters and the possibility of credit problems. The Funds seek to minimize this risk by diversifying investments within the state. In addition, each Fund is subject to certain investment restrictions limiting the amount of its assets that can be invested in the securities of a single issuer.

Market risk. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that the Funds purchase and sell portfolio holdings through municipal bond dealers. A Fund's ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers. Lower-rated securities may be less liquid than higher-rated securities. Further, if certain securities or market sectors represented in a Fund's portfolio do not perform as expected, that Fund's net asset value may decline.

An investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.

PAST PERFORMANCE

Each Fund offers three Classes of shares. The performance information presented for each Fund provides some indication of the risks of investing in that Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to the Lehman Brothers Municipal Bond Index, a widely-used measure of municipal bond performance. Although each Fund's fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Funds with the returns of other mutual funds. How a Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary among each Fund's Classes due to their different fees and expenses.

FEES AND EXPENSES

The fees and expenses table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from a Fund's assets and are therefore paid indirectly by you and other Fund shareholders.

Accompanying each Fund's fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.

DISCUSSIONS OF EACH FUND BEGIN ON PAGE 4.

National Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The National Fund uses the following investment strategies to pursue its investment objective:

The National Fund invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In respect of the National Fund's risks, please refer to the "Principal Risks" section on pages 2 and 3 of this Prospectus.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

National Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996    1997   1998    1999    2000   2001   2002   2003    2004
 ----   ----    ----   ----    ----    ----   ----   ----   -----   ----
20.10%  3.33%  10.38%  5.66%  -5.24%  12.33%  3.53%  6.65%  5.04%   3.36%



         Best calendar quarter return: 8.25% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.26% - quarter ended 12/31/99.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.54)% 5.10% 5.80%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.54)  5.10  5.80       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.45   5.04  5.71       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.44   4.98   n/a    3.29%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.44   5.18  5.37       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

National Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .31%        .31%    .31%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .91%       1.81%   1.81%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $563         $751         $  955         $1,541
                    ---------------------------------------------------------------------
                    Class C         381          664          1,070          2,205
                    ---------------------------------------------------------------------
                    Class D         284          569            980          2,127
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $563         $751         $  955         $1,541
                    ---------------------------------------------------------------------
                    Class C         282          664          1,070          2,205
                    ---------------------------------------------------------------------
                    Class D         184          569            980          2,127
                    ---------------------------------------------------------------------

California High-Yield Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The California High-Yield Fund seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The California High-Yield Fund uses the following investment strategies to pursue its investment objective:

The California High-Yield Fund invests at least 80% of its net assets in California municipal securities that are within any rating category, including securities rated below investment-grade or securities that are not rated.

In selecting securities to purchase, the investment manager may consider the current market conditions, the availability of lower-rated securities, and whether lower-rated securities offer yields high enough relative to yields on investment-grade securities to justify their higher risk.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California High-Yield Fund is subject to the following risks:

.. Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors including the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.

.. Because the Fund may invest in non-investment-grade bonds, it is subject to greater risk of loss of principal than funds that invest in higher-rated investment-grade bonds. The Fund may pay higher yields than funds that invest in investment-grade bonds, but at the same time, may experience greater volatility.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman has periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the California High-Yield Funds' management fee to .40% per annum. Seligman may discontinue its fee waiver at any time. Absent such reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

California High-Yield Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996   1997    1998   1999    2000     2001   2002   2003    2004
------  -----  -----  -----  ------  ------   -----   -----  -----   ----
14.55%  5.52%  8.72%  6.18%  -5.26%  14.40%   4.60%   7.02%  4.63%   4.90%



         Best calendar quarter return: 6.48% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.34% - quarter ended 12/31/99.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (0.08)% 6.00% 5.88%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.29)  5.91  5.74       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  1.48   5.78  5.70       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      1.88   5.88   n/a    4.01%
-------------------------------------------------------------------------------------------
CLASS D                                                      2.95   6.09  5.41       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

California High-Yield Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES* (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees/(2)/                                                                   .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .40%        .40%    .40%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.00%       1.90%   1.90%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
(2)Seligman, at its discretion, is waiving a portion of its management fee to limit the per annum management fee of the California High-Yield Fund to .40% per annum. Seligman may discontinue its fee waiver at any time. Such fee waiver is not reflected above.



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $572         $778         $1,001         $1,641
---------------------------------------------------------------------
Class C         390          691          1,116          2,300
---------------------------------------------------------------------
Class D         293          597          1,026          2,222
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $572         $778         $1,001         $1,641
---------------------------------------------------------------------
Class C         291          691          1,116          2,300
---------------------------------------------------------------------
Class D         193          597          1,026          2,222
---------------------------------------------------------------------

California Quality Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The California Quality Fund seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The California Quality Fund uses the following investment strategies to pursue its investment objective:

The California Quality Fund invests at least 80% of its net assets in California municipal securities that are within the three highest ratings of Moody's Investors Service (Moody's) (Aaa, Aa, or A) or Standard & Poor's Ratings Services (S&P) (AAA, AA, or A) on the date of purchase.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California Quality Fund is subject to the following risk:

.. Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

California Quality Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996   1997   1998    1999    2000   2001    2002   2003    2004
------  -----  -----  -----  ------  ------  -----  -----  ------   -----
19.79%  3.91%  8.80%  6.26%  -6.10%  16.27%  4.34%  7.16%   4.02%   4.20%



         Best calendar quarter return: 8.97% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.53% - quarter ended 6/30/99.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (0.69)% 6.04% 6.13%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.94)  5.94  5.97       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  1.09   5.79  5.90       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      1.26   5.93   n/a    4.06%
-------------------------------------------------------------------------------------------
CLASS D                                                      2.29   6.13  5.67       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

California Quality Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .33%        .33%    .33%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .93%       1.83%   1.83%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $565         $757         $  965         $1,564
---------------------------------------------------------------------
Class C         383          670          1,080          2,226
---------------------------------------------------------------------
Class D         286          576            990          2,148
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $565         $757         $  965         $1,564
---------------------------------------------------------------------
Class C         284          670          1,080          2,226
---------------------------------------------------------------------
Class D         186          576            990          2,148
---------------------------------------------------------------------

Colorado Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Colorado Fund seeks to maximize income exempt from regular federal income taxes and from Colorado personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Colorado Fund uses the following investment strategies to pursue its investment objective:

The Colorado Fund invests at least 80% of its net assets in Colorado municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Colorado Fund is subject to the following risks:


.. Because the Fund invests primarily in securities of Colorado issuers, the Fund's performance may be affected by state or local legislation or policy changes, terrorist attacks, bankruptcy of United Airlines, long-term water availability, the possibility of declining housing prices, household debt burdens, state and local budgetary shortfalls and other economic factors.


.. Due to the current economic conditions in the State, together with the State's constitutionally mandated inability to increase taxes without voter approval and constitutionally mandated minimum increases in funding for elementary and secondary education, the State of Colorado once again faces difficult budget issues that must be resolved by the legislature. Local governments and state agencies and other instrumentalities may be adversely affected by the legislature's spending decisions. Colorado's constitutional and statutory restrictions on spending and taxes may adversely affect the ability of state and local governments to provide necessary services.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and beside the chart do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Colorado Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997   1998   1999    2000   2001   2002    2003    2004
------  -----  -----  -----  ------  ------  -----  -----  ------   -----
13.96%  3.39%  7.52%  5.80%  -5.26%  12.92%  5.22%  7.66%   5.53%   4.26%



         Best calendar quarter return: 6.34% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.33% - quarter ended 12/31/99.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (0.66)% 6.03% 5.47%    n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.66)  6.02  5.45     n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.94   5.82  5.37     n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      1.40   5.91   n/a    4.08%
-------------------------------------------------------------------------------------------
CLASS D                                                      2.33   6.10  5.00     n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Colorado Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .34%        .34%    .34%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .94%       1.84%   1.84%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $566         $760         $  970         $1,575
---------------------------------------------------------------------
Class C         384          673          1,086          2,237
---------------------------------------------------------------------
Class D         287          579            995          2,159
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $566         $760         $  970         $1,575
---------------------------------------------------------------------
Class C         285          673          1,086          2,237
---------------------------------------------------------------------
Class D         187          579            995          2,159
---------------------------------------------------------------------

Florida Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Florida Fund seeks high income exempt from regular federal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Florida Fund uses the following investment strategies to pursue its investment objective:

The Florida Fund invests at least 80% of its net assets in Florida municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Florida Fund is subject to the following risks:

.. The lack of an income tax in Florida exposes total tax collections to more volatility than would otherwise be the case and, in the event of an economic downturn, could affect the State's ability to pay principal and interest in a timely manner.

.. Florida's economy may be affected by foreign trade, crop failures, and severe weather conditions and is sensitive to the trends in the tourism and construction industries.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman has periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to .35% per annum. Seligman may discontinue its fee waiver at any time. Absent such reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Florida Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997   1998   1999    2000   2001   2002    2003   2004
------  -----  -----  -----  ------  ------  -----  -----  ------  -----
16.67%  2.76%  9.33%  5.67%  -4.89%  14.41%  4.15%  7.67%   5.27%  3.27%



         Best calendar quarter return: 7.00% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.26% - quarter ended 3/31/96.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                      CLASS C
                                                                                       SINCE
                                                             ONE     FIVE     TEN    INCEPTION
                                                             YEAR    YEARS   YEARS    5/27/99
------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------
Return before taxes                                         (1.61)%  5.85%   5.77%        n/a
------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.62)   5.82    5.64         n/a
------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.32    5.66    5.57         n/a
------------------------------------------------------------------------------------------------
CLASS C                                                      0.50    5.89     n/a      4.17%
------------------------------------------------------------------------------------------------
CLASS D                                                      1.50    6.09    5.49         n/a
------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48    7.20    7.06      5.91/(1)/
------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Florida Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES* (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees/(2)/                                                                   .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .25%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .39%        .39%    .39%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.14%       1.89%   1.89%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
(2)Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to .35% per annum. Seligman may discontinue its fee waiver at any time. Such fee waiver is not reflected above.



EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $586         $820         $1,073         $1,795
---------------------------------------------------------------------
Class C         389          688          1,111          2,289
---------------------------------------------------------------------
Class D         292          594          1,021          2,212
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $586         $820         $1,073         $1,795
---------------------------------------------------------------------
Class C         290          688          1,111          2,289
---------------------------------------------------------------------
Class D         192          594          1,021          2,212
---------------------------------------------------------------------

Georgia Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Georgia Fund seeks to maximize income exempt from regular federal income taxes and from Georgia personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Georgia Fund uses the following investment strategies to pursue its investment objective:

The Georgia Fund invests at least 80% of its net assets in Georgia municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Georgia Fund is subject to the following risks:

.. Georgia's economy will be affected by trends in the trade, transportation and utilities, professional and business services, manufacturing, and education and health services as these industries, along with government, comprise the largest sources of employment within the State.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from of losses realized on the sale of Fund shares.

Georgia Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996    1997   1998   1999    2000    2001   2002    2003    2004
------  -----  -----  -----  ------  ------  -----  ------  ------   ----
19.16%  3.86%  9.02%  5.94%  -5.04%  13.49%  3.02%   7.83%   5.02%   1.88%



         Best calendar quarter return: 7.71% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.21% - quarter ended 6/30/04.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.96)% 5.13% 5.71%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.96)  5.06  5.58       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.59   5.02  5.55       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (1.01)  5.01   n/a    3.34%
-------------------------------------------------------------------------------------------
CLASS D                                                     (0.02)  5.21  5.29       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Georgia Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .34%        .34%    .34%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .94%       1.84%   1.84%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $566         $760         $  970         $1,575
---------------------------------------------------------------------
Class C         384          673          1,086          2,237
---------------------------------------------------------------------
Class D         287          579            995          2,159
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $566         $760         $  970         $1,575
---------------------------------------------------------------------
Class C         285          673          1,086          2,237
---------------------------------------------------------------------
Class D         187          579            995          2,159
---------------------------------------------------------------------

Louisiana Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Louisiana Fund seeks to maximize income exempt from regular federal income taxes and from Louisiana personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Louisiana Fund uses the following investment strategies to pursue its investment objective:

The Louisiana Fund invests at least 80% of its net assets in Louisiana municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Louisiana Fund is subject to the following risks:

.. Louisiana's economy is affected by trends in the oil and gas, tourism, and gaming industries within the State.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Louisiana Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997   1998   1999    2000    2001   2002  2003   2004
------  -----  -----  -----  ------  ------  -----  -----  -----  -----
17.10%  3.49%  8.45%  5.93%  -4.62%  12.70%  4.20%  8.50%  4.30%  3.52%



         Best calendar quarter return: 6.57% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.60% - quarter ended 9/30/99.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.37)% 5.54% 5.69%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.44)  5.48  5.56       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.53   5.39  5.53       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.50   5.38   n/a    3.81%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.60   5.63  5.26       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Louisiana Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .31%        .31%    .31%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .91%       1.81%   1.81%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $563         $751         $  955         $1,541
                    ---------------------------------------------------------------------
                    Class C         381          664          1,070          2,205
                    ---------------------------------------------------------------------
                    Class D         284          569            980          2,127
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $563         $751         $  955         $1,541
                    ---------------------------------------------------------------------
                    Class C         282          664          1,070          2,205
                    ---------------------------------------------------------------------
                    Class D         184          569            980          2,127
                    ---------------------------------------------------------------------

Maryland Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Maryland Fund seeks to maximize income exempt from regular federal income taxes and from Maryland personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Maryland Fund uses the following investment strategies to pursue its investment objective:

The Maryland Fund invests at least 80% of its net assets in Maryland municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Maryland Fund is subject to the following risks:

.. Because the Fund favors investing in revenue bonds, including revenue bonds issued on behalf of health-care providers, its performance may also be affected by economic developments impacting a specific facility or type of facility.

.. The performance of general obligation bonds of Maryland issuers may be affected by efforts to limit or reduce state or local taxes.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Maryland Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997   1998   1999    2000    2001   2002   2003    2004
------  -----  -----  -----  ------  ------  -----  -----  ------   -----
16.84%  3.66%  8.09%  5.85%  -3.34%  11.25%  4.18%  7.60%   3.50%   4.12%



         Best calendar quarter return: 6.96% - quarter ended 3/31/95.



        Worst calendar quarter return: -1.73% - quarter ended 3/31/96.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (0.81)% 5.05% 5.54%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.91)  4.97  5.45       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.87   4.94  5.41       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      1.30   4.94   n/a    3.61%
-------------------------------------------------------------------------------------------
CLASS D                                                      2.31   5.16  5.10       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Maryland Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .33%        .33%    .33%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .93%       1.83%   1.83%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $565         $757         $  965         $1,564
---------------------------------------------------------------------
Class C         383          670          1,080          2,226
---------------------------------------------------------------------
Class D         286          576            990          2,148
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $565         $757         $  965         $1,564
---------------------------------------------------------------------
Class C         284          670          1,080          2,226
---------------------------------------------------------------------
Class D         186          576            990          2,148
---------------------------------------------------------------------

Massachusetts Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Massachusetts Fund seeks to maximize income exempt from regular federal income taxes and from Massachusetts personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Massachusetts Fund uses the following investment strategies to pursue its investment objective:

The Massachusetts Fund invests at least 80% of its net assets in Massachusetts municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Massachusetts Fund is subject to the following risks:

.. Massachusetts and certain of its cities, towns, counties, and other political subdivisions have, at certain times in the past, experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of these financial difficulties could adversely affect the market value and marketability of, or result in default on payments of, outstanding obligations issued by Massachusetts or its public authorities or municipalities.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Massachusetts Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996   1997   1998    1999    2000    2001  2002    2003    2004
------  -----  -----  -----  ------  ------  -----  -----  ------   ----
15.20%  4.14%  8.68%  6.55%  -6.73%  15.20%  4.39%  9.94%   5.26%   2.60%



         Best calendar quarter return: 6.45% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.80% - quarter ended 9/30/99.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.30)% 6.33% 5.83%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.36)  6.32  5.70       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.13)  6.08  5.63       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.38)  6.23   n/a    4.16%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.57   6.43  5.38       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Massachusetts Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .29%        .29%    .29%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .89%       1.79%   1.79%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $562         $745         $  945         $1,519
---------------------------------------------------------------------
Class C         379          658          1,060          2,184
---------------------------------------------------------------------
Class D         282          563            970          2,105
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $562         $745         $  945         $1,519
---------------------------------------------------------------------
Class C         280          658          1,060          2,184
---------------------------------------------------------------------
Class D         182          563            970          2,105
---------------------------------------------------------------------

Michigan Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Michigan Fund seeks to maximize income exempt from regular federal income taxes and from Michigan personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Michigan Fund uses the following investment strategies to pursue its investment objective:

The Michigan Fund invests at least 80% of its net assets in Michigan municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Michigan Fund is subject to the following risks:

.. The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism, and agriculture. The cyclical nature of these industries may adversely affect the revenue stream of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Michigan Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996    1997   1998   1999    2000    2001   2002    2003   2004
------  -----  -----  -----  ------  ------  -----  ------- ------  -----
15.78%  3.74%  8.73%  6.12%  -3.80%  12.89%  4.37%   7.75%   5.41%  3.10%



         Best calendar quarter return: 6.57% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.00% - quarter ended 6/30/04.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                        CLASS C
                                                                                         SINCE
                                                             ONE     FIVE      TEN     INCEPTION
                                                             YEAR    YEARS    YEARS     5/27/99
--------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------
Return before taxes                                         (1.79)%   5.62%    5.77%        n/a
--------------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.79)    5.55     5.59         n/a
--------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.21     5.44     5.57         n/a
--------------------------------------------------------------------------------------------------
CLASS C                                                      0.14     5.48     n/a       4.03%
--------------------------------------------------------------------------------------------------
CLASS D                                                      1.19     5.70     5.30         n/a
--------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48     7.20     7.06      5.91/(1)/
--------------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Michigan Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .27%        .27%    .27%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .87%       1.77%   1.77%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $560         $739         $  934         $1,497
---------------------------------------------------------------------
Class C         377          652          1,050          2,163
---------------------------------------------------------------------
Class D         280          557            959          2,084
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $560         $739         $  934         $1,497
---------------------------------------------------------------------
Class C         278          652          1,050          2,163
---------------------------------------------------------------------
Class D         180          557            959          2,084
---------------------------------------------------------------------

Minnesota Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Minnesota Fund seeks to maximize income exempt from regular federal income taxes and from regular Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Minnesota Fund uses the following investment strategies to pursue its investment objective:

The Minnesota Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities, subject to applicable requirements. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Minnesota Fund is subject to the following risks:

.. Pursuant to Minnesota legislation enacted in 1995, dividends that would otherwise be exempt from Minnesota personal income tax in the case of individuals, estates, and trusts, could become subject to the Minnesota personal income tax if it were judicially determined that exempting such dividends would discriminate against interstate commerce.


.. The State of Minnesota relies heavily on a progressive individual income tax and retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Minnesota's budget outlook weakened substantially at the beginning of the 2002-2003 biennium, when the State's budget deficits almost exhausted its reserves and limited the options available to State officials to successfully manage revenue variations. However, actions taken early in 2003 enabled the State to balance the biennial budget for the period ended June 30, 2003. The November 2004 forecast projected a $495 million surplus for 2004-2005 biennium, but projected a $700 million deficit for the biennium ending June 30, 2007. The budgets for each of these biennial periods must be balanced. Future adjustments are expected to be necessary for fiscal year 2006 and fiscal year 2007.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Minnesota Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997   1998   1999    2000    2001   2002    2003    2004
------  -----  -----  -----  ------  ------  -----  ------  ------   -----
11.41%  3.39%  7.02%  6.21%  -4.15%  12.34%  4.26%   7.81%  4.51%    2.72%



         Best calendar quarter return: 5.04% - quarter ended 12/31/00.



        Worst calendar quarter return: -2.43% - quarter ended 6/30/04.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.10)% 5.23% 4.95%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.10)  5.23  4.90       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.04)  5.10  4.90       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.20)  5.11   n/a    3.60%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.81   5.32  4.51       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Minnesota Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                           CLASS A    CLASS C CLASS D
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          4.75%          2%      1%
---------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                4.75%/(1)/     1%   none
---------------------------------------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
 (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
---------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .50%        .50%    .50%
---------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                              .10%       1.00%   1.00%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        .28%        .28%    .28%
---------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  .88%       1.78%   1.78%
---------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $561         $742         $  939         $1,508
                    ---------------------------------------------------------------------
                    Class C         378          655          1,055          2,174
                    ---------------------------------------------------------------------
                    Class D         281          560            964          2,095
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $561         $742         $  939         $1,508
                    ---------------------------------------------------------------------
                    Class C         279          655          1,055          2,174
                    ---------------------------------------------------------------------
                    Class D         181          560            964          2,095
                    ---------------------------------------------------------------------

Missouri Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Missouri Fund seeks to maximize income exempt from regular federal income taxes and from Missouri personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Missouri Fund uses the following investment strategies to pursue its investment objective:

The Missouri Fund invests at least 80% of its net assets in Missouri municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Missouri Fund is subject to the following risks:

.. Defense-related business and agriculture play an important role in Missouri's economy. Negative trends in these industries or the relocation of major employers engaged in such industries could have a negative impact on the economy of the State.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Missouri Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996   1997    1998   1999    2000   2001   2002    2003    2004
------  -----  -----  -----  ------  ------  -----  -----  ------   -----
16.95%  3.71%  8.08%  5.77%  -5.59%  15.18%  3.49%  9.04%  4.61%    3.02%



         Best calendar quarter return: 7.31% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.33% - quarter ended 6/30/04.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                     CLASS C
                                                                                      SINCE
                                                             ONE    FIVE      TEN   INCEPTION
                                                             YEAR   YEARS    YEARS   5/27/99
-----------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------
Return before taxes                                         (1.96)%  5.93%    5.72%      n/a
-----------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.98)   5.86     5.58       n/a
-----------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.03    5.69     5.52       n/a
-----------------------------------------------------------------------------------------------
CLASS C                                                      0.17    5.82     n/a     4.00%
-----------------------------------------------------------------------------------------------
CLASS D                                                      1.18    6.03     5.29       n/a
-----------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48    7.20     7.06    5.91/(1)/
-----------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Missouri Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%/(1)/     2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .34%        .34%    .34%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .94%       1.84%   1.84%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $566         $760         $  970         $1,575
---------------------------------------------------------------------
Class C         384          673          1,086          2,237
---------------------------------------------------------------------
Class D         287          579            995          2,159
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $566         $760         $  970         $1,575
---------------------------------------------------------------------
Class C         285          673          1,086          2,237
---------------------------------------------------------------------
Class D         187          579            995          2,159
---------------------------------------------------------------------

New Jersey Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The New Jersey Fund uses the following investment strategies to pursue its investment objective:

The New Jersey Fund invests at least 80% of its net assets in New Jersey municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New Jersey Fund is subject to the following risks:

.. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction, and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's economy will be affected by trends in these sectors.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

New Jersey Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997   1998   1999    2000    2001   2002   2003   2004
------  -----  -----  -----  ------  ------  -----  -----  ------  -----
15.57%  3.40%  8.93%  6.00%  -5.58%  13.25%  3.98%  7.78%  4.80%   3.02%



         Best calendar quarter return: 6.78% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.51% - quarter ended 12/31/99.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.87)% 5.47% 5.46%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.89)  5.43  5.28       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.13   5.30  5.26       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.17   5.45   n/a    3.66%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.21   5.66  5.15       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

New Jersey Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/    .39%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .23%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .40%        .40%    .40%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.13%       1.90%   1.90%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $585         $817         $1,068         $1,784
---------------------------------------------------------------------
Class C         390          691          1,116          2,300
---------------------------------------------------------------------
Class D         293          597          1,026          2,222
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $585         $817         $1,068         $1,784
---------------------------------------------------------------------
Class C         291          691          1,116          2,300
---------------------------------------------------------------------
Class D         193          597          1,026          2,222
---------------------------------------------------------------------

New York Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The New York Fund seeks to maximize income exempt from regular federal income taxes and from New York personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The New York Fund uses the following investment strategies to pursue its investment objective:

The New York Fund invests at least 80% of its net assets in New York municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New York Fund is subject to the following risks:

.. New York City and certain localities outside New York City have experienced financial problems in the past. Recurrence of these problems may affect the fiscal health of the State.

.. A future terrorist attack within New York City could have a substantial negative effect on the economy of New York City, including the displacement or closure of many businesses, a decline in tourism, and retrenchment in the securities industry, which is a major source of employment in the City.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

New York Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997    1998   1999    2000    2001   2002   2003   2004
------  -----  ------  -----  ------  ------  -----  -----  ------  -----
19.31%  3.83%  10.04%  6.86%  -5.64%  15.00%  3.48%  8.93%  5.26%   3.03%



         Best calendar quarter return: 8.13% - quarter ended 3/31/95.



         Worst calendar quarter return: -2.54 - quarter ended 6/30/04.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.89)% 6.02% 6.29%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.89)  5.96  6.18       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.17   5.80  6.09       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.16   5.88   n/a    4.07%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.11   6.11  5.84       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

New York Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .28%        .28%    .28%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .88%       1.78%   1.78%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $561         $742         $  939         $1,508
---------------------------------------------------------------------
Class C         378          655          1,055          2,174
---------------------------------------------------------------------
Class D         281          560            964          2,095
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $561         $742         $  939         $1,508
---------------------------------------------------------------------
Class C         279          655          1,055          2,174
---------------------------------------------------------------------
Class D         181          560            964          2,095
---------------------------------------------------------------------

North Carolina Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The North Carolina Fund seeks high income exempt from regular federal income taxes and North Carolina personal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The North Carolina Fund uses the following investment strategies to pursue its investment objective:

The North Carolina Fund invests at least 80% of its net assets in North Carolina municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the North Carolina Fund is subject to the following risks:


.. While during 2004, the North Carolina economy's recovery from the 2001 recession accelerated, job growth has been moderate and some sectors of the North Carolina economy, particularly manufacturing employment, continue to decline.



.. While the State currently has been successful in balancing its budget after previously coping with a significant budget shortfall, the State continues to face pressures in matching revenues to expenses and likely will continue to deal with budget problems at least until the rate of growth in the North Carolina economy increases or changes are made to the tax system to better match it to the changing North Carolina economy, thereby increasing overall tax revenues. Because of these budget problems, both Moody's and S&P reviewed their ratings of North Carolina general obligations in 2002. While S&P retained its "AAA" rating for North Carolina's general obligations, Moody's reduced its rating of such obligations to "Aa1". A failure to adequately deal with these ongoing issues could further adversely effect the credit ratings of general obligations of the State.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

North Carolina Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995     1996   1997    1998   1999    2000    2001  2002    2003    2004
------   -----  -----   -----  ------  ------  -----  -----  ------   -----
19.56%   2.71%  8.75%   5.81%  -5.02%  12.33%  4.34%  8.18%   4.95%   2.49%



         Best calendar quarter return: 8.72% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.71% - quarter ended 3/31/96.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.32)% 5.38% 5.72%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.37)  5.31  5.60       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.32)  5.18  5.52       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.24)  5.39   n/a    3.75%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.74   5.59  5.44       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

North Carolina Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .25%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .44%        .44%    .44%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.19%       1.94%   1.94%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $591         $835         $1,098         $1,850
---------------------------------------------------------------------
Class C         394          703          1,137          2,342
---------------------------------------------------------------------
Class D         297          609          1,047          2,264
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $591         $835         $1,098         $1,850
---------------------------------------------------------------------
Class C         295          703          1,137          2,342
---------------------------------------------------------------------
Class D         197          609          1,047          2,264
---------------------------------------------------------------------

Ohio Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Ohio Fund seeks to maximize income exempt from regular federal income taxes and from Ohio personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Ohio Fund uses the following investment strategies to pursue its investment objective:

The Ohio Fund invests at least 80% of its net assets in Ohio municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Ohio Fund is subject to the following risks:

.. Ohio's economy relies in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in other less industrial states and in the nation as a whole.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Ohio Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997  1998    1999    2000    2001   2002   2003   2004
------  -----  -----  -----  ------  ------  -----  -----  ------  -----
15.23%  3.77%  8.39%  5.89%  -4.65%  13.41%  4.17%  8.07%  4.20%   3.38%




         Best calendar quarter return: 6.47% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.12% - quarter ended 6/30/04.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.56)% 5.54% 5.54%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.62)  5.51  5.41       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.34   5.40  5.39       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.47   5.41   n/a    3.77%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.44   5.60  5.10       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Ohio Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .27%        .27%    .27%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .87%       1.77%   1.77%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $560         $739         $  934         $1,497
---------------------------------------------------------------------
Class C         377          652          1,050          2,163
---------------------------------------------------------------------
Class D         280          557            959          2,084
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $560         $739         $  934         $1,497
---------------------------------------------------------------------
Class C         278          652          1,050          2,163
---------------------------------------------------------------------
Class D         180          557            959          2,084
---------------------------------------------------------------------

Oregon Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Oregon Fund seeks to maximize income exempt from regular federal income taxes and from Oregon personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Oregon Fund uses the following strategies to pursue its investment objective:

The Oregon Fund invests at least 80% of its net assets in Oregon municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Oregon Fund is subject to the following risks:


.. Oregon's economy continues to be affected by the technology, manufacturing, forest products, and agricultural industries, which continue to decline.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Oregon Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996   1997   1998    1999    2000    2001   2002   2003   2004
------  -----  -----  -----  ------  ------  -----  -----  ------  -----
14.55%  3.81%  9.05%  6.09%  -3.95%  12.56%  4.38%  8.20%   4.37%  3.60%



         Best calendar quarter return: 6.15% - quarter ended 3/31/95.



        Worst calendar quarter return: -1.78% - quarter ended 6/30/99.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (1.37)% 5.54% 5.63%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (1.38)  5.47  5.52       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.46   5.35  5.47       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      0.79   5.44   n/a    3.89%
-------------------------------------------------------------------------------------------
CLASS D                                                      1.67   5.65  5.19       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Oregon Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .31%        .31%    .31%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .91%       1.81%   1.81%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $563         $751         $  955         $1,541
                    ---------------------------------------------------------------------
                    Class C         381          664          1,070          2,205
                    ---------------------------------------------------------------------
                    Class D         284          569            980          2,127
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $563         $751         $  955         $1,541
                    ---------------------------------------------------------------------
                    Class C         282          664          1,070          2,205
                    ---------------------------------------------------------------------
                    Class D         184          569            980          2,127
                    ---------------------------------------------------------------------

Pennsylvania Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Pennsylvania Fund uses the following investment strategies to pursue its investment objective:

The Pennsylvania Fund invests at least 80% of its net assets in Pennsylvania municipal securities rated investment-grade when purchased. The Fund will ordinarily hold securities with maturities in excess of one year.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Pennsylvania Fund is subject to the following risks:

.. Pennsylvania and various of its political subdivisions, including the Philadelphia School District and the cities of Philadelphia, Pittsburgh and Scranton, have, in the past, encountered financial difficulties due to slowdowns in the pace of economic activity and other factors.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Pennsylvania Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995   1996    1997   1998   1999    2000    2001   2002   2003    2004
------  -----  -----  -----  ------  ------  -----  -----  ------   -----
18.01%  3.44%  8.70%  6.14%  -5.19%  12.98%  3.81%  9.31%   3.70%   2.47%



         Best calendar quarter return: 7.59% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.61% - quarter ended 6/30/04.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (2.35)% 5.35% 5.65%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (2.39)  5.28  5.47       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares (0.37)  5.14  5.41       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                     (0.27)  5.36   n/a    3.66%
-------------------------------------------------------------------------------------------
CLASS D                                                      0.72   5.56  5.34       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges, or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

Pennsylvania Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .25%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .61%        .61%    .61%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.36%       2.11%   2.11%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $607         $885         $1,184         $2,032
---------------------------------------------------------------------
Class C         411          754          1,223          2,517
---------------------------------------------------------------------
Class D         314          661          1,134          2,441
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $607         $885         $1,184         $2,032
---------------------------------------------------------------------
Class C         312          754          1,223          2,517
---------------------------------------------------------------------
Class D         214          661          1,134          2,441
---------------------------------------------------------------------

South Carolina Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The South Carolina Fund seeks to maximize income exempt from regular federal income taxes and from South Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The South Carolina Fund uses the following investment strategies to pursue its investment objective:

The South Carolina Fund invests at least 80% of its net assets in South Carolina municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the South Carolina Fund is subject to the following risks:

.. While South Carolina has not defaulted on its bonded debt since 1879, the State did experience certain budgeting difficulties in recent years from 1991 to 1993 and from the year 2000 to the present. These difficulties have not impacted the State's ability to pay its indebtedness, but did result in S&P lowering its rating on South Carolina general obligation bonds in 1993. The rating was restored to AAA in 1996.

.. South Carolina had year-end deficits of $87.4 million, $149 million and $177 million for fiscal year 2001, 2002 and 2003, respectively. The deficit for fiscal year 2002 exhausted the State's General Reserve Fund. Appropriations to the General Reserve Fund made in fiscal year 2003 were applied to the reduction of the deficit at the end of fiscal year 2003.


.. The State experienced further revenue shortfalls in the first two quarters of fiscal year 2004. In August 2003, the Capital Reserve Fund for fiscal year 2004 was sequestered and a 1% across the board reduction of General Fund appropriations implemented. As of January 15, 2005, ratings on the State's general obligation bonds had not been revised; however, Moody's assigned a negative outlook to the State's general obligation debt credit rating.



.. Due to more positive financial results for the entire fiscal year of 2004, South Carolina has eliminated the cumulative $177 million deficit and has partially restored the required balance in the General Reserve Fund.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

South Carolina Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1995    1996   1997   1998   1999    2000    2001   2002   2003    2004
------  -----  -----  -----  ------  ------  -----  -----  ------   -----
17.65%  3.93%  8.72%  5.73%  -5.59%  14.65%  3.80%  7.69%   5.50%   4.27%



         Best calendar quarter return: 7.23% - quarter ended 3/31/95.



        Worst calendar quarter return: -2.38% - quarter ended 6/30/04.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04


                                                                                 CLASS C
                                                                                  SINCE
                                                             ONE    FIVE   TEN  INCEPTION
                                                             YEAR   YEARS YEARS  5/27/99
-------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------
Return before taxes                                         (0.71)% 6.06% 5.94%      n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions                         (0.74)  5.98  5.80       n/a
-------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares  0.84   5.81  5.73       n/a
-------------------------------------------------------------------------------------------
CLASS C                                                      1.35   5.94   n/a    4.11%
-------------------------------------------------------------------------------------------
CLASS D                                                      2.34   6.14  5.51       n/a
-------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                         4.48   7.20  7.06    5.91/(1)/
-------------------------------------------------------------------------------------------

-------------
The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.
(1)From 5/28/99.

South Carolina Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%          2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/     1%   none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%        .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                               .10%       1.00%   1.00%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         .31%        .31%    .31%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                   .91%       1.81%   1.81%
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $563         $751         $  955         $1,541
---------------------------------------------------------------------
Class C         381          664          1,070          2,205
---------------------------------------------------------------------
Class D         284          569            980          2,127
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $563         $751         $  955         $1,541
---------------------------------------------------------------------
Class C         282          664          1,070          2,205
---------------------------------------------------------------------
Class D         184          569            980          2,127
---------------------------------------------------------------------

Management of the Funds

A Board of Directors or Board of Trustees (as applicable) provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman manages the investment of each Fund's assets, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with approximately $12.5 billion in assets as of December 31, 2004. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 2004, of approximately $8.9 billion.


Each Fund pays Seligman a fee for its management services. The fee for each Fund is equal to an annual rate of .50% of each Fund's average daily net assets. Seligman, at its discretion, has agreed to waive a portion of its fees so as to limit the per annum fee of the California High-Yield Fund and Florida Fund to 0.40% and 0.35%, respectively. Seligman may discontinue its fee waiver at any time.

PORTFOLIO MANAGEMENT

The Funds are managed by the Seligman Municipals Team, which is headed by Mr. Thomas G. Moles. Mr. Moles, a Director and Managing Director of Seligman, is Vice President and Co-Portfolio Manager of the Funds. He is also Executive Vice President and Co-Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., two closed-end investment companies.

Ms. Eileen A. Comerford, a Senior Vice President and Investment Officer of Seligman, is Co-Portfolio Manager of the Funds. She is also Vice President and Co-Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.


AFFILIATES OF SELIGMAN:
Seligman Advisors, Inc.:
Each Fund's general distributor, responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):
Each Fund's shareholder service agent provides shareholder account services to the Funds at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."
Q1. HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
    SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E.,
    AFTER 4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5. WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

Q6. HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?

A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.


   The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7. DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8. WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
    MARKET TIMING OR LATE TRADING?

A. The SEC, the NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.

Q10. DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. HAVE ANY OTHER MATTERS COME TO SELIGMAN'S ATTENTION IN THE COURSE OF ITS
     INTERNAL INQUIRY?


A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with the Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equals approximately $1.7 million) represented less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.


Q12. HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
     OVERALL INTERNAL REVIEW?

A. One employee has left Seligman.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

..  The amount you plan to invest.

.. How long you intend to remain invested in a Fund, or another Seligman mutual fund.

.. If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

.. Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your authorized dealer or financial advisor will be able to help you decide which Class of shares best meets your needs.

CLASS A
--------------------------------------------------------------------------------
..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
Less than $50,000                  4.75%                  4.99%                   4.25%
------------------------------------------------------------------------------------------------
$50,000 - $99,999                  4.00                   4.17                    3.50
------------------------------------------------------------------------------------------------
$100,000 - $249,999                3.50                   3.63                    3.00
------------------------------------------------------------------------------------------------
$250,000 - $499,999                2.50                   2.56                    2.25
------------------------------------------------------------------------------------------------
$500,000 - $999,999                2.00                   2.04                    1.75
------------------------------------------------------------------------------------------------
$1,000,000 and over/(2)/           0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

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(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

..  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

.. No initial sales charge on reinvested dividends or capital gain distributions.

INFORMATION REGARDING BREAKPOINT DISCOUNTS FOR CLASS A SHARES

Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds described above, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the Fund's Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:

Volume Discounts and Rights of Accumulation. Volume discounts are provided if the total amount being invested by a "single person" in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group, reaches the Breakpoint Discount thresholds set forth above.


Breakpoint Discounts contemplated above are also available under a Seligman group program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described above. The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.



If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.



Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent.


Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Fund's Statement of Additional Information.


For more information regarding Breakpoint Discounts, please consult the Funds' Statement of Additional Information. This information can also be found at www.seligman.com/(1)/ via a hyperlink that is designed to facilitate access to the information.


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(1) The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

INFORMATION REGARDING SALES OF CLASS A SHARES AT NET ASSET VALUE

Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman's affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Fund's Statement of Additional
Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Fund's distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Funds in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and in connection with sales pursuant to specified 401(k) programs.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


For more information about those who can purchase shares of the Funds without a sales charge and other relevant information, please consult the Fund's Statement of Additional Information. In addition, this information can be found at www.seligman.com/(1)/ via a hyperlink that is designed to facilitate access to the information.


CLASS C
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:


                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
   Less than $100,000              1.00%                  1.01%                   1.00%
------------------------------------------------------------------------------------------------
   $100,000 - $249,999             0.50                   0.50                    0.50
------------------------------------------------------------------------------------------------
   $250,000 - $999,999             0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

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(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

..  A 1% CDSC on shares sold within eighteen months of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

.. No initial sales charge on reinvested dividends or capital gain distributions.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

-------------

(1) The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.


When purchasing shares through certain financial intermediaries listed in the Funds' Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Level Load Intermediaries.



In addition, in connection with the purchase of Class C shares by a "single person" (as defined above and in the Funds' Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule under the circumstances described above under the headings "Volume Discount and Rights of Accumulation" and "Letter of Intent". Amounts invested in Class A shares and Class C shares will not be aggregated for the purpose of determining eligibility for a Breakpoint Discount.


CLASS D*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A 1% CDSC on shares sold within one year of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------
 *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

--------------------------------------------------------------------------------

Seligman (as well as the Funds' distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the Funds' Statement of Additional Information.

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Board of Directors or Trustees, as applicable, believes that no conflict of interest currently exists between a Fund's Class A, Class C and Class D shares. On an ongoing basis, the Directors or Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy shares of the same class of shares of any other Seligman mutual fund ("another fund" or "other fund") or when you exchange shares of another fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another fund, it will be assumed that you held the shares of the other fund since the date you purchased the shares of that Fund. Similarly, when you exchange shares of another fund for shares of a Fund, it will be assumed that you held the shares of that Fund since the date you originally purchased shares of the other fund.




The CDSC on Class A, Class C and Class D shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement, 403(b) plans and 401(k) plans; in connection with shares sold to current and retired Directors/Trustees; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying a sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) Programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. For more information, please consult the Funds' Statement of Additional Information or www.seligman.com/(1)/.


Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request, subject to the subsequent acceptance of the order by Seligman Advisors. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

  NAV: Computed separately for each Class of a Fund by dividing that Class's share of the value of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

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(1)The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this Prospectus.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.


The NAV of a Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.


Securities owned by a Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility.

Opening Your Account

The Funds' shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D."

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

..  Regular (non-retirement) accounts: $1,000

..  For accounts opened concurrently with Invest-A-Check(R):
 . $100 to open if you will be making monthly investments
 . $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

Share certificates representing shares of a Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as a shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent purchases for non-retirement accounts must be for $100 or more.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of a Fund. If you wish to use this service, contact SDC or an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name and Class of shares and be drawn in an amount of $100 or more.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS or any other institution that provides direct deposit. Call SDC for more information.

The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy these Fund shares. Exchanges will be made at each Fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's required minimum initial investment. Before making an exchange, contact an authorized dealer or your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money. To protect you and a Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to an address other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

..  A signed, written redemption request;
..  Telephone confirmation; and
..  A medallion signature guarantee.

Confirmations will not affect the date on which your redemption request is actually processed, but they may delay the payment of proceeds.


  MEDALLION SIGNATURE GUARANTEE:

  Protects you and each Fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program and The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

You may need to provide additional documents to sell Fund shares if you are:

..  a corporation;
..  an executor or administrator;
..  a trustee or custodian; or
..  in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact an authorized dealer or your financial advisor or SDC's Shareholder Services Department for information on selling your Fund shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, generally within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class C shares or Class D shares and reinvest your dividends and capital gain distributions, you may annually withdraw 10% of the value of your Fund account (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in a Fund, you may ask SDC to provide checks which may be drawn against your account in amounts of $500 or more. You can elect this service on your initial application or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, check redemptions may be subject to a CDSC. If you own Class C or Class D shares, you may use this service only with respect to shares that you have held for at least one year or eighteen months, respectively.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

.. Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of a Fund's net assets;

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

..  Suspend or terminate telephone services;

..  Reject a medallion signature guarantee that SDC believes may be fraudulent;

.. Close your fund account if its value falls below $500, although the Funds generally will not close an account that falls below $500 as a result of a market decline. The Funds will notify you in writing at least 30 days before closing the account;

.. Close your account if it does not have a certified taxpayer identification number; or

.. Request additional information to close your account to the extent required or permitted by applicable law or regulations, including those related to the prevention of money laundering.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

.. Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

..  Exchange shares between funds;

..  Change dividend and/or capital gain distribution options;

..  Change your address;

..  Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

.. Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

..  Corporations may not sell Fund shares by phone;

..  IRAs may only exchange Fund shares or request address changes by phone;

.. Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege
If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of a Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.


Frequent Trading of Fund Shares



As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors/Trustees of each of the Seligman Municipal Fund Series, Seligman Municipal Series Trust, the New Jersey Fund, and the Pennsylvania Fund has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund's portfolio. If any Fund, Seligman Advisors, the Funds' distributor, or SDC, the Funds' shareholder service agent (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of a Fund's shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Funds' policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.



Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman

Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.



To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund's portfolio, hinder such Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund's operating costs and decrease a Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower a Fund's investment performance during periods of rising markets.


Dividends and Capital Gain Distributions


Each Fund generally declares dividends from its net investment income daily and pays dividends on the 17th of each month. If the 17th day of the month falls on a weekend or on a NYSE holiday, dividends will be paid on the previous business day. The Funds distribute any net capital gains realized on investments annually. It is expected that the Funds' distributions will be primarily income dividends. The National Fund, Colorado Fund and Minnesota Fund have substantial capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2012. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.


You may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise.

If you want to change your election, you may write SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, generally within 2 business days from the payable date.


  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates its NAV.


Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class C shares and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.



Taxes

Each Fund intends to pay dividends that are primarily exempt from regular federal income taxes and (except for National Fund) regular personal income taxes in its respective state. A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Accordingly, a portion of dividends paid by the Funds that are not otherwise exempt generally are taxable to you as ordinary income. Income exempt from federal tax may be subject to state and local tax.

Any capital gains distributed by a Fund may be taxable, whether you take them in cash or reinvest them to buy additional Fund shares. Capital gains may be taxed at different rates depending on the length of time a Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which an exempt interest dividend is paid and you held the shares for six months or less, any loss you realize will be disallowed to the extent of the exempt interest dividend. Further, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize, to the extent not disallowed pursuant to the immediate preceding sentence, will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. If you would like more specific information on the possible tax consequences of investing in a particular Fund, you should read that Fund's Statement of Additional Information. However, because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

Financial Highlights


The tables below are intended to help you understand the financial performance of each Fund's classes for the past five years or from inception, if less than five years. Certain information reflects financial results for a single share of a class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes investors may incur on distributions or on the redemption of shares. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their reports, along with the Funds' financial statements, are included in each Fund's Annual Report, which is available upon request.


NATIONAL FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.98  $  8.05  $  7.98  $  7.65  $  7.68
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.34     0.33     0.37     0.37     0.39
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.01)   (0.07)    0.06     0.33    (0.03)
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.33     0.26     0.43     0.70     0.36
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.34)   (0.33)   (0.36)   (0.37)   (0.39)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain                 --       --       --       --       --
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.34)   (0.33)   (0.36)   (0.37)   (0.39)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.97  $  7.98  $  8.05  $  7.98  $  7.65
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               4.16%    3.29%    5.62%    9.36%    4.88%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $73,970  $86,905  $89,243  $89,117  $87,583
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.91%    0.95%    0.89%    0.91%    0.87%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.22%    4.14%    4.64%    4.74%    5.18%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    7.04%    6.97%   20.58%    6.54%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2004    2003  2002OO     2001    2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.98  $ 8.05  $ 7.98  $  7.65  $ 7.68
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.26    0.26    0.30     0.30    0.32
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.01)  (0.07)   0.06     0.33   (0.03)
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.25    0.19    0.36     0.63    0.29
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.26)  (0.29)   (0.30)  (0.32)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --      --       --      --
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.26)  (0.26)  (0.29)   (0.30)  (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.97  $ 7.98  $ 8.05  $  7.98  $ 7.65
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              3.23%   2.36%   4.67%    8.38%   3.94%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $3,503  $5,446  $5,903  $ 3,029  $1,056
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%   1.85%   1.79%    1.81%   1.77%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.32%   3.24%   3.74%    3.84%   4.28%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   7.04%   6.97%   20.58%   6.54%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2004    2003  2002OO     2001    2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.98  $ 8.05  $ 7.98  $  7.65  $ 7.68
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.26    0.26    0.30     0.30    0.32
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.01)  (0.07)   0.06     0.33   (0.03)
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.25    0.19    0.36     0.63    0.29
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.26)  (0.29)   (0.30)  (0.32)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --      --       --      --
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.26)  (0.26)  (0.29)   (0.30)  (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.97  $ 7.98  $ 8.05  $  7.98  $ 7.65
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              3.23%   2.36%   4.67%    8.38%   3.94%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,799  $2,942  $4,059  $ 3,547  $3,839
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%   1.85%   1.79%    1.81%   1.77%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.32%   3.24%   3.74%    3.84%   4.28%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   7.04%   6.97%   20.58%   6.54%
--------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

CALIFORNIA HIGH-YIELD FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  6.59  $  6.74  $  6.63  $  6.33  $  6.28
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.28     0.28     0.29     0.30     0.32
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.06    (0.12)    0.13     0.30     0.13
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.34     0.16     0.42     0.60     0.45
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.27)   (0.28)   (0.29)   (0.30)   (0.32)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.03)   (0.02)      --    (0.08)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.28)   (0.31)   (0.31)   (0.30)   (0.40)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  6.65  $  6.59  $  6.74  $  6.63  $  6.33
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               5.30%    2.48%    6.50%    9.74%    7.49%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $34,315  $38,798  $51,011  $50,239  $47,915
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.90%    0.88%    0.84%    0.70%    0.71%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.20%    4.24%    4.41%    4.69%    5.23%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    4.43%   11.72%    2.95%    5.20%
------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.00%    0.98%    0.94%    0.95%    0.91%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.10%    4.14%    4.31%    4.44%    5.04%
------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  6.60  $  6.75  $  6.64  $  6.34  $  6.29
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.22     0.22     0.23     0.25     0.27
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.06    (0.12)    0.13     0.30     0.13
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.28     0.10     0.36     0.55     0.40
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.21)   (0.22)   (0.23)   (0.25)   (0.27)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.03)   (0.02)      --    (0.08)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.22)   (0.25)   (0.25)   (0.25)   (0.35)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  6.66  $  6.60  $  6.75  $  6.64  $  6.34
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               4.35%    1.56%    5.57%    8.74%    6.53%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 2,964  $ 3,482  $ 3,457  $ 3,293  $ 1,546
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.80%    1.78%    1.74%    1.60%    1.61%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.30%    3.34%    3.51%    3.79%    4.33%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    4.43%   11.72%    2.95%    5.20%
------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.90%    1.88%    1.84%    1.85%    1.81%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.20%    3.24%    3.41%    3.54%    4.13%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS D                                                        2004     2003   2002OO      2001    2000
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   6.60  $  6.75  $  6.64  $   6.34  $ 6.29
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.22     0.22     0.23      0.25    0.27
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments      0.06    (0.12)    0.13      0.30    0.13
-------------------------------------------------------------------------------------------------------
Total from investment operations                              0.28     0.10     0.36      0.55    0.40
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.21)   (0.22)   (0.23)    (0.25)  (0.27)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.01)   (0.03)   (0.02)       --   (0.08)
-------------------------------------------------------------------------------------------------------
Total distributions                                          (0.22)   (0.25)   (0.25)    (0.25)  (0.35)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   6.66  $  6.60  $  6.75  $   6.64  $ 6.34
-------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                4.35%    1.56%    5.57%     8.74%   6.53%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  2,519  $ 4,832  $ 5,419  $  5,938  $5,880
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.80%    1.78%    1.74%     1.60%   1.61%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.30%    3.34%    3.51%     3.79%   4.33%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         --    4.43%   11.72%     2.95%   5.20%
-------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.90%    1.88%    1.84%     1.85%   1.81%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.20%    3.24%    3.41%     3.54%   4.13%
-------------------------------------------------------------------------------------------------------


CALIFORNIA QUALITY FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS A                                                       2004     2003    2002OO     2001     2000
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  6.88  $  7.04  $   6.90  $  6.53  $  6.42
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.28     0.27      0.29     0.30     0.30
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments       --    (0.16)     0.20     0.39     0.18
-------------------------------------------------------------------------------------------------------
Total from investment operations                             0.28     0.11      0.49     0.69     0.48
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.27)   (0.27)    (0.29)   (0.30)   (0.30)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --       --     (0.06)   (0.02)   (0.07)
-------------------------------------------------------------------------------------------------------
Total distributions                                         (0.27)   (0.27)    (0.35)   (0.32)   (0.37)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  6.89  $  6.88  $   7.04  $  6.90  $  6.53
-------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               4.23%    1.63%     7.29%   10.72%    7.95%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $51,395  $61,566  $ 74,713  $74,585  $70,905
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.93%    0.93%     0.87%    0.87%    0.87%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.06%    3.96%     4.23%    4.42%    4.83%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     0.86%    1.43%     6.40%   19.83%    1.33%
-------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2004    2003  2002OO     2001    2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 6.85  $ 7.01  $ 6.88  $  6.51  $ 6.40
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.22    0.21    0.23     0.24    0.25
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    0.01   (0.16)   0.18     0.39    0.18
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.23    0.05    0.41     0.63    0.43
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.21)  (0.21)  (0.22)   (0.24)  (0.25)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --   (0.06)   (0.02)  (0.07)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.21)  (0.21)  (0.28)   (0.26)  (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 6.87  $ 6.85  $ 7.01  $  6.88  $ 6.51
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              3.46%   0.72%   6.20%    9.81%   7.00%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $4,783  $5,772  $5,067  $ 1,952  $  204
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.83%   1.83%   1.77%    1.77%   1.77%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.16%   3.06%   3.33%    3.52%   3.93%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    0.86%   1.43%   6.40%   19.83%   1.33%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2004    2003  2002OO     2001    2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 6.85  $ 7.01  $ 6.88  $  6.51  $ 6.40
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.22    0.21    0.23     0.24    0.25
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    0.01   (0.16)   0.18     0.39    0.18
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.23    0.05    0.41     0.63    0.43
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.21)  (0.21)  (0.22)   (0.24)  (0.25)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --   (0.06)   (0.02)  (0.07)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.21)  (0.21)  (0.28)   (0.26)  (0.32)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 6.87  $ 6.85  $ 7.01  $  6.88  $ 6.51
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              3.46%   0.72%   6.20%    9.81%   7.00%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,306  $1,512  $1,956  $ 3,344  $3,666
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.83%   1.83%   1.77%    1.77%   1.77%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.16%   3.06%   3.33%    3.52%   3.93%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    0.86%   1.43%   6.40%   19.83%   1.33%
--------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

COLORADO FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.63  $  7.69  $  7.47  $  7.02  $  7.10
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.31     0.32     0.34     0.35
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.03    (0.06)    0.23     0.45    (0.03)
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.34     0.25     0.55     0.79     0.32
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.31)   (0.30)   (0.32)   (0.34)   (0.35)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --    (0.01)   (0.01)      --    (0.05)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.31)   (0.31)   (0.33)   (0.34)   (0.40)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.66  $  7.63  $  7.69  $  7.47  $  7.02
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               4.49%    3.38%    7.60%   11.44%    4.64%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $36,025  $38,560  $39,155  $37,429  $37,358
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.94%    0.99%    0.96%    0.94%    0.91%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.05%    4.05%    4.31%    4.63%    4.99%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     5.04%    4.10%    9.45%   11.31%    8.81%
------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.62  $  7.68  $  7.46  $  7.02  $  7.09
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.24     0.25     0.28     0.28
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.03    (0.05)    0.23     0.44    (0.02)
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.27     0.19     0.48     0.72     0.26
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.24)   (0.25)   (0.28)   (0.28)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --    (0.01)   (0.01)      --    (0.05)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.24)   (0.25)   (0.26)   (0.28)   (0.33)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.65  $  7.62  $  7.68  $  7.46  $  7.02
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.56%    2.46%    6.59%   10.39%    3.86%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   121  $   205  $   169  $    96  $    76
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.84%    1.89%    1.86%    1.84%    1.81%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.15%    3.15%    3.41%    3.73%    4.09%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     5.04%    4.10%    9.45%   11.31%    8.81%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2004    2003    2002OO     2001    2000
----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.62  $ 7.68    $ 7.46  $  7.02  $ 7.09
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.24      0.25     0.28    0.28
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    0.03   (0.05)     0.23     0.44   (0.02)
----------------------------------------------------------------------------------------------------
Total from investment operations                            0.27    0.19      0.48     0.72    0.26
----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.24)    (0.25)   (0.28)  (0.28)
----------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --   (0.01)    (0.01)      --   (0.05)
----------------------------------------------------------------------------------------------------
Total distributions                                        (0.24)  (0.25)    (0.26)   (0.28)  (0.33)
----------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.65  $ 7.62    $ 7.68  $  7.46  $ 7.02
----------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              3.56%   2.46%     6.59%   10.39%   3.86%
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  138  $  276    $  461  $   609  $  505
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.84%   1.89%     1.86%    1.84%   1.81%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.15%   3.15%     3.41%    3.73%   4.09%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    5.04%   4.10%     9.45%   11.31%   8.81%
----------------------------------------------------------------------------------------------------


FLORIDA FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.08  $  8.08  $  7.88  $  7.48  $  7.41
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.32     0.32     0.34     0.36     0.37
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.06)    0.01     0.20     0.43     0.11
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.26     0.33     0.54     0.79     0.48
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.32)   (0.32)   (0.34)   (0.36)   (0.37)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)   (0.01)      --    (0.03)   (0.04)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.34)   (0.33)   (0.34)   (0.39)   (0.41)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.00  $  8.08  $  8.08  $  7.88  $  7.48
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.26%    4.16%    7.08%   10.78%    6.78%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $32,470  $34,131  $37,513  $36,695  $34,949
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.99%    1.00%    0.94%    0.70%    0.72%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.05%    3.98%    4.37%    4.70%    5.08%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --   12.51%   10.19%    9.57%   12.68%
------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.14%    1.15%    1.09%    1.08%    1.09%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.90%    3.83%    4.22%    4.32%    4.71%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                   YEAR ENDED SEPTEMBER 30,
                                                          ------------------------------------------
CLASS C                                                      2004     2003   2002OO    2001     2000
----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.09  $  8.10  $  7.90  $ 7.50  $  7.43
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.26     0.26     0.29    0.31     0.32
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.05)      --     0.19    0.43     0.11
----------------------------------------------------------------------------------------------------
Total from investment operations                            0.21     0.26     0.48    0.74     0.43
----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)   (0.26)   (0.28)  (0.31)   (0.32)
----------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)   (0.01)      --   (0.03)   (0.04)
----------------------------------------------------------------------------------------------------
Total distributions                                        (0.28)   (0.27)   (0.28)  (0.34)   (0.36)
----------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.02  $  8.09  $  8.10  $ 7.90  $  7.50
----------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.61%    3.24%    6.26%   9.97%    5.98%
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $4,683  $ 4,686  $ 3,839  $2,274  $   699
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.74%    1.75%    1.69%   1.45%    1.47%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.30%    3.23%    3.62%   3.95%    4.33%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   12.51%   10.19%   9.57%   12.68%
----------------------------------------------------------------------------------------------------
Without expense reimbursement:**
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.89%    1.90%    1.84%   1.83%    1.84%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.15%    3.08%    3.47%   3.57%    3.96%
----------------------------------------------------------------------------------------------------

                                                                   YEAR ENDED SEPTEMBER 30,
                                                          ------------------------------------------
CLASS D                                                      2004     2003   2002OO    2001     2000
----------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.10  $  8.10  $  7.90  $ 7.50  $  7.43
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.26     0.26     0.29    0.31     0.32
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.06)    0.01     0.19    0.43     0.11
----------------------------------------------------------------------------------------------------
Total from investment operations                            0.20     0.27     0.48    0.74     0.43
----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)   (0.26)   (0.28)  (0.31)   (0.32)
----------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)   (0.01)      --   (0.03)   (0.04)
----------------------------------------------------------------------------------------------------
Total distributions                                        (0.28)   (0.27)   (0.28)  (0.34)   (0.36)
----------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.02  $  8.10  $  8.10  $ 7.90  $  7.50
----------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.48%    3.37%    6.26%   9.97%    5.98%
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,351  $ 1,567  $ 1,904  $1,811  $ 1,463
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.74%    1.75%    1.69%   1.45%    1.47%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.30%    3.23%    3.62%   3.95%    4.33%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   12.51%   10.19%   9.57%   12.68%
----------------------------------------------------------------------------------------------------
Without expense reimbursement:**
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.89%    1.90%    1.84%   1.83%    1.84%
----------------------------------------------------------------------------------------------------
Ratio of net income to average net assets                  3.15%    3.08%    3.47%   3.57%    3.96%
----------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

GEORGIA FUND


                                                                        YEAR ENDED SEPTEMBER 30,
                                                          -   --------------------------------------------
CLASS A                                                           2004     2003   2002OO     2001     2000
----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $  8.01  $  8.10  $  7.89  $  7.64  $  7.75
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.32     0.33     0.35     0.36     0.37
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments        (0.16)   (0.06)    0.22     0.29     0.06
----------------------------------------------------------------------------------------------------------
Total from investment operations                                 0.16     0.27     0.57     0.65     0.43
----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                          (0.32)   (0.33)   (0.35)   (0.36)   (0.37)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                 (0.01)   (0.03)   (0.01)   (0.04)   (0.17)
----------------------------------------------------------------------------------------------------------
Total distributions                                             (0.33)   (0.36)   (0.36)   (0.40)   (0.54)
----------------------------------------------------------------------------------------------------------
Net asset value, end of year                                  $  7.84  $  8.01  $  8.10  $  7.89  $  7.64
----------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                   2.09%    3.48%    7.47%    8.68%    5.95%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                        $32,928  $35,086  $38,306  $38,355  $37,423
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         0.94%    0.97%    0.89%    0.95%    0.91%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            4.11%    4.16%    4.44%    4.56%    4.96%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        20.43%       --   13.66%       --    9.57%
----------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED SEPTEMBER 30,
                                                          -   --------------------------------------------
CLASS C                                                           2004     2003   2002OO     2001     2000
----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                            $  8.02  $  8.12  $  7.91  $  7.66  $  7.76
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.25     0.26     0.28     0.29     0.30
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments        (0.15)   (0.07)    0.22     0.29     0.07
----------------------------------------------------------------------------------------------------------
Total from investment operations                                 0.10     0.19     0.50     0.58     0.37
----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                          (0.25)   (0.26)   (0.28)   (0.29)   (0.30)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                 (0.01)   (0.03)   (0.01)   (0.04)   (0.17)
----------------------------------------------------------------------------------------------------------
Total distributions                                             (0.26)   (0.29)   (0.29)   (0.33)   (0.47)
----------------------------------------------------------------------------------------------------------
Net asset value, end of year                                  $  7.86  $  8.02  $  8.12  $  7.91  $  7.66
----------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                   1.30%    2.42%    6.49%    7.71%    5.15%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                        $   639  $   620  $   600  $   383  $   246
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                         1.84%    1.87%    1.79%    1.85%    1.81%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets            3.21%    3.26%    3.54%    3.66%    4.06%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        20.43%       --   13.66%       --    9.57%
----------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS D                                                       2004    2003   2002OO    2001    2000
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.03  $ 8.12  $  7.91  $ 7.66  $ 7.76
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.25    0.26     0.28    0.29    0.30
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.16)  (0.06)    0.22    0.29    0.07
---------------------------------------------------------------------------------------------------
Total from investment operations                             0.09    0.20     0.50    0.58    0.37
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.25)  (0.26)   (0.28)  (0.29)  (0.30)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)  (0.03)   (0.01)  (0.04)  (0.17)
---------------------------------------------------------------------------------------------------
Total distributions                                         (0.26)  (0.29)   (0.29)  (0.33)  (0.47)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.86  $ 8.03  $  8.12  $ 7.91  $ 7.66
---------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               1.17%   2.55%    6.49%   7.71%   5.15%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 1,479  $1,658  $ 2,010  $1,991  $2,129
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.84%   1.87%    1.79%   1.85%   1.81%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.21%   3.26%    3.54%   3.66%   4.06%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    20.43%      --   13.66%      --   9.57%
---------------------------------------------------------------------------------------------------


LOUISIANA FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.27  $  8.41  $  8.15  $  7.80  $  7.81
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.34     0.36     0.37     0.38     0.39
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.03)   (0.12)    0.26     0.37     0.04
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.31     0.24     0.63     0.75     0.43
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.34)   (0.35)   (0.37)   (0.38)   (0.39)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)   (0.03)      --    (0.02)   (0.05)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.36)   (0.38)   (0.37)   (0.40)   (0.44)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.22  $  8.27  $  8.41  $  8.15  $  7.80
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.77%    3.03%    7.94%    9.77%    5.70%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $41,960  $46,181  $49,356  $49,267  $47,099
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.91%    0.94%    0.87%    0.89%    0.88%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.14%    4.33%    4.56%    4.71%    5.10%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     2.51%       --   11.19%    4.99%       --
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2004    2003   2002OO    2001    2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.27  $ 8.41  $  8.15  $ 7.80  $ 7.80
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.27    0.28     0.30    0.30    0.32
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.04)  (0.11)    0.25    0.37    0.05
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.23    0.17     0.55    0.67    0.37
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.28)   (0.29)  (0.30)  (0.32)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)  (0.03)      --   (0.02)  (0.05)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.28)  (0.31)   (0.29)  (0.32)  (0.37)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.22  $ 8.27  $  8.41  $ 8.15  $ 7.80
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.84%   2.11%    6.98%   8.78%   4.88%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  698  $  687  $   769  $  873  $  581
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%   1.84%    1.77%   1.79%   1.78%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.24%   3.43%    3.66%   3.81%   4.20%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    2.51%      --   11.19%   4.99%      --
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2004    2003   2002OO    2001    2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.27  $ 8.41  $  8.15  $ 7.80  $ 7.80
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.27    0.28     0.30    0.30    0.32
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.04)  (0.11)    0.25    0.37    0.05
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.23    0.17     0.55    0.67    0.37
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.26)  (0.28)   (0.29)  (0.30)  (0.32)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.02)  (0.03)      --   (0.02)  (0.05)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.28)  (0.31)   (0.29)  (0.32)  (0.37)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.22  $ 8.27  $  8.41  $ 8.15  $ 7.80
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.84%   2.11%    6.98%   8.78%   4.88%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  464  $  843  $ 1,123  $  970  $  721
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%   1.84%    1.77%   1.79%   1.78%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.24%   3.43%    3.66%   3.81%   4.20%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    2.51%      --   11.19%   4.99%      --
--------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

MARYLAND FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO        2001     2000
---------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.05  $  8.27  $  8.08     $  7.79  $  7.79
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.32     0.36        0.39     0.39
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments       --    (0.14)    0.22        0.29       --
---------------------------------------------------------------------------------------------------------
Total from investment operations                             0.31     0.18     0.58        0.68     0.39
---------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.31)   (0.31)   (0.36)      (0.39)   (0.39)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)   (0.09)   (0.03)         --       --
---------------------------------------------------------------------------------------------------------
Total distributions                                         (0.33)   (0.40)   (0.39)      (0.39)   (0.39)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.03  $  8.05  $  8.27     $  8.08  $  7.79
---------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.94%    2.29%    7.33%       8.83%    5.26%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $41,082  $45,239  $47,787     $46,234  $48,042
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.93%    0.96%    0.90%       0.91%    0.91%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.89%    3.92%    4.47%       4.82%    5.10%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     5.66%   10.98%   19.30%          --    9.76%
---------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2004     2003   2002OO        2001     2000
---------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.06  $  8.29  $  8.09     $  7.80  $  7.80
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.24     0.29        0.32     0.32
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.01    (0.14)    0.23        0.29       --
---------------------------------------------------------------------------------------------------------
Total from investment operations                             0.25     0.10     0.52        0.61     0.32
---------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.24)   (0.29)      (0.32)   (0.32)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)   (0.09)   (0.03)         --       --
---------------------------------------------------------------------------------------------------------
Total distributions                                         (0.26)   (0.33)   (0.32)      (0.32)   (0.32)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.05  $  8.06  $  8.29     $  8.09  $  7.80
---------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.13%    1.25%    6.49%       7.86%    4.32%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   419  $   444  $   480     $   417  $   161
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.83%    1.86%    1.80%       1.81%    1.81%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.99%    3.02%    3.57%       3.92%    4.20%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     5.66%   10.98%   19.30%          --    9.76%
---------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                     YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------------
CLASS D                                                       2004     2003   2002OO      2001      2000
--------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.06  $  8.29  $  8.09  $   7.80  $   7.80
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.23     0.24     0.29      0.32      0.32
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.02    (0.14)    0.23      0.29        --
--------------------------------------------------------------------------------------------------------
Total from investment operations                             0.25     0.10     0.52      0.61      0.32
--------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.24)   (0.29)    (0.32)    (0.32)
--------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)   (0.09)   (0.03)       --        --
--------------------------------------------------------------------------------------------------------
Total distributions                                         (0.26)   (0.33)   (0.32)    (0.32)    (0.32)
--------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.05  $  8.06  $  8.29  $   8.09  $   7.80
--------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.13%    1.25%    6.49%     7.86%     4.32%
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 2,016  $ 2,291  $ 2,352  $  2,216  $  2,179
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.83%    1.86%    1.80%     1.81%     1.81%
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.99%    3.02%    3.57%     3.92%     4.20%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     5.66%   10.98%   19.30%        --     9.76%
--------------------------------------------------------------------------------------------------------


MASSACHUSETTS FUND


                                                                     YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------------
CLASS A                                                        2004      2003    2002OO     2001     2000
---------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.34   $   8.38  $   8.01  $  7.48  $  7.47
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.33       0.33      0.35     0.35     0.36
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.07)     (0.05)     0.37     0.53     0.07
---------------------------------------------------------------------------------------------------------
Total from investment operations                             0.26       0.28      0.72     0.88     0.43
---------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.33)     (0.32)    (0.35)   (0.35)   (0.36)
---------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                  ++       --        --       --    (0.06)
---------------------------------------------------------------------------------------------------------
Total distributions                                         (0.33)     (0.32)    (0.35)   (0.35)   (0.42)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.27   $   8.34  $   8.38  $  8.01  $  7.48
---------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.18%      3.48%     9.28%   12.01%    5.97%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $76,118   $ 83,379  $ 87,225  $85,336  $81,487
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.89%      0.92%     0.86%    0.89%    0.86%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.98%      3.96%     4.42%    4.52%    4.95%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     1.97%      2.42%     5.74%    5.09%   22.46%
---------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                 YEAR ENDED SEPTEMBER 30,
                                         -----------------------------------------
CLASS C                                     2004    2003  2002OO     2001     2000
----------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------
Net asset value, beginning of year       $ 8.34  $ 8.37  $ 8.01  $  7.48  $  7.47
----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                     0.26    0.25    0.28     0.28     0.29
----------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                  (0.08)  (0.03)   0.36     0.53     0.07
----------------------------------------------------------------------------------
Total from investment operations           0.18    0.22    0.64     0.81     0.36
----------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income     (0.25)  (0.25)  (0.28)   (0.28)   (0.29)
----------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                             ++      --      --       --    (0.06)
----------------------------------------------------------------------------------
Total distributions                       (0.25)  (0.25)  (0.28)   (0.28)   (0.35)
----------------------------------------------------------------------------------
Net asset value, end of year             $ 8.27  $ 8.34  $ 8.37  $  8.01  $  7.48
----------------------------------------------------------------------------------
TOTAL RETURN:                             2.25%   2.68%   8.17%   11.00%    5.01%
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $3,052  $3,284  $1,513  $ 1,009  $   283
----------------------------------------------------------------------------------
Ratio of expenses to average net assets   1.79%   1.82%   1.76%    1.79%    1.76%
----------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                       3.08%   3.06%   3.52%    3.62%    4.05%
----------------------------------------------------------------------------------
Portfolio turnover rate                   1.97%   2.42%   5.74%    5.09%   22.46%
----------------------------------------------------------------------------------

                                                 YEAR ENDED SEPTEMBER 30,
                                         -----------------------------------------
CLASS D                                     2004    2003  2002OO     2001     2000
----------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------
Net asset value, beginning of year       $ 8.34  $ 8.37  $ 8.01  $  7.48  $  7.47
----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                     0.26    0.25    0.28     0.28     0.29
----------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                  (0.08)  (0.03)   0.36     0.53     0.07
----------------------------------------------------------------------------------
Total from investment operations           0.18    0.22    0.64     0.81     0.36
----------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income     (0.25)  (0.25)  (0.28)   (0.28)   (0.29)
----------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                             ++      --      --       --    (0.06)
----------------------------------------------------------------------------------
Total distributions                       (0.25)  (0.25)  (0.28)   (0.28)   (0.35)
----------------------------------------------------------------------------------
Net asset value, end of year             $ 8.27  $ 8.34  $ 8.37  $  8.01  $  7.48
----------------------------------------------------------------------------------
TOTAL RETURN:                             2.25%   2.68%   8.17%   11.00%    5.01%
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $  785  $1,293  $1,725  $ 1,721  $ 1,436
----------------------------------------------------------------------------------
Ratio of expenses to average net assets   1.79%   1.82%   1.76%    1.79%    1.76%
----------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                       3.08%   3.06%   3.52%    3.62%    4.05%
----------------------------------------------------------------------------------
Portfolio turnover rate                   1.97%   2.42%   5.74%    5.09%   22.46%
----------------------------------------------------------------------------------

-------------
See footnotes on page 105.

MICHIGAN FUND


                                                                      YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS A                                                        2004      2003    2002OO      2001      2000
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.64  $   8.64  $   8.47  $   8.11  $   8.04
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.35      0.32      0.38      0.40      0.41
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.06)     0.04      0.21      0.39      0.10
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              0.29      0.36      0.59      0.79      0.51
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.34)    (0.32)    (0.38)    (0.40)    (0.41)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.02)    (0.04)    (0.04)    (0.03)    (0.03)
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (0.36)    (0.36)    (0.42)    (0.43)    (0.44)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   8.57  $   8.64  $   8.64  $   8.47  $   8.11
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                3.51%     4.24%     7.23%     9.98%     6.62%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $108,791  $116,487  $123,283  $122,978  $117,241
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      0.87%     0.91%     0.86%     0.70%     0.70%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         4.08%     3.79%     4.51%     4.85%     5.20%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         --     6.10%     1.66%    11.63%     7.80%
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                    0.85%     0.84%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                       4.70%     5.06%
-----------------------------------------------------------------------------------------------------------

                                                                      YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS C                                                        2004      2003    2002OO      2001      2000
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.63  $   8.63  $   8.46  $   8.10  $   8.03
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.27      0.25      0.30      0.33      0.34
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.05)     0.03      0.21      0.39      0.10
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              0.22      0.28      0.51      0.72      0.44
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.27)    (0.24)    (0.30)    (0.33)    (0.34)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.02)    (0.04)    (0.04)    (0.03)    (0.03)
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (0.29)    (0.28)    (0.34)    (0.36)    (0.37)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   8.56  $   8.63  $   8.63  $   8.46  $   8.10
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                2.59%     3.32%     6.28%     8.99%     5.68%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $    851  $    728  $  1,169  $    899  $    356
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.77%     1.81%     1.76%     1.60%     1.60%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.18%     2.89%     3.61%     3.95%     4.30%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         --     6.10%     1.66%    11.63%     7.80%
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                    1.75%     1.74%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                       3.80%     4.16%
-----------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS D                                                       2004     2003   2002OO      2001     2000
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.63  $  8.63  $  8.46  $   8.10  $  8.03
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.27     0.25     0.30      0.33     0.34
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.05)    0.03     0.21      0.39     0.10
-------------------------------------------------------------------------------------------------------
Total from investment operations                             0.22     0.28     0.51      0.72     0.44
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.27)   (0.24)   (0.30)    (0.33)   (0.34)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)   (0.04)   (0.04)    (0.03)   (0.03)
-------------------------------------------------------------------------------------------------------
Total distributions                                         (0.29)   (0.28)   (0.34)    (0.36)   (0.37)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.56  $  8.63  $  8.63  $   8.46  $  8.10
-------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               2.59%    3.32%    6.28%     8.99%    5.68%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 2,583  $ 2,093  $ 1,977  $  2,015  $ 1,605
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.77%    1.81%    1.76%     1.60%    1.60%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.18%    2.89%    3.61%     3.95%    4.30%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    6.10%    1.66%    11.63%    7.80%
-------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                 1.75%    1.74%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                    3.80%    4.16%
-------------------------------------------------------------------------------------------------------

MINNESOTA FUND
                                                                    YEAR ENDED SEPTEMBER 30,
                                                          ---------------------------------------------
CLASS A                                                       2004     2003   2002OO      2001     2000
-------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.87  $  7.92  $  7.72  $   7.34  $  7.36
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.29     0.35      0.34     0.36
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.05)   (0.06)    0.19      0.38     0.02
-------------------------------------------------------------------------------------------------------
Total from investment operations                             0.26     0.23     0.54      0.72     0.38
-------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.30)   (0.28)   (0.34)    (0.34)   (0.36)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains                --       --       --        --    (0.04)
-------------------------------------------------------------------------------------------------------
Total distributions                                         (0.30)   (0.28)   (0.34)    (0.34)   (0.40)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.83  $  7.87  $  7.92  $   7.72  $  7.34
-------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.41%    3.02%    7.20%    10.02%    5.35%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $91,022  $96,175  $99,368   $98,452  $96,475
-------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.88%    0.93%    0.85%     0.89%    0.87%
-------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.95%    3.69%    4.49%     4.52%    4.95%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     1.85%    9.37%    8.09%     1.02%   12.38%
-------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2004    2003  2002OO    2001     2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.87  $ 7.93  $ 7.72  $ 7.34  $  7.36
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.22    0.28    0.28     0.29
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.05)  (0.07)   0.20    0.38     0.02
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.19    0.15    0.48    0.66     0.31
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.23)  (0.21)  (0.27)  (0.28)   (0.29)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --      --      --    (0.04)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.23)  (0.21)  (0.27)  (0.28)   (0.33)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.83  $ 7.87  $ 7.93  $ 7.72  $  7.34
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.49%   1.97%   6.38%   9.04%    4.42%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  390  $  555  $  432  $  275  $    23
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.78%   1.83%   1.75%   1.79%    1.77%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.05%   2.79%   3.59%   3.62%    4.05%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    1.85%   9.37%   8.09%   1.02%   12.38%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2004    2003  2002OO    2001     2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.87  $ 7.93  $ 7.72  $ 7.34  $  7.36
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.22    0.28    0.28     0.29
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.05)  (0.07)   0.20    0.38     0.02
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.19    0.15    0.48    0.66     0.31
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.23)  (0.21)  (0.27)  (0.28)   (0.29)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains               --      --      --      --    (0.04)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.23)  (0.21)  (0.27)  (0.28)   (0.33)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.83  $ 7.87  $ 7.93  $ 7.72  $  7.34
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.49%   1.97%   6.38%   9.04%    4.42%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,315  $1,370  $1,779  $1,575  $ 1,629
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.78%   1.83%   1.75%   1.79%    1.77%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.05%   2.79%   3.59%   3.62%    4.05%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    1.85%   9.37%   8.09%   1.02%   12.38%
--------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

MISSOURI FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO         2001     2000
----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.94  $  8.02  $  7.81      $  7.37  $  7.29
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.30     0.30     0.34         0.34     0.35
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.04)   (0.06)    0.26         0.47     0.09
----------------------------------------------------------------------------------------------------------
Total from investment operations                             0.26     0.24     0.60         0.81     0.44
----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.30)   (0.30)   (0.34)       (0.34)   (0.35)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.02)   (0.05)       (0.03)   (0.01)
----------------------------------------------------------------------------------------------------------
Total distributions                                         (0.31)   (0.32)   (0.39)       (0.37)   (0.36)
----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.89  $  7.94  $  8.02      $  7.81  $  7.37
----------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.38%    2.98%    7.89%       11.26%    6.19%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $33,899  $36,409  $38,519      $37,879  $38,529
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.94%    0.97%    0.90%        0.94%    0.93%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.83%    3.79%    4.37%        4.44%    4.83%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     3.99%    2.95%    4.04%        5.70%    6.00%
----------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2004     2003   2002OO         2001     2000
----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.95  $  8.02  $  7.81      $  7.37  $  7.29
----------------------------------------------------------------------------------------------------------
Income from investment operations:
----------------------------------------------------------------------------------------------------------
  Net investment income                                      0.23     0.23     0.27         0.27     0.28
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.05)   (0.05)    0.26         0.47     0.09
----------------------------------------------------------------------------------------------------------
Total from investment operations                             0.18     0.18     0.53         0.74     0.37
----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.23)   (0.23)   (0.27)       (0.27)   (0.28)
----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.02)   (0.05)       (0.03)   (0.01)
----------------------------------------------------------------------------------------------------------
Total distributions                                         (0.24)   (0.25)   (0.32)       (0.30)   (0.29)
----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.89  $  7.95  $  8.02      $  7.81  $  7.37
----------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               2.33%    2.18%    6.92%       10.27%    5.27%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   139  $    88  $    82      $    75  $    22
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.84%    1.87%    1.80%        1.84%    1.83%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.93%    2.90%    3.47%        3.54%    3.93%
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     3.99%    2.95%    4.04%        5.70%    6.00%
----------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS D                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.95  $  8.02  $  7.81  $  7.37  $  7.29
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.23     0.23     0.27     0.27     0.28
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.05)   (0.05)    0.26     0.47     0.09
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.18     0.18     0.53     0.74     0.37
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.23)   (0.23)   (0.27)   (0.27)   (0.28)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.02)   (0.05)   (0.03)   (0.01)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.24)   (0.25)   (0.32)   (0.30)   (0.29)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.89  $  7.95  $  8.02  $  7.81  $  7.37
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               2.33%    2.18%    6.92%   10.27%    5.27%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $   345  $   511  $   600  $   575  $   321
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.84%    1.86%    1.80%    1.84%    1.83%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.93%    2.90%    3.47%    3.54%    3.93%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     3.99%    2.95%    4.04%    5.70%    6.00%
------------------------------------------------------------------------------------------------------

NEW JERSEY FUND
                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.60  $  7.65  $  7.44  $  7.12  $  7.13
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.29     0.29     0.31     0.32     0.33
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.05)   (0.04)    0.22     0.36     0.02
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.24     0.25     0.53     0.68     0.35
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.29)   (0.29)   (0.31)   (0.32)   (0.33)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.01)   (0.01)   (0.04)   (0.03)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.30)   (0.30)   (0.32)   (0.36)   (0.36)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.54  $  7.60  $  7.65  $  7.44  $  7.12
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.28%    3.34%    7.29%    9.77%    5.13%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $43,324  $46,610  $49,274  $49,182  $46,918
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.13%    1.13%    1.04%    1.14%    1.12%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.91%    3.82%    4.23%    4.34%    4.71%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    4.39%   13.02%    1.06%   18.08%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS C                                                      2004    2003   2002OO    2001     2000
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.69  $ 7.74  $  7.52  $ 7.20  $  7.22
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.23     0.26    0.27     0.28
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.04)  (0.04)    0.23    0.36     0.01
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.20    0.19     0.49    0.63     0.29
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.23)   (0.26)  (0.27)   (0.28)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.01)   (0.01)  (0.04)   (0.03)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)  (0.24)   (0.27)  (0.31)   (0.31)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.64  $ 7.69  $  7.74  $ 7.52  $  7.20
---------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.58%   2.52%    6.54%   8.89%    4.20%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $3,659  $5,271  $ 5,096  $1,207  $   341
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.90%   1.90%    1.84%   1.89%    1.87%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.14%   3.05%    3.44%   3.59%    3.96%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   4.39%   13.02%   1.06%   18.08%
---------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS D                                                      2004    2003   2002OO    2001     2000
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.69  $ 7.74  $  7.52  $ 7.20  $  7.22
---------------------------------------------------------------------------------------------------
Income from investment operations:
---------------------------------------------------------------------------------------------------
  Net investment income                                     0.24    0.23     0.26    0.27     0.28
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.04)  (0.04)    0.23    0.36     0.01
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.20    0.19     0.49    0.63     0.29
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.23)   (0.26)  (0.27)   (0.28)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.01)   (0.01)  (0.04)   (0.03)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)  (0.24)   (0.27)  (0.31)   (0.31)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.64  $ 7.69  $  7.74  $ 7.52  $  7.20
---------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.58%   2.52%    6.54%   8.89%    4.20%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,002  $1,299  $ 1,366  $1,248  $   995
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.90%   1.90%    1.84%   1.89%    1.87%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.14%   3.05%    3.44%   3.59%    3.96%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    0.00%   4.39%   13.02%   1.06%   18.08%
---------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

NEW YORK FUND


                                                   YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------
CLASS A                                      2004     2003   2002OO     2001     2000
-------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.34  $  8.43  $  8.16  $  7.77  $  7.70
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      0.35     0.34     0.36     0.38     0.39
-------------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                   (0.06)   (0.07)    0.27     0.45     0.08
-------------------------------------------------------------------------------------
Total from investment operations            0.29     0.27     0.63     0.83     0.47
-------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income      (0.34)   (0.34)   (0.36)   (0.38)   (0.39)
-------------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                           (0.02)   (0.02)      --    (0.06)   (0.01)
-------------------------------------------------------------------------------------
Total distributions                        (0.36)   (0.36)   (0.36)   (0.44)   (0.40)
-------------------------------------------------------------------------------------
Net asset value, end of year             $  8.27  $  8.34  $  8.43  $  8.16  $  7.77
-------------------------------------------------------------------------------------
TOTAL RETURN:                              3.60%    3.24%    7.94%   10.90%    6.28%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $71,898  $80,452  $83,723  $82,482  $69,549
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets    0.88%    0.91%    0.87%    0.70%    0.70%
-------------------------------------------------------------------------------------
Ratio of net income to average net
 assets                                    4.18%    4.11%    4.43%    4.70%    5.17%
-------------------------------------------------------------------------------------
Portfolio turnover rate                       --    6.35%   19.43%    8.15%    7.30%
-------------------------------------------------------------------------------------
Without expense reimbursement:**
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               0.83%    0.83%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                                   4.57%    5.04%
-------------------------------------------------------------------------------------

                                                   YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------
CLASS C                                      2004     2003   2002OO     2001     2000
-------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------
Net asset value, beginning of year       $  8.35  $  8.44  $  8.17  $  7.78  $  7.70
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                      0.27     0.27     0.29     0.30     0.32
-------------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                   (0.04)   (0.07)    0.27     0.45     0.09
-------------------------------------------------------------------------------------
Total from investment operations            0.23     0.20     0.56     0.75     0.41
-------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income      (0.27)   (0.27)   (0.29)   (0.30)   (0.32)
-------------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                           (0.02)   (0.02)      --    (0.06)   (0.01)
-------------------------------------------------------------------------------------
Total distributions                        (0.29)   (0.29)   (0.29)   (0.36)   (0.33)
-------------------------------------------------------------------------------------
Net asset value, end of year             $  8.29  $  8.35  $  8.44  $  8.17  $  7.78
-------------------------------------------------------------------------------------
TOTAL RETURN:                              2.79%    2.32%    6.98%    9.88%    5.46%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $ 5,732  $ 7,295  $ 7,005  $ 3,624  $   402
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets    1.78%    1.81%    1.77%    1.60%    1.60%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                        3.28%    3.21%    3.53%    3.80%    4.27%
-------------------------------------------------------------------------------------
Portfolio turnover rate                       --    6.35%   19.43%    8.15%    7.30%
-------------------------------------------------------------------------------------
Without expense reimbursement:**
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.73%    1.73%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                                   3.67%    4.14%
-------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                 YEAR ENDED SEPTEMBER 30,
                                         ----------------------------------------
CLASS D                                     2004    2003   2002OO    2001    2000
---------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------
Net asset value, beginning of year       $ 8.35  $ 8.44  $  8.17  $ 7.78  $ 7.70
---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                     0.27    0.27     0.29    0.30    0.32
---------------------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                  (0.04)  (0.07)    0.27    0.45    0.09
---------------------------------------------------------------------------------
Total from investment operations           0.23    0.20     0.56    0.75    0.41
---------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income     (0.27)  (0.27)   (0.29)  (0.30)  (0.32)
---------------------------------------------------------------------------------
 Distributions from net realized
   capital gains                          (0.02)  (0.02)      --   (0.06)  (0.01)
---------------------------------------------------------------------------------
Total distributions                       (0.29)  (0.29)   (0.29)  (0.36)  (0.33)
---------------------------------------------------------------------------------
Net asset value, end of year             $ 8.29  $ 8.35  $  8.44  $ 8.17  $ 7.78
---------------------------------------------------------------------------------
TOTAL RETURN:                             2.79%   2.32%    6.98%   9.88%   5.46%
---------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------
Net assets, end of year (in thousands)   $2,437  $2,653  $ 3,521  $3,297  $2,593
---------------------------------------------------------------------------------
Ratio of expenses to average net assets   1.78%   1.81%    1.77%   1.60%   1.60%
---------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                       3.28%   3.21%    3.53%   3.80%   4.27%
---------------------------------------------------------------------------------
Portfolio turnover rate                      --   6.35%   19.43%   8.15%   7.30%
---------------------------------------------------------------------------------
Without expense reimbursement:**
---------------------------------------------------------------------------------
Ratio of expenses to average net assets                            1.73%   1.73%
---------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                                3.67%   4.14%
---------------------------------------------------------------------------------


NORTH CAROLINA FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.14  $  8.19  $  7.89  $  7.54  $  7.59
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.29     0.29     0.32     0.33     0.34
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.07)   (0.01)    0.31     0.37     0.05
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.22     0.28     0.63     0.70     0.39
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.28)   (0.29)   (0,32)   (0.33)   (0.34)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.03)   (0.04)   (0.01)   (0.02)   (0.10)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.31)   (0.33)   (0.33)   (0.35)   (0.44)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.05  $  8.14  $  8.19  $  7.89  $  7.54
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               2.82%    3.51%    8.21%    9.52%    5.36%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $19,856  $22,778  $25,386  $25,737  $24,987
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.19%    1.19%    1.11%    1.13%    1.13%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.55%    3.65%    4.11%    4.29%    4.63%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     7.93%   10.00%    7.96%    5.61%   11.96%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS C                                                      2004     2003  2002OO    2001     2000
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.13  $  8.18  $ 7.88  $ 7.54  $  7.59
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.22     0.23    0.27    0.27     0.29
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.06)   (0.01)   0.30    0.36     0.05
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.16     0.22    0.57    0.63     0.34
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.22)   (0.23)  (0.26)  (0.27)   (0.29)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.03)   (0.04)  (0.01)  (0.02)   (0.10)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)   (0.27)  (0.27)  (0.29)   (0.39)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.04  $  8.13  $ 8.18  $ 7.88  $  7.54
---------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.06%    2.74%   7.41%   8.59%    4.58%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $3,012  $ 2,778  $2,962  $2,049  $   544
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.94%    1.94%   1.86%   1.88%    1.88%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.80%    2.90%   3.36%   3.54%    3.88%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    7.93%   10.00%   7.96%   5.61%   11.96%
---------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS D                                                      2004     2003  2002OO    2001     2000
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.13  $  8.18  $ 7.88  $ 7.54  $  7.59
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.22     0.23    0.27    0.27     0.29
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.06)   (0.01)   0.30    0.36     0.05
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.16     0.22    0.57    0.63     0.34
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.22)   (0.23)  (0.26)  (0.27)   (0.29)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.03)   (0.04)  (0.01)  (0.02)   (0.10)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)   (0.27)  (0.27)  (0.29)   (0.39)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.04  $  8.13  $ 8.18  $ 7.88  $  7.54
---------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.06%    2.74%   7.41%   8.59%    4.58%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  706  $   824  $  941  $1,514  $ 1,250
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.94%    1.94%   1.86%   1.88%    1.88%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.80%    2.90%   3.36%   3.54%    3.88%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    7.93%   10.00%   7.96%   5.61%   11.96%
---------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

OHIO FUND


                                                                      YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS A                                                        2004      2003    2002OO      2001      2000
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.14  $   8.26  $   8.03  $   7.64  $   7.64
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.31      0.32      0.36      0.38      0.39
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.02)    (0.11)     0.23      0.39      0.02
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              0.29      0.21      0.59      0.77      0.41
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.31)    (0.32)    (0.36)    (0.38)    (0.39)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.02)    (0.01)         o         o    (0.02)
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (0.33)    (0.33)    (0.36)    (0.38)    (0.41)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   8.10  $   8.14  $   8.26  $   8.03  $   7.64
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                3.69%     2.63%     7.59%    10.30%     5.58%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $114,544  $122,692  $129,662  $128,433  $128,364
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      0.87%     0.91%     0.85%     0.70%     0.71%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         3.88%     3.97%     4.51%     4.81%     5.21%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         --     6.79%     0.79%     7.57%     9.02%
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                    0.84%     0.84%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                       4.67%     5.08%
-----------------------------------------------------------------------------------------------------------

                                                                      YEAR ENDED SEPTEMBER 30,
                                                          -------------------------------------------------
CLASS C                                                        2004      2003    2002OO      2001      2000
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $   8.18  $   8.31  $   8.08  $   7.69  $   7.68
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       0.24      0.25      0.29      0.31      0.33
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     (0.01)    (0.12)     0.23      0.39      0.03
-----------------------------------------------------------------------------------------------------------
Total from investment operations                              0.23      0.13      0.52      0.70      0.36
-----------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                       (0.24)    (0.25)    (0.29)    (0.31)    (0.33)
-----------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains              (0.02)    (0.01)         o         o    (0.02)
-----------------------------------------------------------------------------------------------------------
Total distributions                                          (0.26)    (0.26)    (0.29)    (0.31)    (0.35)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $   8.15  $   8.18  $   8.31  $   8.08  $   7.69
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                2.87%     1.58%     6.61%     9.26%     4.78%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  1,005  $  1,339  $  1,331  $    812  $    222
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      1.77%     1.81%     1.75%     1.60%     1.61%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         2.98%     3.07%     3.61%     3.91%     4.31%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         --     6.79%     0.79%     7.57%     9.02%
-----------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
-----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                    1.74%     1.74%
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                       3.77%     4.18%
-----------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS D                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.18  $  8.31  $  8.08  $  7.69  $  7.68
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.24     0.25     0.29     0.31     0.33
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.01)   (0.12)    0.23     0.39     0.03
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.23     0.13     0.52     0.70     0.36
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.24)   (0.25)   (0.29)   (0.31)   (0.33)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.02)   (0.01)        o        o   (0.02)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.26)   (0.26)   (0.29)   (0.31)   (0.35)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.15  $  8.18  $  8.31  $  8.08  $  7.69
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               2.87%    1.58%    6.61%    9.26%    4.78%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 1,012  $ 1,440  $ 1,683  $ 1,583  $ 1,425
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.77%    1.81%    1.75%    1.60%    1.61%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.98%    3.07%    3.61%    3.91%    4.31%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --    6.79%    0.79%    7.57%    9.02%
------------------------------------------------------------------------------------------------------
Without expense reimbursement:**
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                1.74%    1.74%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                   3.77%    4.18%
------------------------------------------------------------------------------------------------------

OREGON FUND

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  7.94  $  8.03  $  7.85  $  7.47  $  7.48
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.32     0.31     0.34     0.35     0.36
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.03)   (0.07)    0.23     0.42     0.04
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.29     0.24     0.57     0.77     0.40
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.31)   (0.30)   (0.34)   (0.35)   (0.36)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.03)   (0.05)   (0.04)   (0.05)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.32)   (0.33)   (0.39)   (0.39)   (0.41)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  7.91  $  7.94  $  8.03  $  7.85  $  7.47
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               3.73%    3.10%    7.41%   10.52%    5.55%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $56,182  $56,365  $60,143  $54,994  $52,890
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.91%    0.95%    0.90%    0.88%    0.89%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        4.00%    3.87%    4.34%    4.57%    4.86%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     1.92%    3.56%    6.06%   14.58%   14.46%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS C                                                      2004    2003  2002OO     2001     2000
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.93  $ 8.03  $ 7.85  $  7.47  $  7.48
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.24    0.27     0.28     0.29
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.02)  (0.08)   0.23     0.42     0.04
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.22    0.16    0.50     0.70     0.33
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.23)  (0.27)   (0.28)   (0.29)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.03)  (0.05)   (0.04)   (0.05)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)  (0.26)  (0.32)   (0.32)   (0.34)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.90  $ 7.93  $ 8.03  $  7.85  $  7.47
---------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.81%   2.05%   6.45%    9.53%    4.62%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,641  $1,767  $1,511  $ 1,166  $   364
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%   1.85%   1.80%    1.78%    1.79%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.10%   2.97%   3.44%    3.67%    3.96%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    1.92%   3.56%   6.06%   14.58%   14.46%
---------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS D                                                      2004    2003  2002OO     2001     2000
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 7.93  $ 8.03  $ 7.85  $  7.47  $  7.48
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.24    0.24    0.27     0.28     0.29
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.02)  (0.08)   0.23     0.42     0.04
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.22    0.16    0.50     0.70     0.33
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.24)  (0.23)  (0.27)   (0.28)   (0.29)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.03)  (0.05)   (0.04)   (0.05)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.25)  (0.26)  (0.32)   (0.32)   (0.34)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 7.90  $ 7.93  $ 8.03  $  7.85  $  7.47
---------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              2.81%   2.05%   6.45%    9.53%    4.62%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $1,517  $1,848  $2,688  $ 2,345  $ 2,465
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%   1.85%   1.80%    1.78%    1.79%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       3.10%   2.97%   3.44%    3.67%    3.96%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    1.92%   3.56%   6.06%   14.58%   14.46%
---------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

PENNSYLVANIA FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.09  $  8.26  $  7.92  $  7.49  $  7.49
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.27     0.27     0.33     0.33     0.34
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.05)   (0.08)    0.34     0.43     0.05
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.22     0.19     0.67     0.76     0.39
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.27)   (0.27)   (0.32)   (0.33)   (0.34)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.09)   (0.01)      --    (0.05)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.28)   (0.36)   (0.33)   (0.33)   (0.39)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.03  $  8.09  $  8.26  $  7.92  $  7.49
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               2.72%    2.37%    8.75%   10.27%    5.33%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $19,721  $22,354  $23,493  $24,047  $23,014
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.36%    1.30%    1.25%    1.32%    1.28%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.32%    3.38%    4.11%    4.20%    4.56%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     5.34%    8.30%   16.73%    5.43%   12.11%
------------------------------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS C                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.07  $  8.24  $  7.91  $  7.48  $  7.49
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.21     0.21     0.27     0.27     0.28
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    (0.05)   (0.08)    0.33     0.43     0.04
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.16     0.13     0.60     0.70     0.32
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.21)   (0.21)   (0.26)   (0.27)   (0.28)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.01)   (0.09)   (0.01)      --    (0.05)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.22)   (0.30)   (0.27)   (0.27)   (0.33)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.01  $  8.07  $  8.24  $  7.91  $  7.48
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               1.96%    1.60%    7.79%    9.48%    4.42%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $ 1,100  $ 1,133  $ 1,029  $   628  $   202
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     2.11%    2.05%    2.00%    2.07%    2.03%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        2.57%    2.63%    3.36%    3.45%    3.81%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     5.34%    8.30%   16.73%    5.43%   12.11%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          -----------------------------------------
CLASS D                                                      2004    2003   2002OO    2001     2000
---------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.07  $ 8.24  $  7.91  $ 7.48  $  7.49
---------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.21    0.21     0.27    0.27     0.28
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments   (0.05)  (0.08)    0.33    0.43     0.04
---------------------------------------------------------------------------------------------------
Total from investment operations                            0.16    0.13     0.60    0.70     0.32
---------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.21)  (0.21)   (0.26)  (0.27)   (0.28)
---------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.01)  (0.09)   (0.01)     --    (0.05)
---------------------------------------------------------------------------------------------------
Total distributions                                        (0.22)  (0.30)   (0.27)  (0.27)   (0.33)
---------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.01  $ 8.07  $  8.24  $ 7.91  $  7.48
---------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              1.96%   1.60%    7.79%   9.48%    4.42%
---------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $  556  $  624  $   690  $  596  $   600
---------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    2.11%   2.05%    2.00%   2.07%    2.03%
---------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.57%   2.63%    3.36%   3.45%    3.81%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    5.34%   8.30%   16.73%   5.43%   12.11%
---------------------------------------------------------------------------------------------------


SOUTH CAROLINA FUND


                                                                    YEAR ENDED SEPTEMBER 30,
                                                          --------------------------------------------
CLASS A                                                       2004     2003   2002OO     2001     2000
------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $  8.23  $  8.25  $  8.07  $  7.66  $  7.67
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.31     0.31     0.36     0.37     0.38
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments     0.05       --     0.19     0.41     0.07
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.36     0.31     0.55     0.78     0.45
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.30)   (0.31)   (0.36)   (0.37)   (0.38)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains             (0.11)   (0.02)   (0.01)      --    (0.08)
------------------------------------------------------------------------------------------------------
Total distributions                                         (0.41)   (0.33)   (0.37)   (0.37)   (0.46)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                              $  8.18  $  8.23  $  8.25  $  8.07  $  7.66
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               4.51%    3.91%    7.00%   10.28%    6.07%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $76,913  $79,463  $81,410  $84,109  $81,138
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     0.91%    0.92%    0.87%    0.88%    0.86%
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets        3.77%    3.83%    4.54%    4.59%    5.04%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        --   34.81%       --    2.80%    3.49%
------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 105.

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS C                                                      2004     2003  2002OO    2001    2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.23  $  8.24  $ 8.06  $ 7.65  $ 7.66
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.23     0.24    0.29    0.29    0.31
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    0.06     0.01    0.19    0.41    0.07
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.29     0.25    0.48    0.70    0.38
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.23)   (0.24)  (0.29)  (0.29)  (0.31)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.11)   (0.02)  (0.01)     --   (0.08)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.34)   (0.26)  (0.30)  (0.29)  (0.39)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.18  $  8.23  $ 8.24  $ 8.06  $ 7.65
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              3.58%    3.11%   6.04%   9.30%   5.12%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $5,200  $ 5,483  $3,279  $1,589  $  893
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%    1.82%   1.77%   1.78%   1.76%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.87%    2.93%   3.64%   3.69%   4.14%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   34.81%      --   2.80%   3.49%
--------------------------------------------------------------------------------------------------

                                                                  YEAR ENDED SEPTEMBER 30,
                                                          ----------------------------------------
CLASS D                                                      2004     2003  2002OO    2001    2000
--------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year                        $ 8.23  $  8.24  $ 8.06  $ 7.65  $ 7.66
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.23     0.24    0.29    0.29    0.31
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments    0.06     0.01    0.19    0.41    0.07
--------------------------------------------------------------------------------------------------
Total from investment operations                            0.29     0.25    0.48    0.70    0.38
--------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.23)   (0.24)  (0.29)  (0.29)  (0.31)
--------------------------------------------------------------------------------------------------
  Distributions from net realized capital gains            (0.11)   (0.02)  (0.01)     --   (0.08)
--------------------------------------------------------------------------------------------------
Total distributions                                        (0.34)   (0.26)  (0.30)  (0.29)  (0.39)
--------------------------------------------------------------------------------------------------
Net asset value, end of year                              $ 8.18  $  8.23  $ 8.24  $ 8.06  $ 7.65
--------------------------------------------------------------------------------------------------
TOTAL RETURN:                                              3.58%    3.11%   6.04%   9.30%   5.12%
--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                    $3,035  $ 3,947  $4,815  $4,378  $4,443
--------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    1.81%    1.82%   1.77%   1.78%   1.76%
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.87%    2.93%   3.64%   3.69%   4.14%
--------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       --   34.81%      --   2.80%   3.49%
--------------------------------------------------------------------------------------------------

-------------
 * Per share amounts are based on average shares outstanding.

** During the periods stated, Seligman voluntarily reimbursed expenses and/or waived portions of its management fees. Absent such reimbursements/waivers, returns would have been lower.


++ Capital gain of $0.004 per share was paid.


 o Capital gain of $0.002 per share was paid.

oo As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on purchases of portfolio securities for financial reporting purposes. The effects of this change for the fiscal year ended September 30, 2002, are as follows: increase net investment income and net realized and unrealized loss on investments per share by $0.01 for Class A, C and D shares of the National, Minnesota and Pennsylvania Funds, and, for Class C and D shares of the Louisiana, Maryland and Oregon Funds; and to increase the ratio of net income to average net assets of each share class of the Georgia, Michigan, New Jersey, New York and Ohio Funds by 0.03%; the National, California High-Yield, Colorado, Florida, Maryland and Missouri Funds by 0.04%; the California Quality, Louisiana, Massachusetts, North Carolina and Oregon Funds by 0.05%; the Pennsylvania and South Carolina Funds by 0.06%; and the Minnesota Fund by 0.09%. The per share data and ratios for periods prior to October 1, 2001, have not been restated.

How to Contact Us


The Fund............................. Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

Your Regular (Non-Retirement) Account Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US


  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information
The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Funds. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund's investments. In each Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Numbers:
 Seligman Municipal Fund Series, Inc.:
 811-3828
 Seligman Municipal Series Trust:
 811-4250
 Seligman New Jersey Municipal Fund, Inc.:
 811-5126
 Seligman Pennsylvania Municipal Fund Series: 811-4666

                         SELIGMAN MUNICIPAL SERIES TRUST

                 Seligman California Municipal High-Yield Series
                  Seligman California Municipal Quality Series


                       Statement of Additional Information
                                February 1, 2005


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2005 (the "Prospectus"), offering Class A shares, Class C shares and Class D shares. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Funds' Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.


                                Table of Contents

Fund History ..............................................................    2
Description of the Funds and their Investments and Risks ..................    2
Management of the Funds ...................................................    9
Control Persons and Principal Holders of Securities........................   14
Investment Advisory and Other Services ....................................   15
Brokerage Allocation and Other Practices ..................................   22
Shares of Beneficial Interest and Other Securities ........................   23
Purchase, Redemption, and Pricing of Shares ...............................   24
Taxation of the Funds .....................................................   30
Underwriters...............................................................   32
Calculation of Performance Data ...........................................   34
Financial Statements.......................................................   37
General Information........................................................   37
Appendix A ................................................................   39
Appendix B ................................................................   43

                                  Fund History

Seligman Municipal Series Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.

            Description of the Funds and their Investments and Risks

Classification

Seligman Municipal Series Trust (the "Series") is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate funds, of which Seligman California Municipal High-Yield Series and Seligman California Municipal Quality Series are discussed in this SAI:

Seligman California Municipal High-Yield Series ("High-Yield Fund") Seligman California Municipal Quality Series ("Quality Fund")
Seligman Florida Municipal Series
Seligman North Carolina Municipal Series

Investment Strategies and Risks

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectus.


The Funds seek to provide income exempt from regular federal income taxes and the personal income taxes of California consistent with the preservation of capital and with consideration given to opportunities for capital gain. Such income could however be subject to the federal alternative minimum tax, as well as any applicable state alternative minimum tax.


The High-Yield Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within any rating category of Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"), including securities rated below investment grade or securities that are not rated. The securities in which the High-Yield Fund invests generally involve greater volatility of price and risk of loss of principal and income than securities in higher rated categories.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

The Quality Fund is expected to invest, without limitations, in municipal securities, which on the date of purchase are rated, with the three highest rating categories of Moody's or S&P.

Each Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, a Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

A description of the credit rating categories is contained in Appendix A to this SAI.

California Municipal Securities. California Municipal Securities includes notes, bonds, and commercial paper issued by or on behalf of the State of California, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and California state personal income taxes. Municipal securities are traded primarily in an over-the-counter market. Each may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended ("1940 Act"), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Funds invest principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds ("IDBs") are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Funds may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

     1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

     2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or issuer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.

When-Issued Securities. Each Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date.

A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets in respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, form the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Funds are authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Funds have no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at a Fund's option, specified securities at a specified price.

The price which a Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund's right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, each Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Trustees may, in the future, consider whether the Funds should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, a Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission ("SEC") for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the SEC will issue such an order.

Standby commitments with respect to portfolio securities of a Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of a Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the SEC.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and California personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund's net assets.

Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and a Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, a Fund may not:

..    Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Fund will not purchase additional portfolio securities if such Fund has outstanding borrowings in excess of 5% of the value of its total assets;

..    Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

..    Invest more than 25% of total assets at market value in any one industry;
     except that municipal securities and securities of the US Government, its agencies and instrumentality's are not considered an industry for purposes of this limitation;

..    As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentality's);

..    Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for trustees;

..    Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

..    Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

..    Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

..    Purchase or sell commodities or commodity contracts including futures contracts; or

..    Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.


Under Rule 35d-1 of the 1940 Act, each Fund also may not change its investment strategy of investing at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and regular personal income taxes in California without first providing notice to shareholders, as provided under Rule 35d-1(c) of the 1940 Act, at least 60 days prior to such change. This policy is not fundamental.


Temporary Defensive Position

In abnormal market conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund's investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under "California Municipal Securities" above that would otherwise meet that Fund's objectives.

Also, in abnormal market conditions, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as Treasury Bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S & P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S & P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.


A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rates for the High-Yield Fund for the fiscal years ended September 30, 2004 and 2003 were 0.00% and 4.43%, respectively. The portfolio turnover rates for the Quality Fund for the fiscal years ended September 30, 2004 and 2003 were 0.86% and 1.43%, respectively. The fluctuation in portfolio turnover rates of each Fund resulted from conditions in the California municipal market and bond market in general. A Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

Disclosure of Portfolio Holdings

The Fund's full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on Seligman's website (www.seligman.com/1/). In addition, the Fund's top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Fund's portfolio holdings information described above to third parties the day after such information appears on Seligman's website. The foregoing monthly and quarterly information will remain available on Seligman's website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Fund's Board of Trustees, the Fund's portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund's procedures require the prior written approval of the President or Chief Investment Officer of Seligman or the President of Seligman Advisors and the Fund's Chief Compliance Officer (the "CCO") before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of shareholders. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Fund's portfolio holding information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Fund's Board of Trustees regarding compliance with the Fund's policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund's policies expressly permit Seligman's employees to release the Fund's holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Fund owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund also permits its auditors to have access to the Fund's portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Fund's portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc., Vestek Systems, Inc. and Standard and Poor's Securities Evaluations, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Fund's portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT. All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Fund's CCO and are made are pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund's portfolio holdings pursuant to theses arrangements.

/1/ The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this SAI or the Fund's Prospectus.

                             Management of the Funds

Board of Trustees

The Board of Trustees provides broad supervision over the affairs of the Funds.

Management Information

Information with respect to Trustees and officers of the Funds is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


                                                                                                                        Number of
                                                                                                                       Portfolios
                               Term of                                                                                   in Fund
                             Office and                                                                                  Complex
                              Length of                                                                                 Overseen
 Name, (Age), Position(s)       Time                Principal Occupation(s) During Past 5 Years, Trusteeships              by
        With Fund              Served*                               and Other Information                               Trustee
---------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
Robert B. Catell (68)       2003 to Date   Chairman, Chief Executive Officer and Director, KeySpan Corporation,            60
Trustee                                    diversified energy, gas and electric company; Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director or Trustee,
                                           Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd.,
                                           The Houston Exploration Company, oil and gas exploration, development and production companies; Edison Electric Institute, New York State Energy
                                           Research and Development Authority, Independence Community Bank, Business
                                           Council of New York State, Inc., New York City Partnership and the Long
                                           Island Association, business and civic organizations.

John R. Galvin (75)         1995 to Date   Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;        61
Trustee                                    Director or Trustee of each of the investment companies of the Seligman
                                           Group of Funds**; and Chairman Emeritus, American Council on Germany.
                                           Formerly, Director, USLIFE Corporation, life insurance and Raytheon Co., defense and commercial electronics; Governor of the Center for Creative
                                           Leadership.  From June 1987 to June 1992, he was the Supreme Allied
                                           Commander, Europe and the Commander-in-Chief, United States European
                                           Command.

Alice S. Ilchman (69)       1991 to Date   President Emerita, Sarah Lawrence College; Director or Trustee of each of       61
Trustee                                    the investment companies of the Seligman Group of Funds**; Director,
                                           Jeannette K. Watson Summer Fellowship, summer internships for college students; Trustee, Save the Children, non-profit child-assistance organization, and the Committee for Economic Development; Governor, Court
                                           of Governors, London School of Economics; and Director, Public
                                           Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller
                                           Foundation, charitable foundation; and Director, New York Telephone
                                           Company.

Frank A. McPherson (71)     1995 to Date   Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee         61
Trustee                                    Corporation, diversified energy and chemical company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**;
                                           Director, ConocoPhillips, integrated international oil corporation,
                                           Integris Health, owner of various hospitals, BOK Financial, bank holding company, Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical
                                           Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City
                                           Public Schools Foundation and Oklahoma Foundation for Excellence in
                                           Education. Formerly, Director, Kimberly-Clark Corporation, consumer products and the Federal Reserve System's Kansas City Reserve Bank.

John E. Merow (75)          1984 to Date   Retired Chairman and Senior Partner, Sullivan & Cromwell LLP, law firm;         61
Trustee                                    Director or Trustee of each of the investment companies of the Seligman
                                           Group of Funds**; Director, Aleris International, Inc., aluminum and zinc recycler and manufacturer of

                                                                                                                        Number of
                                                                                                                       Portfolios
                               Term of                                                                                   in Fund
                             Office and                                                                                  Complex
                              Length of                                                                                 Overseen
 Name, (Age), Position(s)       Time                Principal Occupation(s) During Past 5 Years, Trusteeships              by
        With Fund              Served*                               and Other Information                               Trustee
-------------------------   ------------   -------------------------------------------------------------------------   ----------
                                           aluminum rolled products ; Director Emeritus, the Municipal Art Society of New York; Executive Committee Member and Secretary, the U.S. Council
                                           for International Business; Trustee, New York-Presbyterian Hospital;
                                           Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.;
                                           and Member of the American Law Institute and the Council on Foreign
                                           Relations.

Betsy S. Michel (62)        1984 to Date   Attorney; Director or Trustee of each of the investment companies of the        61
Trustee                                    Seligman Group of Funds**; Trustee, The Geraldine R. Dodge Foundation,
                                           charitable foundation. Formerly, Chairman of the Board of Trustees of St.
                                           George's School (Newport, RI) and World Learning, Inc., international educational training.

Leroy C. Richie (63)        2000 to Date   Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.,              60
Trustee                                    library of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee
                                           Corporation, diversified energy and chemical company, and Infinity, Inc., oil and gas services and exploration; Director and Chairman, Highland
                                           Park Michigan Economic Development Corp. Formerly, Trustee, New York
                                           University Law Center Foundation; Vice Chairman, Detroit Medical Center
                                           and Detroit Economic Growth Corp.; Chairman and Chief Executive Officer,
                                           Capital Coating Technologies, Inc., applied coating technologies; and
                                           Vice President and General Counsel, Automotive Legal Affairs, Chrysler
                                           Corporation.

Robert L. Shafer (72)       1984 to Date   Retired Vice President, Pfizer Inc., pharmaceuticals; Director or Trustee       61
Trustee                                    of each of the investment companies of the Seligman Group of Funds**, and
                                           Ambassador and Permanent Observer of the Sovereign and Military Order of
                                           Malta to the United Nations. Formerly, Director, USLIFE Corporation, life insurance.

James N. Whitson (69)       1993 to Date   Retired Executive Vice President and Chief Operating Officer, Sammons           61
Trustee                                    Enterprises, Inc., a diversified holding company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and
                                           Director, CommScope, Inc., manufacturer of coaxial cable. Formerly,
                                           Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN.
---------------------------------------------------------------------------------------------------------------------------------
                                           INTERESTED TRUSTEES AND PRINCIPAL OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
William C. Morris*** (66)   1988 to Date   Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and        61
Trustee and Chairman of                    Director or Trustee of each of the investment companies of the Seligman
the Board                                  Group of Funds**; Chairman, Seligman Advisors, Inc., Seligman Services,
                                           Inc., and Carbo Ceramics Inc., manufacturer of ceramic proppants for oil and gas industry; Director, Seligman Data Corp.; and President and Chief
                                           Executive Officer, The Metropolitan Opera Association. Formerly,
                                           Director, Kerr-McGee Corporation, diversified energy and chemical company and Chief Executive Officer of each of the investment companies of the
                                           Seligman Group of Funds.

Brian T. Zino*** (52)       Dir.: 1993     Director and President, J. & W. Seligman & Co. Incorporated; Chief              61
Trustee, President and        to Date      Executive Officer, President and Director or Trustee of each of the
Chief Executive Officer     Pres.: 1995    investment companies of the Seligman Group of Funds**; Director, Seligman
                              to Date      Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data
                            CEO.: 2002     Corp.; Member of the Board of Governors of the Investment Company
                              to Date      Institute; and Director, ICI Mutual Insurance Company.

                                                                                                                        Number of
                                                                                                                       Portfolios
                               Term of                                                                                   in Fund
                             Office and                                                                                  Complex
                              Length of                                                                                 Overseen
 Name, (Age), Position(s)       Time                Principal Occupation(s) During Past 5 Years, Trusteeships              by
        With Fund              Served*                               and Other Information                               Trustee
-------------------------   ------------   -------------------------------------------------------------------------   ----------
Thomas G. Moles (62)        1998 to Date   Director and Managing Director, J. & W. Seligman & Co. Incorporated; Vice       N/A
Vice President and                         President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc.,
Co-Portfolio Manager                       Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania
                                           Municipal Fund Series; Executive Vice President and Co-Portfolio Manager,
                                           Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund,
                                           Inc., two closed-end investment companies; and Director, Seligman
                                           Advisors, Inc. and Seligman Services, Inc. Formerly, President, Seligman
                                           Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.

Eileen A. Comerford (46)   2003 to Date    Senior Vice President, Investment Officer, J. & W. Seligman & Co.               N/A
Vice President and                         Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal
Co-Portfolio Manager                       Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc., Seligman
                                           Pennsylvania Municipal Fund Series, Seligman Quality Municipal Fund, Inc.
                                           and Seligman Select Municipal Fund, Inc., two closed-end investment companies.

Thomas G. Rose (47)        2000 to Date    Chief Financial Officer, Senior Vice President and Treasurer, Finance, J.       N/A
Vice President                             & W. Seligman & Co. Incorporated; Senior Vice President, Finance,
                                           Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds** and of
                                           Seligman Services, Inc. and Seligman International, Inc. Formerly,
                                           Treasurer of each of the investment companies of the Seligman Group of
                                           Funds and of Seligman Data Corp.

Eleanor T. M. Hoagland      July 2004      Managing Director, Senior Vice President, Risk Manager, J. & W. Seligman
(53)                           to Date     & Co. Incorporated; Vice President and Chief Compliance Officer for each
VicePresident and Chief                    of the investment companies of the Seligman Group of Funds**. Formerly,
Compliance Officer                         Managing Director, Partner and Chief Portfolio Strategist, AMT Capital
                                           Management from 1994 to 2000.

Lawrence P. Vogel (48)      V.P.: 1992     Senior Vice President and Treasurer, Investment Companies, J. & W.              N/A
Vice President and            to Date      Seligman & Co. Incorporated; Vice President and Treasurer of each of the
Treasurer                  Treas.: 2000    investment companies of the Seligman Group of Funds** and of Seligman
                              to Date      Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman &
                                           Co. Incorporated, Seligman Advisors, Inc., Seligman International, Inc.
                                           and Seligman Data Corp.; Vice President, Seligman Services, Inc.; and
                                           Treasurer, Seligman International, Inc.

Frank J. Nasta (40)        1994 to Date    Managing Director, General Counsel and Corporate Secretary, J. & W.             N/A
Secretary                                  Seligman & Co. Incorporated; Secretary, of each of the investment companies of the Seligman Group of Funds**; and Corporate Secretary,
                                           Seligman Advisors, Inc., Seligman Services, Inc., Seligman International,
                                           Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and
                                           Regulation Department, J. & W. Seligman & Co. Incorporated.


----------
* Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
** The Seligman Group of Funds currently consists of twenty-three registered investment companies.
*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Funds' shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not "interested" persons of the Funds as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met seven times during the year ended September 30, 2004. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of each Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended September 30, 2004. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice times during the year ended September 30, 2004. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.


Beneficial Ownership of Shares


As of September 30, 2004, the Trustees beneficially owned shares in the Funds and the Seligman Group of Funds as follows:


                         California High-Yield Fund (1)

                                                         Aggregate Dollar Range of Shares
                     Dollar Range of Fund Shares Owned   Owned by Trustee in the Seligman
       Name                      By Trustee                       Group of Funds
-----------------------------------------------------------------------------------------
                            INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------
Robert B. Catell                    None                        $50,001 - $100,000
John R. Galvin                      None                        $50,001 - $100,000
Alice S. Ilchman                    None                             Over $100,000
Frank A. McPherson                  None                             Over $100,000
John E. Merow                    $1-$10,000                          Over $100,000
Betsy S. Michel                     None                             Over $100,000
Leroy C. Richie                     None                        $10,001 - $ 50,000
Robert L. Shafer                    None                             Over $100,000
James N. Whitson                    None                             Over $100,000
-----------------------------------------------------------------------------------------
                            INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------
William C. Morris                   None                             Over $100,000
Brian T. Zino                       None                             Over $100,000

----------
(1) None of the Trustees beneficially own any shares of the California Quality Fund.

Compensation


                                                    Pension or       Total Compensation
                                 Aggregate     Retirement Benefits     from Funds and
          Name and             Compensation     Accrued as Part of    Fund Complex Paid
    Position with Funds       from Funds (1)      Fund Expenses      to Trustees (1)(2)
---------------------------   --------------   -------------------   ------------------
Robert B. Catell, Trustee         $1,270               N/A                 $87,000
John R. Galvin, Trustee            1,353               N/A                  93,000
Alice S. Ilchman, Trustee          1,353               N/A                  93,000
Frank A. McPherson, Trustee        1,300               N/A                  88,500
John E. Merow, Trustee             1,353               N/A                  93,000
Betsy S. Michel, Trustee           1,300               N/A                  88,500
Leroy C. Richie, Trustee           1,379               N/A                  93,000
Robert L. Shafer, Trustee          1,353               N/A                  91,500
James N. Whitson, Trustee          1,353               N/A                  93,000


----------

(1)  For the Funds' fiscal year ended September 30, 2004.
(2) At September 30, 2004, The Seligman Group of Funds consisted of twenty-three investment companies.


No compensation is paid by the Funds to Trustees or officers of the Funds who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Series has adopted a deferred compensation plan under which independent trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Funds' financial statements.


Messrs. Merow and Whitson no longer defer their current compensation; however, they have accrued deferred compensation (including earnings/losses) in respect of the Funds in the amounts of $4,639 and $15,979 respectively, as of September 30, 2004.


Each Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.


Class A shares of the Funds may be issued without a sales charge to present and former trustees (and their family members) of the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.


Code of Ethics


Seligman, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Chief Compliance Officer.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.


Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance system. This system is designed to prevent purchases of securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.

               Control Persons and Principal Holders of Securities


Control Persons


As of January 3, 2005, there was no person or persons who controlled any of the Funds, either through significant ownership of Fund shares or any other means of control.


Principal Holders


As of January 3, 2005, the following principal holders owned of record 5% or more of the then outstanding shares of beneficial interest of a Class of shares of the Funds:



                                                                         Percentage of
                                                                             Total
                  Name and Address                        Fund/Class      Shares Held
                  ----------------                     ---------------   -------------
Citigroup Global House Account, Attn Peter Booth,      California High        6.23%
7th Floor, 333 West 34th Street, New York, NY 10001    Yield/A

Citigroup Global House Account, Attn Peter Booth,      California             8.69%
7th Floor, 333 West 34th Street, New York, NY 10001    High-Yield/C

Wells Fargo Investments LLC, FBO Customers, 608        California             8.33%
Second Avenue South, Minneapolis, MN 55402             High-Yield/C

Gough Trust, 1731 Mantelli Drive, Gilroy, CA 95020     California             6.33%
                                                       High-Yield/C

Daffern Family Trust, 5135 Kingscross Rd,              California             5.77%
Westminister, CA 92683                                 High-Yield/C

Weil Trust, P.O. Box 537, San Martin, CA 95046         California             5.20%
                                                       High-Yield/C

MLPF&S FBO Customers, Attn: Fund Administration,       California            15.26%
4800 Dear Lake Drive East, Jacksonville, FL 32246      High-Yield/D

Wells Fargo Investments LLC, FBO Customers, 608        California             5.10%
Second Avenue South, Minneapolis, MN 55402             High-Yield/C

Wells Fargo Investments LLC, FBO Customers, 608        California            14.44%
Second Avenue South, Minneapolis, MN 55402             High-Yield/D

Wells Fargo Investments LLC, FBO Customers, 608        California             9.40%
Second Avenue South, Minneapolis, MN 55402             High-Yield/D

Wells Fargo Investments LLC, FBO Customers, 608        California             7.48%
Second Avenue South, Minneapolis, MN 55402             High-Yield/D

Wells Fargo Investments LLC, FBO Customers, 608        California             5.11%
Second Avenue South, Minneapolis, MN 55402             High-Yield/D

Christopher Ranch LLC, 305 Bloomfield Ave, Gilroy,     California            17.05%
CA 95020                                               High-Yield/D

CitiGroup Global House Account, 333 West 34th          California             7.30%
Street, New York, NY 10001                             Quality/A

First Clearing LLC FBO M&M Limited Partnership, 3142   California             9.85%
Willow Avenue, Clovis, CA 93612                        Quality/C

First Clearing LLC FBO Whitmer Family Trust, Fresno,   California             9.78%
CA 93711                                               Quality/C

UBS Financial Services Inc., FBO Customers, 1550       California             8.41%
Bryant Street, San Francisco, CA 94103                 Quality/C

NFSC FEBO Godwin Family Trust, 559 Montori Ct,         California             6.58%
Pleasanton, CA 94566                                   Quality/C

MLPF&S FBO Customers, Attn: Fund Administration,       California            31.56%
4800 Dear Lake Drive East, Jacksonville, FL 32246      Quality/D

Pershing LLC, PO Box 2052, Jersey City, NJ 07303       California            18.44%
                                                       Quality/D

UBS Financial Services Inc., FBO Customers, 125        California            12.73%
Acacia Circle, Indian Head Park, IL 60525              Quality/D

Pershing LLC, PO Box 2052, Jersey City, NJ 07303       California            11.88%
                                                       Quality/D

RBC Dain Rauscher FBO Customers, 3492 Cherry Blossom   California             7.22%
Ln, Lake Elsinore, CA 92530                            Quality/D


Management Ownership


As of January 3, 2005, Trustees and officers of the High-Yield Fund as a group owned less than 1% of Class A shares of the then outstanding shares of beneficial interest of the Fund. As of the same period, no Trustees and officers of the Fund owned any Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.

As of January 3, 2005, Trustees and officers of the Quality Fund did not own any Class A, Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.


                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Trustees, Seligman manages the investment of the assets of the Funds and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Trustees and the initial shareholders of the Funds (the "Management Agreement"). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or the Funds with respect to its investments.


Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Trustees of the Funds, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.


All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

The Funds pay Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of each Fund's average daily net assets. Seligman voluntarily agreed to waive a portion of its management fees for the fiscal years ended September 30, 2004, 2003, and 2002 to limit the per annum fee of California High-Yield Fund to 0.40%. The following chart indicates the management fees paid by each Fund for the fiscal years ended September 30, 2004, 2003 and 20021.



                   Fiscal   Management
                    Year        Fee
Fund               Ended     Paid ($)
----              -------   ----------
High-Yield Fund   9/30/04    $211,975
                  9/30/03     255,537
                  9/30/02     282,854
Quality Fund      9/30/04    $312,202
                  9/30/03     374,016
                  9/30/02     400,239



For the fiscal years ended September 30, 2004, 2003 and 2002, Seligman waived or reimbursed expenses of the High-Yield Fund in the amounts of $42,466, $51,109, and $56,571, respectively.


The Funds pay all of their expenses other than those assumed by Seligman, including, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of the Trustees of the Funds not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated among the Funds in a manner determined by the Board of Trustees to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

Each Fund's Management Agreement was unanimously approved by the Board of Trustees at a Meeting held on October 11, 1988 and was approved by the shareholders of each Fund at a meeting held on December 15, 1988. Each Management Agreement will continue in effect until December 29 of each year if
(1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) if Seligman shall not have notified the Series at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. A Management Agreement may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Each Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


At the November 17-18, 2004 Board of Trustees meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Trustees conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management

Agreement, the Board considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies and certain indices; (2) the nature and quality of investment services and administrative services rendered by Seligman; (3) payments received by Seligman from all sources involving both the Funds and all other Seligman investment companies; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to the Funds and all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover of the Funds compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) fall-out benefits which Seligman and its affiliates receive from managing the Funds. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between each Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Trustee) considered relevant in the exercise of its (or such Trustee's) reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Trustees considered the performance of the Funds as compared to the performance of other comparable investment companies and as compared to appropriate securities indices. Trustees also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Trustees in connection with the November 17-18, 2004 Board of Trustees meeting, the Board receives detailed information related to performance of the Funds at each Board meeting during the year.

Expenses of the Funds. The Board also considered the management fee rate paid by the Funds to Seligman and the other expenses of the Funds, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.

Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2003 and 2004 (through September 30) and estimates for full-year 2004. The information considered by the Board of Trustees included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Trustees also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Trustees reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.


Fall-Out Benefits. The Trustees considered the services provided to the Funds and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees each Fund pays to Seligman Services in respect of shares of the Funds held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Funds and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as trustees or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreements, each dated December 29, 1988, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Funds who are employees or consultants of Seligman and of the officers and employees of the Funds. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Funds' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to either of the Funds.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise either Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:

                                                            Regular Dealer
                         Sales Charge       Sales Charge      Reallowance
                          as a % of        as a % of Net       as a % of
Amount of Purchase    Offering Price(1)   Amount Invested   Offering Price
-------------------   -----------------   ---------------   --------------
Less than $50,000           4.75%              4.99%             4.25%
$50,000 - $99,999           4.00               4.17              3.50
$100,000 - $249,999         3.50               3.63              3.00
$250,000 - $499,999         2.50               2.56              2.25
$500,000 - $999,999         2.00               2.04              1.75
$1,000,000 and over            0                  0                 0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:


                                                            Regular Dealer
                         Sales Charge       Sales Charge      Reallowance
                          as a % of        as a % of Net       as a % of
Amount of Purchase    Offering Price(1)   Amount Invested   Offering Price
-------------------   -----------------   ---------------   --------------
Less than $100,000          1.00%              1.01%             1.00%
$100,000 - $249,999         0.50               0.50              0.50
$250,000 - $999,999            0                  0                 0


(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge on Class C shares sold by Level Load Intermediaries (as defined below).


Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2004, 2003 and 2002, Seligman Services received commissions in the following amounts:



                     Commissions Paid to
                      Seligman Services
                  ------------------------
Fund               2004     2003     2002
----              ------   ------   ------
High-Yield Fund   $  890   $  534   $2,105
Quality Fund       1,166    3,361    6,398

Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class C and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Funds' Board of Trustees. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations currently receive from Seligman Advisors a continuing service fee of up to 0.10% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees and may not be increased from 0.10% without approval of the Trustees. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If the 12b-1 Plan is terminated in respect of Class A shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2004, equivalent to 0.10% per annum of the Class A shares' average daily net assets, as follows:



                    Total
Fund              Fees Paid
----              ---------
High-Yield Fund    $35,802
Quality Fund        55,764


Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under "Purchase, Redemption and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2004, equivalent to 1% per annum of the Class C shares' average daily net assets, as follows:



                    Total
Fund              Fees Paid
----              ---------
High-Yield Fund    $31,496
Quality Fund        51,192


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Funds may exceed the 12b-1 fees paid by the Funds in that year. The 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of each Fund's Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2004, Seligman Advisors incurred $61,824 and $94,574, respectively, of expenses in respect of the High-Yield Fund's and the Quality Fund's Class C shares that were not reimbursed from amounts received from the Funds' 12b-1 Plan. These amounts are equal to 2.09% and 1.98%, respectively, of the net assets of the High-Yield Fund's and the Quality Fund's Class C shares at September 30, 2004.


If the 12b-1 Plan is terminated in respect of Class C shares of each Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to its Class C shares.

Class D

Under the 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2004, equivalent to 1% per annum of the Class D shares' average daily net assets, as follows:



                    Total
Fund              Fees Paid
----              ---------
High-Yield Fund    $32,311
Quality Fund        13,268


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed the 12b-1 fees paid by each Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisers in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 Plan fees received; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2004, there were $115,777 and $127,110, respectively, of unreimbursed expenses incurred in respect of the High-Yield Fund and the Quality Fund under the 12b-1 Plan with respect to Class D shares that were not reimbursed from the Funds' 12b-1 Plan. This amount is equal to 4.60% and 9.73%, respectively, of the net assets of Class D shares of the High-Yield Fund and the Quality Fund at September 30, 2004.


If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.


Payments made by the Funds under the 12b-1 Plan in respect of Class A, Class C and Class D shares for the fiscal year ended September 30, 2004, were spent on the following activities in the following amounts:



                    Compensation    Compensation
                         To              to
Fund/Class          Underwriters   Broker/Dealers
----------          ------------   --------------
High-Yield Fund/A      $   -0-         $35,802
High-Yield Fund/C        2,460          29,036
High-Yield Fund/D          688          31,623

Quality Fund/A         $   -0-         $55,764
Quality Fund/C          10,227          40,964
Quality Fund/D             114          13,155


The 12b-1 Plan was approved on July 16, 1992 by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (Qualified Trustees) and was approved by shareholders of the Funds on November 23, 1992. The 12b-1 Plan became effective on January 1, 1993. Amendments to the 12b-1 Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Trustees, including a majority of the Qualified Trustees, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of each Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Funds shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Funds be made by such disinterested Trustees. The 12b-1 Plans are reviewed by the Trustees annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to the Funds' 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2004, 2003 and 2002, Seligman Services received distribution and service fees pursuant to the Funds' 12b-1 Plan, as follows:



                  Distribution and Service
                        Fees Paid to
                      Seligman Services
                  ------------------------
Fund               2004     2003     2002
----              ------   ------   ------
High-Yield Fund   $4,286   $4,423   $5,007
Quality Fund       3,273    3,699    3,349


Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and trustees of the Funds are also officers and directors of SDC.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


Fixed income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Funds may buy securities from or sell securities to dealers acting as principal, except dealers with which its trustees and/or officers are affiliated. Prices paid to dealers will generally include a "spread", i.e., the difference between the prices at which the dealer is willing to purchase or to sell the security at that time.

For the fiscal years ended September 30, 2004, 2003 and 2002, no brokerage commissions were paid by either of the Funds.


Commissions


For the fiscal years ended September 30, 2004, 2003 and 2002, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, or Seligman Advisors.

Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers


During the Funds' fiscal year ended September 30, 2004, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


               Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Series is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Funds being two of them. Each Fund has three classes, designated Class A shares of beneficial interest, Class C shares of beneficial interest, and Class D shares of beneficial interest. Each share of a Fund's Class A, Class C, and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the Multiples Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than its shares of beneficial interest.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.


Employee and Family Members. Class A shares of the Funds may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.


The Right of Accumulation. Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described above. The value the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if Seligman Data Corp. ("SDC") is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.

If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event that you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in the escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a "single person". Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:


     1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that a Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;


(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;


(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with a purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less.


Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, Piper Jaffray & Co., McDonald Investments Inc., Morgan Stanley DW Inc., National Planning Holdings, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.


Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund may use the Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;


(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and

(8) On redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan level termination.

If, with respect to a redemption of any Class A, Class C and Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price


When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request, subject to the subsequent acceptance of the order by Seligman Advisors. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.


NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Funds (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.


     Generally, portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued either by independent pricing services based on bid prices that consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.


Specimen Price Make-Up


Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%/(1)/, respectively, and Class D shares are sold at NAV/(2)/. Using each Class's NAV at September 30, 2004, the maximum offering price of the Funds' shares is as follows:



                                                            High-Yield   Quality
                                                               Fund        Fund
                                                            ----------   -------
Class A
   Net asset value per share.............................      $6.65      $6.89
   Maximum sales charge (4.75% of offering price)........       0.33       0.34
                                                               -----      -----
   Offering price to public..............................      $6.98      $7.23
                                                               =====      =====
Class C
   Net asset value per share.............................      $6.66      $6.87
   Maximum sales charge (1.00% of offering price/(1)/)...       0.07       0.07
                                                               -----      -----
   Offering price to public..............................      $6.73      $6.94
                                                               =====      =====
Class D
   Net asset value and offering price per share/(2)/ ....      $6.66      $6.87
                                                               =====      =====


----------
/(1)/ In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".
/(2)/ Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii), or such other periods as ordered by the SEC for the protection of the Funds' shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Funds' responsibility for the prevention of money laundering, you may be required by the Funds, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Funds or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Funds. The Funds, by written notice to you, may suspend payment to you of any proceeds or distributions if the Funds or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Funds, Seligman or their respective service providers.


Arrangements Permitting Frequent Trading of Fund Shares

The Funds have no arrangements with any person to permit frequent trading of Fund shares.

                              Taxation of the Funds

Federal Income Taxes. Each of the Funds is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, a Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of (i) at least 90% of its net ordinary income and net short-term capital gains and (ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of a Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) a Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

Each of the Funds is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gains and losses will be made separately for each Fund.

If, at the end of each quarter of its taxable year, at least 50% of a Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by a Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Fund's other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of any Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by a Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of any Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined on annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

California Taxes

In the opinion of Sullivan & Cromwell LLP, counsel to the Funds, provided that at the end of each quarter of its taxable year at least 50% of the total assets of the High-Yield Fund or Quality Fund consist of federally tax-exempt obligations of the State of California and its political subdivisions (California Municipal Securities), shareholders of each such Fund who are subject to California State taxation on dividends will not be subject to California personal income taxes on dividends from that Fund attributable to interest received by each such Fund on California Municipal Securities as well as to certain other federally tax-exempt obligations the interest on which is exempt from California personal income taxes. To the extent that the distributions are derived from other income, including long- or short-term capital gains, such distributions will not be exempt from California personal income taxation, and, further to the extent that they constitute long-term capital gain dividends they will be taxed as long-term gain to a shareholder.

Interest on indebtedness incurred or continued to purchase or carry shares of the High-Yield Fund or Quality Fund will not be deductible for California personal income tax purposes if Fund distributions are exempt from California personal income tax.

Prospective investors should be aware that an investment in these Funds may not be suitable for persons who are not residents of the State of California or who do not receive income subject to income taxes of the State.

                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds' shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Funds for the fiscal years ended September 30, 2004, 2003 and 2002, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:



                                      2004

                  Total Sales Charges Paid by   Amount of Class A and Class C
                  Shareholders On Class A and     Sales Charges Retained by
Fund                     Class C Shares               Seligman Advisors
----              ---------------------------   -----------------------------
High-Yield Fund              $ 7,603                       $  762
Quality Fund                  23,814                        2,495


                                      2003

                  Total Sales Charges Paid by   Amount of Class A and Class C
                  Shareholders On Class A and     Sales Charges Retained by
Fund                     Class C Shares               Seligman Advisors
----              ---------------------------   -----------------------------
High-Yield Fund              $25,709                        $2,679
Quality Fund                  79,302                         8,394

                                      2002

                  Total Sales Charges Paid by   Amount of Class A and Class C
                  Shareholders On Class A and     Sales Charges Retained by
Fund                     Class C Shares               Seligman Advisors
----              ---------------------------   -----------------------------
High-Yield Fund             $ 47,440                       $ 4,974
Quality Fund                 107,841                        10,700

Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended September 30, 2004:



                                              Compensation on
                     Net Underwriting         Redemptions and
                       Discounts and            Repurchases
                        Commissions          (CDSC on Class A,
                   (Class A and Class C     Class C and Class D    Brokerage         Other
Fund              Sales Charges Retained)     Shares Retained)    Commissions   Compensation(1)
----              -----------------------   -------------------   -----------   ---------------
High-Yield Fund            $  762                  $1,283             $-0-          $ 3,148
Quality Fund                2,495                   1,499              -0-           10,343


----------
(1) This amount reflects service fees paid by the Funds to Seligman Advisors in respect of Class C and Class D shares under each Fund's Rule 12b-1 Plan. The arrangements pursuant to which such service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and ..25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid on time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.


Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.


Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectuses.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                         Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Funds over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Funds over a stated period.

With respect to the High-Yield Fund, Seligman is voluntarily waiving 0.10% per annum of its investment management fee. Seligman may discontinue its fee waiver at any time. Absent such fee waiver, the Fund's returns would have been lower.

Historical Investment Results

Class A


The annualized yields for the 30-day period ended September 30, 2004 for the Class A shares of the High-Yield Fund and the Quality Fund were 3.16% and 2.70%, respectively. The annualized yield was computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30, 2004, which was the last day of this period. The average number of Class A shares of the High-Yield Fund and the Quality Fund was 5,176,201 and 7,613,208, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yields for the Class A shares of the High-Yield Fund and the Quality Fund for the 30-day period ended September 30, 2004 were 5.35% and 4.58%, respectively. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus 41.05% (which assumes the maximum combined federal and state income tax rate for individual taxpayers that are subject to California's personal income taxes). Then the small portion of the yield attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares' yield, if any, that was attributable to securities the income of which was not tax-exempt.

The average annual total returns for the one-, five- and ten-year periods ended September 30, 2004 for the Class A shares of the High-Yield Fund were 0.27%, 5.26% and 5.55%, respectively. The average annual total returns for the one-, five- and ten-year periods ended September 30, 2004 for the Quality Fund were (0.68)%, 5.29% and 5.73%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of each Fund, the entire amounts were redeemed.

The cumulative total returns for Class A shares of the High-Yield Fund and Quality Fund for the ten-year period ended September 30, 2004 were 71.62% and 74.62%, respectively. Thus, a $1,000 investment in Class A shares of the High-Yield and Quality Funds made on September 30, 1993 had a value on September 30, 2004 of $1,716 and $1,746, respectively.


Class C


The annualized yields for the 30-day period ended September 30, 2004 for the Class C shares of the High-Yield Fund and the Quality Fund were 2.40% and 1.92%, respectively. The annualized yields were computed as discussed above for Class A shares. The average number of Class C shares of the High-Yield Fund and the Quality Fund were 440,968 and 696,625, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the Class C shares of the High-Yield Fund and the Quality Fund for the 30-day period ended September 30, 2004 were 4.07% and 3.25%, respectively. The tax equivalent annualized yields were computed as discussed above for Class A shares.

The average annual total returns for the Class C shares of the High-Yield Fund and the Quality Fund for the one- and five-year periods ended September 30, 2004 were 2.26%and 5.13% and 1.42% and 5.19% respectively, and the period from May 27, 1999 (inception) through September 30, 2004 were 4.03% and 4.05%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in

Class C shares of each Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception of each Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total returns for Class C shares of the High-Yield Fund and Quality Fund for the period from May 27, 1999 (inception) through September 30, 2004 were 23.56% and 23.64%, respectively. Thus, a $1,000 investment in Class C shares of the High-Yield Fund and Quality Fund made on May 27, 1999 (inception) had a value on September 30, 2004 of $1,236 and $1,236, respectively.


Class D


The annualized yields for the 30-day period ended September 30, 2004 of the Class D shares of the High-Yield Fund and the Quality Fund were 2.43% and 1.94%, respectively. The annualized yields were computed as discussed above for Class A shares. The average number of Class D shares of the High-Yield Fund and the Quality Fund was 377,590 and 190,078, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the 30-day period ended September 30, 2004 for the Class D shares of the High-Yield Fund and the Quality Fund were 4.12% and 3.29%, respectively. The tax equivalent annualized yields were computed as discussed above for Class A shares.

The average annual total returns for the one-, five-, and ten-year periods ended September 2004 for the Class D shares of the High-Yield Fund were 3.35%, 5.33% and 5.10%, respectively. The average annual total returns for the one-, five-, and ten-year periods ended September 30, 2004 for the Quality Fund were 2.46%, 5.39% and 5.30%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Fund and assuming that all of the dividends and capital gain distributions paid by each Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of each Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total returns for Class D shares of the High-Yield Fund and Quality Fund for the ten-year period ended September 30, 2004 were 64.40% and 67.61%, respectively. Thus, a $1,000 investment in Class D shares of the High-Yield Fund and Quality Fund made on February 1, 1994 (inception) had a value on September 30, 2004 of $1,644 and $1,676, respectively.


The cumulative total returns for each Class of shares of the Funds shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the periods specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.


Seligman, at its discretion, waived or reimbursed certain expenses of the High-Yield Fund during some of the periods shown above. Without these reimbursements, yields and total returns would have been lower and the annualized yields for the 30-day period ended September 30, 2004 would be as follows:



Annualized Yield
Class A:   3.06%
Class C:   2.30%
Class D:   2.33%



Tax Equivalent Annualized Yield
Class A:   5.18%
Class C:   3.90%
Class D:   3.95%

                              Financial Statements


The Annual Report to Shareholders of the Series for the fiscal year ended September 30, 2004, contains a portfolio of the investments of the Funds as of September 30, 2004, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.


                               General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Funds. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Funds.


Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.

                                   Appendix A

MOODY'S INVESTORS SERVICE (MOODY'S)
MUNICIPAL BONDS

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

MUNICIPAL NOTES

Moody's ratings for Municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES (S&P)
MUNICIPAL BONDS

AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

MUNICIPAL NOTES

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                      RISK FACTORS REGARDING INVESTMENTS IN
                         CALIFORNIA MUNICIPAL SECURITIES

The following information is a summary of special factors affecting investments in California Municipal Securities. It does not purport to be a complete description and contains the information set forth in "Appendix A" to the Official Statement issued by the State of California (the "State") for its public bond issue on October 29, 2003. For a copy of the complete Official Statement, you may call the California State Treasurer's Office at (800) 900-3873, and for a list of available Official Statements, you may visit www.treasurer.ca.gov/bonds/os.htm. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.


    THESECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF
     CALIFORNIA. THE STATE OF CALIFORNIA HAS NOT APPROVED OR DISAPPROVED OF
       THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR
                                    COMPLETE

          This Appendix contains information about the State of California as set forth in "Appendix A" to the official statement issued by the State of California for its various purpose general obligation bonds issued on December 1, 2004.

                             The State of California

                               TABLE OF CONTENTS

INTRODUCTION TO APPENDIX B...............................................   B-45

RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES.................    B-1
   Election Results......................................................    B-1
   Release of LAO Report.................................................    B-2

STATE INDEBTEDNESS AND OTHER OBLIGATIONS.................................    B-2
   General...............................................................    B-2
   Capital Facilities Financing..........................................    B-2
      General Obligation Bonds...........................................    B-2
      Commercial Paper Program...........................................    B-3
      Lease-Purchase Obligations.........................................    B-3
      Non-Recourse Debt..................................................    B-4
   Pension Obligation Bonds..............................................    B-4
   Economic Recovery Bonds...............................................    B-4
   Tobacco Settlement Revenue Bonds......................................    B-5
   Cash Flow Borrowings..................................................    B-5

STATE FINANCES...........................................................    B-6
   The General Fund......................................................    B-6
   The Special Fund for Economic Uncertainties...........................    B-7
   Inter-Fund Borrowings.................................................    B-7
   State Warrants........................................................    B-9
      Registered Warrants................................................    B-9
      Reimbursement Warrants.............................................    B-9
      Refunding Warrants.................................................   B-10
   Sources of Tax Revenue................................................   B-10
      Personal Income Tax................................................   B-10
      Sales Tax..........................................................   B-10
      Corporation Tax....................................................   B-11
      Insurance Tax......................................................   B-12
      Estate Tax; Other Taxes............................................   B-12
      Special Fund Revenues..............................................   B-12
      Taxes on Tobacco Products..........................................   B-13
   Recent Tax Receipts...................................................   B-14
   State Expenditures....................................................   B-16
   State Appropriations Limit............................................   B-17
   Proposition 98........................................................   B-18
   Local Governments.....................................................   B-19
      Vehicle License Fee................................................   B-20
      Trial Courts.......................................................   B-21
      Welfare System.....................................................   B-21
   Welfare Reform........................................................   B-22
   Pension Trusts........................................................   B-22
   Repayment of Energy Loans.............................................   B-25
   Unemployment Insurance Fund...........................................   B-25
   Investment of Funds...................................................   B-25

THE BUDGET PROCESS.......................................................   B-26
   General...............................................................   B-26
   Constraints on the Budget Process.....................................   B-27
      Proposition 58 (Balanced Budget Amendment).........................   B-27

      Additional Constraints on the Budget Process.......................   B-27

PRIOR FISCAL YEARS' BUDGETS..............................................   B-28
   2001 Budget Act.......................................................   B-28
   2002 Budget Act.......................................................   B-29
   2003 Budget Act.......................................................   B-29

CURRENT STATE BUDGET.....................................................   B-30
   Background............................................................   B-30
   2004 Budget Act.......................................................   B-30
   "Structural Deficit"..................................................   B-32
   California Performance Review.........................................   B-33
   Summary of State Revenues and Expenditures............................   B-34
   Revenue and Expenditure Assumptions...................................   B-37
   Development of Revenue Estimates......................................   B-38
   Economic Assumptions..................................................   B-38

FINANCIAL STATEMENTS.....................................................   B-40

OVERVIEW OF STATE GOVERNMENT.............................................   B-41
   Organization of State Government......................................   B-41
   Employee Relations....................................................   B-42

ECONOMY AND POPULATION...................................................   B-42
   Introduction..........................................................   B-42
   Population and Labor Force............................................   B-43
   Employment, Income, Construction and Export Growth....................   B-44

LITIGATION...............................................................   B-47
   Challenge Seeking Payment to Teacher's Retirement Board...............   B-47
   Actions Seeking Flood-Related Damages.................................   B-47
   Tax Refund Cases......................................................   B-47
   Environmental Cleanup Matter..........................................   B-48
   Energy-Related Matters................................................   B-48
   Escheated Property Claims.............................................   B-49
   Action Seeking Damages for Alleged Violations of Privacy Rights.......   B-49
   Actions Seeking Program Modifications.................................   B-50
   Local Government Mandate Claims and Actions...........................   B-51
   Action for Damages for Alleged Destruction at Indian Burial Sites.....   B-51
   Actions Seeking to Enjoin Implementation of Certain Tribal
      Gaming Compacts....................................................   B-52
   Matter Seeking Validation of Pension Obligation Bonds.................   B-52

STATE DEBT TABLES........................................................   B-52

[The Following Exhibits are Not Set Forth Herein]

EXHIBIT 1 -   STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH
              RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH
              JUNE 30, 2004 (UNAUDITED)
EXHIBIT 2 -   STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH
              RECEIPTS AND DISBURSEMENTS, JULY 1, 2004 THROUGH
              OCTOBER 31, 2004 (UNAUDITED)

INTRODUCTION TO APPENDIX B

Importance of APPENDIX B. APPENDIX B is the part of the Official Statement that provides investors with information concerning the State of California (the "State"). Investors are advised to read the entire Official Statement, including APPENDIX B, to obtain information essential to making an informed investment decision.

California's Credit History. California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

In July 2003, Standard & Poor's downgraded the State's general obligation credit rating to "BBB." In December 2003, the State's general obligation credit rating was downgraded to "BBB" by Fitch and "Baa1" by Moody's.

In May 2004, Moody's upgraded the State's general obligation bond rating to "A3" with a positive outlook. In August 2004, Standard & Poor's raised its rating on the State's general obligation bonds to "A" from "BBB" and removed the State's general obligation bonds from its credit watch. In September 2004, Fitch raised its rating on the State's general obligation bonds to "A-" from "BBB."

Any revisions or withdrawal of a credit rating could have an effect on the market price and liquidity of the Bonds. The State cannot predict the timing or impact of future actions by the rating agencies. See also "RATINGS" in the forepart of this Official Statement.

Overview of APPENDIX B. APPENDIX B begins with a description of recent developments regarding the State's economy and finances and then discusses the types of debt instruments that the State has issued and is authorized to issue in the future. See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES" and "STATE INDEBTEDNESS AND OTHER OBLIGATIONS." A discussion of the State's current and projected cash flow is contained under "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."

APPENDIX B continues with a discussion of the sources and uses of State fiends. See "STATE FINANCES." The budget process and constraints on this process, as well as the budget proposed by the Governor and the economic assumptions underlying the revenue projections contained in the proposed budget, are discussed under "THE BUDGET PROCESS" and "CURRENT STATE BUDGET."

Then, APPENDIX B includes or incorporates by reference the Audited Annual Financial Statements of the State for the Year Ended June 30, 2003, together with certain information required by governmental accounting and financial reporting standards to be included in the Financial Statements, including a "Management's Discussion and Analysis" that describes and analyzes the financial position of the State and provides an overview of the State's activities for the fiscal year ended June 30, 2003. The State Controller's unaudited reports of cash receipts and disbursements for the periods July 1, 2003 through June 30, 2004 and July 31, 2004 through October 31, 2004 are also included in this APPENDIX B. See "FINANCIAL STATEMENTS."

Governance, management and employee information is set forth under "OVERVIEW OF STATE GOVERNMENT." Demographic and economic statistical information is included under "ECONOMY AND POPULATION." APPENDIX B concludes with a description of material litigation involving the State (see "LITIGATION") and debt tables (see "STATE DEBT TABLES").

RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES

This section discusses major developments regarding the State's economy and finances that have occurred since the date of the State's most recent Official Statement dated October 13, 2004, relating to its $1,000,000,000 Variable Rate General Obligation Bonds.

Election Results

At the general election on November 2, 2004, the voters approved Senate Constitutional Amendment No. 4 and defeated the competing measure, Proposition
65. Both measures limited the Legislature's authority over local government revenues. See "STATE FINANCES--Local Governments" and "THE BUDGET
PROCESS--Constraints on the Budget Process-Additional Constraints on the Budget Process" for a discussion of Senate Constitutional Amendment No. 4.

The voters also approved measures authorizing the issuance of $3 billion in State general obligation bonds for stem cell research and $750 million in State general obligation bonds for children's hospital projects, as well as the imposition of a 1 percent surcharge on taxpayers with taxable income over $1 million to fund mental health costs. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Capital Facilities Financing-General Obligation Bonds" and "STATE FINANCES--Sources of Tax Revenue--Personal Income Tax."

In addition, two gaming propositions (Propositions 68 and 70), the passage of which would have adversely affected the status of certain tribal gaming compacts negotiated or under negotiation by the Governor, were defeated. See "CURRENT STATE BUDGET--2004 Budget Act."

Release of LAO Report

On November 17, 2004, the State's Legislative Analyst's Office ("LAO") issued its report entitled "California's Fiscal Outlook--LAO Projections 2004-05 Through 2009-10" which provides the LAO's projections of General Fund revenues and expenditures for fiscal years 2004-05 through 2009-10 and the LAO's assessment of the outlook for California's economy, revenues and expenditures.

The LAO report projects an imbalance of about $6.7 billion between revenues and expenditures for the upcoming fiscal year 2005-06 budget (based on the assumptions made in the LAO report). The report notes that closing this gap will be helped by a carry-over balance and various limited-term solutions enacted in the 2004-05 budget, which will not be available in subsequent years. The report continues: "as a result, these solutions cannot be counted on to address the State's large and persistent ongoing structural budget shortfall. We project that this shortfall will reach nearly $10 billion in 2006-07 under current-law spending and revenue policies, absent corrective actions." The LAO further states that, given the size and persistence of this structural budget shortfall, even in the face of an expanding economy and strengthening revenues, "it is unlikely that California will be able to simply 'grow its way out of this shortfall.'" The LAO concludes, in part: "we believe it is critical that the Legislature act now to address the large underlying structural budget imbalance."

The LAO's report can be read in full by accessing the LAO's website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due. See the introduction to "STATE DEBT TABLES" for information as to indebtedness and other obligations incurred after November 1, 2004.

Capital Facilities Financing
     General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. See "STATE

FINANCES--State Expenditures." Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of November 1, 2004, the State had outstanding $46,700,477,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $33,042,521,000 of long-term general obligation bonds. This latter figure consists of $20,125,287,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $12,917,234,000 of other authorized but unissued general obligation bonds. These outstanding and authorized amounts include the economic recovery bonds. See "--Economic Recovery Bonds" below. See also the table "Authorized and Outstanding General Obligation Bonds" under "STATE DEBT TABLES."

General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State has issued $6,374,565,000 variable rate general obligation bonds (which includes the economic recovery bonds), representing 13.6 percent of the State's total outstanding general obligation bonds as of November 1, 2004.

Initiative measures to issue $3 billion in bonds (California Stem Cell Research and Cures Act) and to issue $750 million in bonds (Children's Hospital Projects Bond Act) were approved by the voters in the November 2004 election.

The Legislature has approved approximately $600 million of new bond authorization, the California Reading and Literacy Improvement and Public Library Construction and Renovation Bond Act of 2006, to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot. Additional bond proposals may also be added to the 2006 primary or general election ballots.

     Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of November 1, 2004, the finance committees had authorized the issuance of up to $20,125,287,000 of commercial paper notes and, as of that date, $597,844,000 aggregate principal amount of general obligation commercial paper notes were outstanding. See "STATE DEBT TABLES" for information on the current outstanding amount of commercial paper notes.

     Lease-Purchase Obligations

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of "indebtedness" within the meaning of the State Constitutional provisions that require voter approval. For purposes of this Appendix B and the tables under "STATE DEBT TABLES," "lease-purchase obligation" or "lease-purchase financing" means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. See "STATE FINANCES--Sources of Tax Revenue--Special Fund Revenues." The tables under "STATE DEBT TABLES" do not include equipment leases or leases which were not sold, directly or indirectly, to the public capital markets. The State had $7,178,037,629 General Fund-supported lease-purchase obligations outstanding as of November 1, 2004. The State Public Works Board, which is authorized to sell lease revenue bonds, had $4,078,129,000 authorized and unissued as of November 1, 2004. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

     Non-Recourse Debt

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $40,167,099,809 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2004, as further described in the table "State Agency Revenue Bonds and Conduit Financing" under "STATE DEBT TABLES."

Detailed information regarding the State's long-term debt appears in the section "STATE DEBT TABLES."

Pension Obligation Bonds

Pursuant to the California Pension Restructuring Bond Act of 2004, Government Code Section 16940, et seq. (the "Restructuring Bond Act"), the Pension Obligation Bond Committee (the "Committee") is authorized to issue bonds to fund the State's employer contributions to the California Public Employees' Retirement System ("CalPERS"), in any two future fiscal years. The Restructuring Bond Act limits the cumulative amount of bonds that may be issued to an amount calculated in relation to the anticipated reduction in the State's employer contributions to CalPERS resulting from changes in law, as such anticipated reduction is determined by the Director of Finance. The Restructuring Bond Act provides that debt service on any bonds issued pursuant to the Restructuring Bond Act will be payable from the General Fund.

Chapter 214, Statutes 2003-04, includes reforms to the State's pension benefits, which the Administration estimates will reduce pension costs by $2.9 billion over the next 20 years. See "STATE FINANCES--Pension Trusts" and "CURRENT STATE BUDGET--2004 Budget Act." The Administration anticipates that bonds will be issued pursuant to the Restructuring Bond Act on or before April 1, 2005, and that the proceeds of such bonds will be available to fund the April and June 2005 payments of the State's fiscal year 2004-05 employer contribution obligation to CalPERS.

Pursuant to the Restructuring Bond Act, the Committee authorized the issuance of bonds to pay a portion of the State's pension obligation for fiscal year 2004-05. The Committee has initiated a validation action seeking court determination that the bonds will not be in violation of the Constitutional debt limit because the proceeds of the bonds will be used to pay the State's employer contribution obligation to CalPERS, which is an "obligation imposed by law." See "LITIGATION--Matter Seeking Validation of Pension Obligation Bonds." In 2003 the Committee authorized the issuance of pension obligation bonds pursuant to the California Pension Obligation Financing Act, Government Code Section 16910, et seq. (the "Pension Bond Act"), to fund the State's fiscal year 2003-04 employer contribution obligation to CalPERS. The Committee initiated a validation action seeking a court determination that those bonds would not be in violation of the Constitutional debt limit because the State's 2003-04 fiscal year employer contribution obligation to CalPERS was an "obligation imposed by law." The trial court in that case rendered a decision which did not validate the bonds. The Committee appealed the trial court's decision. However, because the Pension Bond Act prohibited the issuance of bonds after June 30, 2004, the Committee's pending appeal was dismissed in June 2004. The decision of the trial court, which by its terms pertains to the bonds authorized by the Committee under the Pension Bond Act for the purpose of ding the State's 2003-04 fiscal year obligation to CalPERS, remains in effect.

Economic Recovery Bonds

The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. Fifty percent of each annual deposit, or up to $5 billion in the aggregate of future deposits in the reserve fund created by the Balanced Budget Amendment ("Proposition 58"), is to be used to repay the economic recovery bonds. In addition, as voter-approved general obligation bonds, the economic recovery bonds are secured by the State's full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

The State has issued $10.896 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.2 billion was applied to the 2002-03 fiscal year and approximately $2 billion will be applied to offset fiscal year 2004-05 General Fund expenditures). The State may issue the remainder of authorized economic recovery bonds in the current or future fiscal years. See "CURRENT STATE BUDGET--2004 Budget Act."

Tobacco Settlement Revenue Bonds

In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San
Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the "Tobacco Securitization Law"), which authorized the issuance of revenue bonds secured by the tobacco settlement revenues received by the State beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003.

A second sale of the remaining 43.43 percent of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003. Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

Cash Flow Borrowings

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("Notes" or "RANs") in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. See "STATE FINANCES--State Warrants." RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees' wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately. See "STATE FINANCES" below.

On June 18, 2003, the Controller issued $10.965 billion of 2003 Revenue Anticipation Warrants (the "2003 Warrants"), which matured and were paid in full on June 16, 2004. The State also issued $3 billion of RANs on October 28, 2003 (the "2003-04 RANs"), which matured and were paid in full on June 23, 2004. The most recent cash flow projections prepared by the Department of Finance anticipated the $6 billion of RANs issued on October 6, 2004, which are to mature on June 30, 2005.

The following table shows the amount of RANs and RAWs issued in the past five fiscal years and the current fiscal year.



                                     TABLE 1
 State of California Revenue Anticipation Notes and Warrants Issued
              Fiscal Years 1999-00 to 2004-05
                                      Principal
                                       Amount
Fiscal Year           Type           (Billions)     Date of Issue      Maturity Date
-----------   --------------------   ----------   ----------------   -----------------
1999-00       Notes Series A-B         $ 1.00     October 1, 1999    June 30, 2000
2000-01       No Notes issued
2001-02       Notes Series A-C           5.70     October 4, 2001    June 28, 2002
              RAWs Series A              1.50     June 24, 2002      October 25, 2002
              RAWs Series B              3.00     June 24, 2002      November 27, 2002
              RAWs Series C              3.00     June 24, 2002      January 30, 2003+
2002-03       Notes Series A and C       6.00     October 16, 2002   June 20, 2003
              Notes Series B and D       3.00     October 16, 2002   June 27, 2003
              Notes Series E - G         3.50     November 6, 2002   June 20, 2003
              RAWs Series A and B      10.965     June 18, 2003      June 16, 2004
2003-04       Notes                      3.00     October 28, 2003   June 23, 2004
2004-05       Notes Series A - D         6.00     October 6, 2004    June 30, 2005



----------

+    Called by the Controller and paid on November 27, 2002.

Source: State of California, Office of the Treasurer.

STATE FINANCES

The General Fund

The moneys of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. For additional financial data relating to the General Fund, see the financial statements incorporated in or attached to this APPENDIX B. See "FINANCIAL STATEMENTS." The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties

The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as "loans." The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

The legislation creating the SFEU (Government Code Section 16418) contains a continuous appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the State's "appropriations subject to limitation" for the fiscal year then ended and its "appropriations limit" as defined in Section 8 of Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the LAO and the Department of Finance. For a further description of Article XIII B, see "State Appropriations Limit." In certain circumstances, moneys in the SFEU may be used in connection with disaster relief.

For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

See Table 2 entitled "Internal Borrowable Resources (Cash Basis)" for information concerning the recent balances in the SFEU and projections of the balances for the current and upcoming fiscal years. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors, including re-estimates of revenues and expenditures, existing statutory requirements and additional legislation introduced and passed by the Legislature may impact the fiscal year-end balance in the SFEU.

Inter-Fund Borrowings

Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (the "PMIB," comprised of the State Director of Finance, the State Treasurer and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in special funds to the General Fund, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. When moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed ten percent of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary (Legal Basis) annual report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account.

As of October 31, 2004, $2.970 billion of outstanding loans from the SFEU and other internal sources were used to pay expenditures of the General Fund. See "STATE FINANCES--State Warrants" and "EXHIBIT I--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH JUNE 30, 2004 (UNAUDITED)" and "EXHIBIT 2-STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2004 THROUGH OCTOBER 31, 2004 (UNAUDITED)."

Any determination of whether a proposed borrowing from one of the special funds is permissible must be made with regard to the facts and circumstances existing at the time of the proposed borrowing. The Attorney General of the State has identified certain criteria relevant to such a determination. For instance, amounts in the special funds eligible for inter-fund borrowings are legally available to be transferred to the General Fund if a reasonable estimate of expected General Fund revenues, based upon legislation already enacted, indicates that such transfers can be paid from the General Fund promptly if needed by the special funds or within a short period of time if not needed. In determining whether this requirement has been met, the Attorney General has stated that consideration may be given to the fact that General Fund revenues are projected to exceed expenditures entitled to a higher priority than payment of internal transfers, i.e., expenditures for the support of the public school system and public institutions of higher education and the payment of debt service on general obligation bonds of the State.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual Budget Act. Since the General Fund may reborrow from the transportation accounts any time after the annual repayment is made, the proposition does not have any adverse impact on the State's cash flow.

In addition to temporary inter-fund borrowings described in this section, budgets enacted in the current and past fiscal years have included other transfers and long-term loans from special funds to the General Fund. In some cases, such loans and transfers have the effect of reducing internal borrowable resources.

The following chart shows internal borrowable resources available for temporary loans to the General Fund on June 30 of each of the fiscal years 2000-01 through 2003-04 and estimates, as of August 16, 2004, for fiscal year 2004-05. See also "EXHIBIT 1--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2003 THROUGH JUNE 30, 2004 (UNAUDITED)" and "EXHIBIT 2--STATE CONTROLLER'S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2004 THROUGH OCTOBER 31, 2004 (UNAUDITED)."

                                     TABLE 2
                          Internal Borrowable Resources
                                  (Cash Basis)
                                   (Millions)



                                                                     June 30
                                          ---------------------------------------------------------
                                             2001     2002/(a)/   2003/(b)/   2004/(c)/   2005/(d)/
                                          ---------   ---------   ---------   ---------   ---------
Available Internal Borrowable Resources   $12,342.4   $12,979.7   $10,401.5    $9,951.3    $7,827.9
Outstanding Loans
   From Special Fund for Economic               -0-     2,524.5         -0-         -0-       768.0
   Uncertainties
   From Special Funds and Accounts              -0-       423.5         -0-         -0-     2,565.7
   Total Outstanding Internal Loans             -0-     2,948.0         -0-         -0-     3,333.7
Unused Internal Borrowable Resources      $12,342.4   $10,031.7   $10,401.5    $9,951.3    $4,494.2



----------
/(a)/ At June 30, 2002, the State also had $7.5 billion of outstanding external borrowings in the form of revenue anticipation warrants.
/(b)/ At June 30, 2003, the State also had $10.965 billion of outstanding external borrowings in the form of revenue anticipation warrants.
/(c)/ Includes the receipt of $11.254 billion of economic recovery bond proceeds to the General Fund resulting from the issuance of three series of economic recovery bonds.
/(d)/ Department of Finance estimates as of August 16, 2004.

Source: State of California, Department of Finance. Information for the fiscal years ended June 30, 2001 through June 30, 2004, are actual figures. Figures for the fiscal years ending June 30, 2005 were estimated as of August 16, 2004 by the Department of Finance.

State Warrants

No money may be drawn from the State Treasury except upon a warrant duly issued by the State Controller. The State Controller is obligated to draw every warrant on the find out of which it is payable for the payment of money directed by State law to be paid out of the State Treasury; however, a warrant may not be drawn unless authorized by law and unless unexhausted specific appropriations provided by law are available to meet it. State law provides two methods for the State Controller to respond if the General Fund has insufficient "Unapplied Money" available to pay a warrant when it is drawn, referred to generally as "registered warrants" and "reimbursement warrants." "Unapplied Money" consists of money in the General Fund for which outstanding warrants have not already been drawn and which would remain in the General Fund if all outstanding warrants previously drawn and then due were paid subject to the prior application of such money to obligations of the State with a higher priority. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings." Unapplied Money may include moneys transferred to the General Fund from the SFEU and internal borrowings from State special funds (to the extent permitted by law). See "STATE FINANCES--The Special Fund for Economic Uncertainties" and "--Inter-Fund Borrowings."

     Registered Warrants

If a warrant is drawn on the General Fund for an amount in excess of the amount of Unapplied Money in the General Fund, after deducting from such Unapplied Money the amount, as estimated by the State Controller, required by law to be set apart for obligations having priority over obligations to which such warrant is applicable, the warrant must be registered by the State Treasurer on the reverse side as not paid because of the shortage of funds in the General Fund. The State Controller then delivers such a "registered warrant" to persons or entities (e.g., suppliers and local governments) otherwise entitled to receive payments from the State. A registered warrant bears interest at a rate designated by the PMIB up to a maximum of five percent per annum or at a higher rate if issued for an unpaid revenue anticipation note or in connection with some form of credit enhancement. Registered warrants may or may not have a fixed maturity date. Registered warrants that have no fixed maturity date, and registered warrants that bear a maturity date but, for lack of Unapplied Moneys, were not paid at maturity, are paid, together with all interest due, when the Controller, with the approval of the PMIB, determines payment will be made. The State Controller then notifies the State Treasurer, who publishes a notice that the registered warrants in question are payable. The duties of the Controller and the PMIB are ministerial in nature, and the Controller and the PMIB may not legally refuse to pay the principal of or interest on any registered warrants on any date Unapplied Moneys are available in the General Fund after all Priority Payments have been made on that date.

     Reimbursement Warrants

In lieu of issuing individual registered warrants to numerous creditors, State law provides an alternative procedure whereby the Governor, upon request of the Controller, may authorize utilizing the General Cash Revolving Fund in the State Treasury to borrow from other State special funds to meet payments authorized by law. The Controller may then issue "reimbursement warrants" in the financial market at competitive bid to reimburse the General Cash Revolving Fund, thereby increasing cash resources for the General Fund to cover required payments. The General Cash Revolving Fund exists solely to facilitate the issuance of reimbursement warrants. Reimbursement warrants may have a fixed maturity date.

The principal of and interest on reimbursement warrants must be paid by the Treasurer on their respective maturity dates from any Unapplied Money in the General Fund and available for such payment. In the event that Unapplied Money is not available for payment on the respective maturity dates of reimbursement warrants, and refunding warrants (see "--Refunding Warrants") have not been sold at such times as necessary to pay such reimbursement warrants, such reimbursement warrants will be paid, together with all interest due thereon (including interest accrued at the original interest rate after the maturity date), at such times as the Controller, with the approval of the PMIB, may determine.

The State issued reimbursement warrants on several occasions in order to meet its cash needs during the period 1992-1994, when State revenues were severely reduced because of an economic recession. Facing renewed economic pressures, the State issued reimbursement warrants in June 2002 and in June 2003. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Cash Flow Borrowings."

     Refunding Warrants

If there is not sufficient Unapplied Money in the General Fund to pay maturing reimbursement warrants, the Controller is authorized under State law, with the written approval of the Treasurer, to offer and sell a new issue of reimbursement warrants as refunding warrants to refund the prior, maturing reimbursement warrants. Proceeds of such refunding warrants must be used exclusively to repay the maturing warrants. In all other respects, refunding warrants have the same legal status and provisions as reimbursement warrants, as described above.

Sources of Tax Revenue

The following is a summary of the State's major revenue sources. Further information on State revenues is contained under "CURRENT STATE BUDGET" and "STATE FINANCES--Recent Tax Receipts." See Table 4 entitled "COMPARATIVE YIELD OF STATE TAXES--ALL FUNDS, 199900 THROUGH 2004-05" for a comparison, by amount received, of the sources of the State's tax revenue.

The 2004 Budget Act includes the effect of the following tax related proposals on the General Fund:

..    Tax amnesty program: Two-month personal income tax, corporation tax, and sales and use tax program for tax years prior to 2003 (an estimated $333 million, reflected as a prior year adjustment).

..    Vehicle, vessel, and aircraft use tax: Tax due if items used within one-year of use instate, with specified exceptions for vessel and aircraft repair. This provision will sunset July 1, 2006 (estimated revenues of $26 million in fiscal year 2004-05).

..    Teacher Tax Credit: Two-year suspension (estimated revenues of $210 million in fiscal year 2004-05).

..    Natural Heritage Preservation Tax Credit: Suspension for fiscal year
     2004-05 and extension of the sunset date to June 30, 2008 (estimated revenues of $10 million in fiscal year 2004-05).

     Personal Income Tax

The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the State Franchise Tax Board indicates that the top 1 percent of taxpayers paid 36.7 percent of the total personal income tax in tax year 2002.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxpayers with taxable income over $1 million. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7 percent and as little as 5.6 percent of General Fund revenues in the last ten years. See "CURRENT STATE BUDGET--Economic Assumptions."

     Sales Tax

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The breakdown of the base state and local sales tax rate of 7.25 percent in effect until July 1, 2004, was as follows:

..    5 percent is imposed as a State General Fund tax;
..    0.5 percent is dedicated to local governments for health and welfare program realignment (Local Revenue Fund);
..    0.5 percent is dedicated to local governments for public safety services
     (Local Public Safety Fund);

..    1.25 percent is a local tax imposed under the Uniform Local Sales and Use
     Tax Law. Of that amount, 0.25 percent is dedicated to county transportation purposes, and 1 percent is for city and county general-purpose use.

Effective July 1, 2004, the breakdown of the base state and local sales tax rate of 7.25 percent is as follows:

..    5 percent imposed as a State General Fund tax;
..    0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);
..    0.5 percent dedicated to local governments for public safety services
     (Local Public Safety Fund);
..    1.0 percent local tax imposed under the Uniform Local Sales and Use Tax
     Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use (See below for a discussion of a court action seeking to prohibit the State Board of Equalization from implementing a one-quarter cent reduction in the local government sales and use tax, which was enacted at the time of the authorization of the State economic recovery bonds);
..    0.25 percent deposited into the Fiscal Recovery Fund to repay the State's economic recovery bonds (the "Special Sales Tax").

Existing law provides that 0.25 percent of the basic 5.00 percent State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent sales and use tax rate) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The May Revision forecast estimated that the reserve level will be insufficient to trigger a reduction for calendar year 2005. See "CURRENT STATE BUDGET--Summary of State Revenues and Expenditures" for a projection of the fiscal year 2004-05 General Fund reserve.

Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all economic recovery bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all economic recovery bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.

Over three dozen cities filed a petition for writ of mandate in the Alameda County Superior Court (City of Cerritos et al. v. State Board of Equalization) seeking to prohibit the State Board of Equalization from implementing a one-quarter cent reduction in the amount of sales and use tax that may be collected by local governments. This reduction was approved by the Legislature as part of Chapter 2 of the Statutes of 2003, Fifth Extraordinary Session, which also enacted the California Economic Recovery Bond Act (approved by the electorate as Proposition 57) and a one-quarter cent increase in the State sales and use tax to secure the State's economic recovery bonds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds." Neither the petition filed by the cities nor the cities' briefs filed in this matter challenge the authorization for the issuance of the economic recovery bonds or the imposition of the temporary one-quarter cent increase in the State sales and use tax. A hearing on the petition was held May 14, 2004 and on June 3, 2004 the court issued an order denying the cities' petition. The cities have appealed the court's decision and the matter is now pending in the Court of Appeal (First Appellate District, Case No. A107208).

Senate Constitutional Amendment No. 4, approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions. See "STATE FINANCES--Local Governments."

Corporation Tax

Corporation tax revenues are derived from the following taxes:

1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5. Sub-Chapter S corporations are taxed at 1.5 percent of profits.

Taxpayers with net operating losses (i.e., an excess of allowable deductions over gross income) are allowed to carry forward those losses for tax purposes and deduct a portion in subsequent years. Chapter 488, Statutes of 2002 (AB
2065), suspends the use of any carryover losses for the 2002 and 2003 tax years, but allows taxpayers to deduct those losses beginning in the 2004 tax year and extends the expiration date for those losses by two years. That Chapter also increases the percent of a taxpayer's net operating loss ("NOL") that can be carried forward from 65 percent to 100 percent beginning January l, 2004, for NOLs generated after that date. About 85 percent of NOL is deducted from corporation taxes with the balance deducted from personal income tax.

On February 23, 2004, the U.S. Supreme Court denied the State Franchise Tax Board's appeal requesting review of the decision in Farmer Brothers Company v. Franchise Tax Board, a tax refund case which involved the deductibility of corporate dividends. The exact amount and timing of such refunds is yet to be determined, although potential revenue losses could total $400 million over several fiscal years through 2007-08 (some revenue gains are expected in fiscal years after that).

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

Estate Tax; Other Taxes

The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Reconciliation Act of 2001 phases out the federal estate tax by 2010. As part of this, the Act reduced the State pick-up tax by 25 percent in 2002, 50 percent in 2003, and 75 percent in 2004, and eliminates it beginning in 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State's estate tax, unless future federal legislation is enacted to make the provisions permanent. See Table 4 entitled "Comparative Yield of State Taxes-All Funds, 1999-00 Through 2004-05."

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

..    Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

..    Charges for special services to specific functions, including such items as business and professional license fees.

..    Rental royalties and other receipts designated for particular purposes
     (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for about 40 percent of all special fund revenues and transfers in fiscal year 2003-04. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2003-04, $7.7 billion was derived from the ownership or operation of motor vehicles. About $3.2 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners. For a discussion of proposed agreements to replace vehicle license fees with increased property tax revenues, see "STATE FINANCES--Local Governments--Vehicle License Fee."

Taxes on Tobacco Products

On November 8, 1988, voters approved Proposition 99, which imposed, as of January 1, 1989, a 25-cent per pack excise tax on cigarettes, and a new, equivalent excise tax on other tobacco products. The initiative requires that funds from this tax be allocated to anti-tobacco education and research, to indigent health services, and environmental and recreation programs.

Proposition 10, which was approved by the voters in 1998, increased the excise tax on cigarettes to 87 cents per pack effective January 1, 1999. At the same time, this proposition imposed a new excise tax on cigars, chewing tobacco, pipe tobacco, and snuff at a rate equivalent to the tax increase on cigarettes. In addition, the higher excise tax on cigarettes automatically triggered an additional increase in the tax on other tobacco products, with the proceeds going to the Cigarette and Tobacco Products Surtax Fund.

The State excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products are earmarked as follows:

1. Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on noncigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3. Ten cents of the per-pack tax is allocated to the State's General Fund.

4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

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Recent Tax Receipts

The following table shows the trend of major General Fund and total taxes per capita and per $100 of personal income for the past five years, and the current year.



                                     TABLE 3
                               RECENT TAX RECEIPTS

                                      Trend of State           Taxes per $100
                                   Taxes per Capita/(a)/     of Personal Income
                                 ------------------------   --------------------
  Fiscal Year                    General Fund     Total     General Fund   Total
  -----------                    ------------   ---------   ------------   -----
1999-00.......................     $2,095.53    $2,447.03       $7.01      $8.18
2000-01.......................      2,219.26     2,585.25        6.85       7.99
2001-02.......................      1,802.22     2,106.63        5.52       6.45
2002-03.......................      1,836.25     2,134.58        5.62       6.53
2003-04/(b)/..................      1,948.19     2,258.90        5.84       6.77
2004-05/(b)/..................      2,045.75     2,370.64        5.90       6.83



----------
/(a)/ Data reflect population figures based on the 2000 Census.

/(b)/ Estimated.

Source: State of California, Department of Finance.

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The following table gives the actual and estimated revenues by major source for the last five years and the current year. This table shows taxes that provide revenue both to the General Fund and State special funds.

                                     TABLE 4
                   COMPARATIVE YIELD OF STATE TAXES--ALL FUNDS
                             1999-00 THROUGH 2004-05
                            (Modified Accrual Basis)
                                   (Thousands)



   Year                                                                 Inheritance,
  Ending        Sales and        Personal                                  Estate
 June 30         Use/(a)/         Income     Corporation     Tobacco      and Gift
---------   ----------------   -----------   -----------   ----------   ------------
2000        $25,525,788/(e)/   $39,578,237    $6,638,898   $1,216,651     $928,146
2001         26,616,073/(e)/    44,618,532     6,899,322    1,150,869      934,709
2002         26,004,521/(e)/    33,051,107     5,333,030    1,102,806      890,627
2003         27,177,756/(e)/    32,713,830     6,803,583    1,055,505      647,372
2004/(d)/    26,289,755/(f)/    36,000,000     7,280,000    1,055,100      400,000
2005/(d)/    29,118,223/(f)/    38,974,000     7,572,500    1,035,000      135,400

   Year                                           Motor        Motor
  Ending                 Alcoholic    Horse      Vehicle      Vehicle
 June 30     Insurance   Beverages    Racing    Fuel/(b)/    Fees/(c)/
---------   ----------   ---------   -------   ----------   ----------
2000        $1,299,777    $282,166   $44,130   $3,069,694   $5,263,245
2001         1,496,556     288,450    42,360    3,142,142    5,286,542
2002         1,595,846     292,627    42,247    3,295,903    3,836,795
2003         1,879,784     290,564    40,509    3,202,512    3,965,410
2004/(d)/    2,090,000     300,800    42,245    3,300,369    4,318,151
2005/(d)/    2,195,000     302,000    42,457    3,322,018    3,589,397



----------
/(a)/ Numbers include local tax revenue from the 0.5 percent rate increase dedicated to local governments for the State-local health and welfare program realignment program. The 0.5 percent rate is equivalent to about $2.3 billion to $2.5 billion per year. The figures also reflect a statutory
     0.25 percent reduction which occurred only during calendar year 2001.

/(b)/ Motor vehicle fuel tax (gasoline), use fuel tax (diesel and other fuels), and jet fuel.

/(c)/ Registration and weight fees, motor vehicle license fees and other fees.
     Vehicle license fee values reflect a 35 percent reduction of two percent of a vehicle's depreciation value from the 1998 rate of 2 percent for 2000 and the first half of 2001; a 67.5 percent reduction from such rate for the second half of 2001 and thereafter.

/(d)/ Estimated as of July 31, 2004.

/(e)/ The figures do not include voter approved local revenue, the 1.0 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue. They do include the 0.50 percent Local Public Safety Fund revenue.

/(f)/ Unlike the figures for fiscal years ending June 30, 2000, through June 30, 2003, these estimated figures do not include the 0.50 percent Local Public Safety Fund revenue. These estimated figures also do not include voter approved local revenue, the 1.0 percent local city and county operations revenue (Bradley-Burns), or the 0.25 percent county transportation funds revenue. Estimate for fiscal year 2004-05 includes $1.136 billion for a temporary one-quarter cent tax increase to be deposited in the Fiscal Recovery Fund and used for repayment of the economic recovery bonds. See "Sources of Tax Revenue--Sales Tax."

NOTE: This table shows taxes which provide revenue both to the General Fund and State special funds. Also, some revenue sources are dedicated to local governments. This accounts for differences between the information in this table and Table 12.

Source: Fiscal years 1999-00 through 2002-03: State of California, Office of the
     State Controller. Fiscal years 2003-04 and 2004-05: State of California, Department of Finance.

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State Expenditures

The following table summarizes the major categories of State expenditures, including both General Fund and special fund programs.

                                     TABLE 5
                             GOVERNMENTAL COST FUNDS
                                (Budgetary Basis)
               Schedule of Expenditures by Function and Character
                         Fiscal Years 1998-99 to 2002-03
                                   (Thousands)



                                                    1998-99       1999-00       2000-01       2001-02       2002-03
                                                  -----------   -----------   -----------   -----------   -----------
Function
Legislative, Judicial, Executive
   Legislative.................................   $   219,814   $   232,323   $   262,370   $   265,312   $   276,462
   Judicial/(a)/...............................     1,346,131     1,372,681     1,478,710     1,633,518     2,524,446
   Executive...................................       958,189     1,241,219     1,352,128     1,371,891     1,283,297
State and Consumer Services....................       829,745       856,096       950,192     1,100,942       955,054
Business, Transportation and Housing
   Business and Housing........................       136,893       156,499       601,053       240,237       184,573
   Transportation .............................     4,462,905     5,549,520     4,417,139     6,052,926     3,712,133
Technology, Trade and Commerce.................       130,796       488,489       140,833        81,832        50,335
Resources .....................................     1,695,323     1,858,844     3,349,003     2,284,269     1,993,957
Environmental Protection.......................       600,060       689,678       869,539       993,144       762,052
Health and Human Services......................    19,616,132    21,806,291    24,204,531    26,563,743    27,420,865
Correctional Programs .........................     4,191,474     4,412,542     4,952,927     5,242,369     5,614,849
Education
   Education-K through 12......................    22,783,975    26,356,838    28,720,596    28,078,228    27,611,356
   Higher Education............................     7,838,117     8,553,343     9,655,954     9,945,193     9,951,749
Labor and Workforce Development/(b)/...........           N/A           N/A           N/A           N/A       250,616
General Government
   General Administration .....................       859,703       982,923     1,294,587      2175,564     1,830,280
   Debt Service................................     1,988,176     2,072,960     2,270,649     2,432,942     2,067,815
   Tax Relief .................................       450,213     1,840,129     4,655,826     3,028,703     4,446,940
   Shared Revenues.............................     4,151,197     3,677,687     4,385,429     5,528,996     2,784,970
   Brown vs. US Dept. of Health and Human
      Services ................................            --            --            --        96,000            --
   Other Statewide Expenditures ...............       891,070       580,307       635,475       476,170       526,863
Expenditure Adjustment for Encumbrances/(c)/...      (461,310)     (629,506)   (1,943,209)     (691,856)    2,365,729
Credits for Overhead Services by General
   Fund .......................................      (144,001)     (170,594)     (197,343)     (251,575)     (288,871)
Statewide Indirect Cost Recoveries.............       (32,791)      (37,423)      (36,610)      (47,862)      (50,313)
                                                  -----------   -----------   -----------   -----------   -----------
   Total ......................................   $72,501,771   $81,891,846   $92,019,780   $96,910,686   $96,275,156
                                                  ===========   ===========   ===========   ===========   ===========
Character
   State Operations............................   $21,092,849   $22,864,874   $24,850,286   $27,994,343   $26,241,065
   Local Assistance ...........................    50,734,442     5,806,828    66,087,018    67,993,721    69,043,191
   Capital Outlay..............................       674,480       657,144     1,082,476       922,622       990,900
                                                  -----------   -----------   -----------   -----------   -----------
      Total ...................................   $72,501,771   $81,891,846   $92,019,780   $96,910,686   $96,275,156
                                                  ===========   ===========   ===========   ===========   ===========



----------

/(a)/ Included in this amount are the expenditures of the Trial Court Trust
     Fund. As of July 1 2002, the Trial Court Trust Fund was reclassified to a Governmental Cost Fund from a Non-Governmental Cost Fund.

/(b)/ Legislation was enacted effective January 1, 2003 which created a new agency function called the Labor and Workforce Development. The following agencies were transferred from General Government to this new function: the Employment Development Department, tile California Workforce Investment Board, the Agricultural Labor Relations Board, and the Department of Industrial Relations.

/(c)/ Expenditures for the State Highway Account (Fund 0042) and the Traffic
     Congestion Relief Fund (Fund 3007) are reported on a modified cash basis. This method of accounting eliminated all of the continuing appropriations in these two funds.

Source: State of California, Office of the State Controller.

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of fiends which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

The following table shows the Appropriations Limit for fiscal years 2000-01 through 2004-05.

As of the release of the 2004 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be 513.698 billion and 510.569 billion under the Appropriations Limit in fiscal years 2003-04 and 2004-05, respectively.

                                     TABLE 6
                           STATE APPROPRIATIONS LIMIT
                                   (Millions)



                                                       Fiscal Years
                                  -----------------------------------------------------
                                   2000-01    2001-02    2002-03    2003-04     2004-05
                                  --------   --------   --------   --------    --------
State Appropriations Limit        $ 54,073   $ 59,318   $ 59,591   $ 61,702    $ 64,588*
Appropriations Subject to Limit    (51,648)   (42,240)   (45,832)   (48,004)*   (54,019)*
Amount (Over)/Under Limit         $  2,425   $ 17,078   $ 13,759   $ 13,698*   $ 10,569*



----------
*    Estimated/Projected.

Source: State of California, Department of Finance.

Proposition 98

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which replaces Test 1 and Test 2 in any year the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a "credit" (called the "maintenance factor") to schools and the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 98 implementing legislation adopted prior to the end of the 1988-89 fiscal year determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, this funding guarantee has been adjusted to approximately 39 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal year 2004-05. See "STATE FINANCES--State Appropriations Limit."

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

The 2004 Budget Act reflects General Fund Proposition 98 expenditures in fiscal years 2002-03 through 2004-05 as outlined in the table below. This represents Proposition 98 K-12 spending per pupil of 6.2 percent above the fiscal year 2002-03 level in both fiscal years 2003-04 and 2004-05. The 2004 Budget Act includes full funding for statutory growth and COLA adjustments, and also reflects the deferral of Proposition 98 expenditures of $2.158 billion from fiscal year 2002-03 to fiscal year 2003-04, $1.297 billion from fiscal year 2003-04 to fiscal year 2004-05 and $1.283 billion from fiscal year 2004-05 to fiscal year 2005-06. Appropriations for fiscal year 2003-04 include $188 million implementing the settlement agreement in the Williams litigation. The 2004 Budget Act assumes that any funding for the settlement of the Williams litigation for fiscal year 2004-05 will be accommodated within the existing Proposition 98 guarantee. See "LITIGATION--Actions Seeking Program Modifications."

                                     TABLE 7
                             Proposition 98 Funding
                                   (Millions)



                                                                                          Change
                                      2002-03              2003-04        2004-05    Revised 2003-04
                                ------------------   ------------------   -------   -----------------
                                Enacted   Revised    Enacted    Revised   Enacted    Amount   Percent
                                -------   -------    -------    -------   -------   -------   -------
K-12 Proposition 98
State General Fund ..........   $28,647   $ 26,156   $27,630   $ 28,044   $30,873   $ 2,829    10.10%
Local property tax revenue ..    12,912     12,812    13,625     13,666    11,214    (2,452)  (17.90)
                                -------   --------   -------   --------   -------   -------   ------
   Subtotals/(a)/ ...........   $41,559   $ 38,968   $41,255   $ 41,710   $42,087   $   377     0.90%

Other Proposition 98
State General Fund ..........   $ 2,913     52,736   $ 2,353   $  2,368   $ 3,130   $   762    32.20%
Local property tax revenue ..     2,008      1,991     2,105      2,123     1,772      (351)  (16.50)
                                -------   --------   -------   --------   -------   -------   ------
   Subtotals/(a)/ ...........   $ 4,921   $  4,727   $ 4,458   $  4,491    54,902   $   411     9.25%

Total Proposition 98
State General Fund ..........   $31,560    528,892   $29,983    530,412   $34,003   $ 3,591    11.80%
Local property tax revenue ..    14,920     14,803    15,730     15,789    12,986    (2,803)  (17.80)
                                -------   --------   -------   --------   -------   -------   ------
   Totals/(a)/ ..............   $46,480   $ 43,695   $45,713   $ 46,201   $46,989   $   788     1.70%



----------
/(a)/ Totals may not add due to rounding.

Source: State of California, Department of Finance

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor's concurrence, to suspend the K-14 schools' minimum funding guarantee for a one-year period. Restoration of the Proposition 98 funding level to the level that would have been required in the absence of such a suspension occurs over future fiscal years according to a specified State Constitutional formula.

Legislation related to the 2004 Budget Act suspends the Proposition 98 minimum guarantee by $2.004 billion. This amount is added to the existing maintenance factor (defined above), for a total estimated maintenance factor of $3.625 billion at the end of fiscal year 2004-05. Tills cumulative maintenance factor is required to be restored to the Proposition 98 budget in future years as explained above. Assuming a continued moderate economic growth scenario, the Administration projects that $1 .6 billion of the total maintenance factor could be restored in the next three to five fiscal years. The remaining $2 billion maintenance factor would be restored over another three to five fiscal years. Therefore, rebasing the minimum funding guarantee provides ongoing General Fund savings over several fiscal years until the maintenance factor is fully repaid.

Appropriations for fiscal years 2002-03, 2003-04 and 2004-05 are currently estimated to be $486.7 million, $481.1 million and $301.6 million, respectively, below the amounts required by Proposition 98 because of increases in State tax revenues above previous estimates. The fiscal year 2004-05 amount is reflected in General Fund balances as a reserve for Proposition 98. As the factors used to determine this amount for fiscal year 2004-05 are not yet fixed, this amount may change and will be re-estimated in the fiscal year 2005-06 Governor's Budget and May Revision. The Administration also may propose additional appropriations to meet this obligation during the 2004-05 fiscal year. Legislation enacted in August 2004 will annually appropriate $150 million per year, beginning in fiscal year 2006-07, to repay any prior year Proposition 98 obligations, including $250.8 million owed from the 1995-96 and 1996-97 fiscal years, until these obligations are fully repaid.

Local Governments

The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services.

The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution ("Proposition 13"), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make rip some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties. See "STATE FINANCES--Sources of Tax Revenue--Sales Tax" for a discussion of the impact of the economic recovery bond issuances on local sales taxes.

The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) will dramatically change the State-local fiscal relationship. These constitutional and statutory changes implement an agreement negotiated between the Governor and local government officials (the "State-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change will be replaced by an increase in the amount of property tax they receive. Under the State-local agreement and implementing legislation, for fiscal years 2004-05 and 2005-06 only, the replacement property taxes that cities and counties receive will be reduced by $700 million. In future years, local governments will receive the full value of the VLF revenue, as described under "--Vehicle License Fee" below. Also for these two fiscal years, redevelopment agencies will be required to shift $250 million, and special districts to shift $350 million, in property tax revenues they would otherwise receive to schools.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters as Proposition IA at the November 2004 election. Senate Constitutional Amendment No. 4 amends the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Senate Constitutional Amendment No 4 expands the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights. See "THE BUDGET PROCESS--Constraints on the Budget Process--Additional Constraints on the Budget Process."

     Vehicle License Fee

Vehicle license fees are assessed in the amount of two percent of a vehicle's depreciated market value for the privilege of operating a vehicle on California's public highways. A program to offset (or reduce) a portion of the VLF paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25 percent of the VLF paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5 percent of two percent (resulting in the current effective rate of 0.65 percent). This level of offset was estimated to provide tax relief of $3.95 billion in fiscal year 2003-04.

In connection with the offset of the VLF, the Legislature authorized appropriations from the State General Fund to "backfill" the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully "backfill" the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments would not be disadvantaged. In June 2003, the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, VLF paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received "backfill" payments totaling $3.80 billion in fiscal year 2002-03 and an estimated $2.65 billion in fiscal year 2003-04. In addition, the State-local agreement also provides for the repayment in August 2006 of approximately $1.2 billion that was not received by local governments during the time period between the suspension of the offsets and the implementation of higher fees.

Beginning in fiscal year 2004-05, the State-local agreement will permanently reduce the VLF rate to 0.65 percent and eliminate the General Fund offset program. The State Constitution, amended by the voter approval of Senate Constitutional Amendment No. 4 in the November 2004 election, codifies the obligation of the State to provide replacement revenues to local governments for revenues lost as a result of the decrease in VLF rate below the current level of
0.65 percent of the market value of the vehicle.

In an unpublished decision issued in September 2003, the Court of Appeal (County of San Diego v. Commission on State Mandates et al., D039471; petition for review denied by the California Supreme Court, in December, 2003) ruled in favor of the County of San Diego on certain claims related to the medically indigent adult program. See "LITIGATION--Local Government Mandate Claims and Actions." The decision triggered the automatic reduction in VLF payments to local governments, by making the statutory depreciation schedule, enacted as part of the 1991 program realignment between State and local governments, inoperative as of March 1, 2004. In response to this reduction, the Department of Motor Vehicles ("DMV") adopted emergency regulations to offset this reduction in revenues. Subsequently, legislation was approved to reinstate the authority to transfer VLF revenues to the counties. The reinstatement is made permanent by amendments to certain provisions of the State Constitution as a result of the voter approval of Senate Constitutional Amendment No. 4 in the November 2004 election.

     Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State's trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State's trial court system will receive approximately S1.8billion and S1.7billion in State resources in fiscal years 2003-04 and 2004-05, respectively, and 5475 million in resources from the counties in each fiscal year.

     Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see "Welfare Reform"). Under the CalWORKs (defined below) program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, with costs for administrative and supportive services gapped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

Welfare Reform

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the "Law") fundamentally reformed the nation's welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children ("AFDC"), an entitlement program, to Temporary Assistance for Needy Families ("TANF"), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The block grant formula under the Law is operative through March 31, 2005.

Chapter 270, Statutes of 1997, embodies California's response to the federal welfare reforms. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids ("CalWORKs") replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

Caseload under CalWORKs is continuing to flatten after many consecutive years of decline. The revised CalWORKs caseload projections are 474,000 cases in fiscal year 2003-04 and 473,000 cases in fiscal year 2004-05. This represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs' inception in January 1998, caseload has declined by nearly 35 percent, and the number of working recipients has increased from less than 20 percent in 1996 to nearly 50 percent in 2002.

California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort ("MOE") requirement in fiscal years 2003-04 and 2004-05. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts, the 2004 Budget Act eliminates TANF funding for county juvenile probation services, decreases State funding for tribal TANF programs and delays the 2004-05 Ca1WORKs cost-of-living adjustment for three months.

The 2004 Budget Act includes an augmentation of $191.9 million in fiscal year 2003-04 and $241.9 million in fiscal year 2004-05 for employment services to enable recipients to move off of aid and into sustainable employment. The 2004 Budget Act includes total CalWORKs-related expenditures of $6.9 billion for fiscal year 2003-04 and $6.7 billion for fiscal year 2004-05, including child care transfer amounts for the Department of Education and the State's general TANF reserve. The 2004 Budget Act includes a TAN F reserve of $171.1 million, which is available for unanticipated needs in any program for which TANF Block Grant fiends are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. This reserve may be needed for such pressures as litigation or the cost of increased participation rate requirements that have been proposed at the federal level with the reauthorization of the TANF program.

Authorization for the TANF program currently ends March 31, 2005 (having been extended several times from its original September 30, 2002 expiration date). For the TANF program to continue, the U.S. Congress must pass, and the President must sign, legislation reauthorizing the program prior to that date. While Congress and the President will consider several key policy changes, federal reauthorization legislation introduced to date would significantly increase the work participation rate requirements. One proposal would increase work participation rate requirements by 5 percent annually from the current statutory rate of 50 percent to 70 percent in federal fiscal year 2008. The State would need to make substantial investments in child care and employment services in order to meet the increased work participation rate requirements if this proposal was adopted. Failure to meet these increased requirements could result in significant federal penalties.

Pension Trusts

The assets and liabilities of the three principal retirement systems in which the State participates, CalPERS, the California State Teachers' Retirement System ("CalSTRS") and the University of California Retirement System ("UCRS"), are included in the financial statements of the State as fiduciary funds and described in Note 20 to the Audited Annual Financial Statements of the State of California for the year ended June 30, 2003 (the "Audited

Financial Statements"), incorporated by reference in or attached to this APPENDIX B. See "FINANCIAL STATEMENTS."

The three largest defined benefit retirement plans contained in the retirement systems and the excess of the actuarial value of assets over the actuarial accrued liability or unfunded actuarial accrued liability of those plans at June 30, 2003 was reported to be as follows:

                                     TABLE 8
                   ACTUARIAL VALUE OF STATE RETIREMENT SYSTEMS




                                                   Excess of Actuarial Value of Assets Over Actuarial
                                                                   Accrued Liabilities

                  Name of Plan                           (Unfunded Actuarial Accrued Liability)
------------------------------------------------   --------------------------------------------------
Public Employees' Retirement Fund (Ca1PERS)/(1)/                    $(11.935) billion
State Teachers' Retirement Fund Defined Benefit
   Program (CalSTRS)                                                (23.110) billion
University of California Retirement Plan                              8.474 billion



----------
/(1)/  Excludes the value of the local government plans of the system.

According to CalSTRS, its investment portfolio market value as of July 31, 2004, was approximately $116,177,000,000, compared to $100,893,000,000 as of July 31,
2003. The CalPERS reports that its investment portfolio market value as of July 31, 2004, was approximately $166,300,000,000 compared to $144,800,000,000 as of
July 31, 2003.

The State's contribution to the Ca1PERS and the UC Retirement System is actuarially determined each year, while the State's contribution to the CalSTRS Defined Benefit Program is established by statute. This is currently 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The State must also contribute 2.5 percent of teacher payroll to the Supplemental Benefits Maintenance Account, which is a purchasing power protection reserve. CalSTRS has recently announced that due to an unfunded liability associated with the 1990 benefit structure, the State will be required to pay an additional 0.524 percent ($94 million from the General Fund); however the State is still evaluating the validity of this assertion. The following table shows the State's contributions to CalPERS for fiscal years 1997-98 through 2003-04 and its estimated contribution for 2004-05:

                                     TABLE 9
                          STATE CONTRIBUTION TO CALPERS
                         Fiscal Years 1997-98 to 2004-05



                          1997-98   $1,223,000,000
                          1998-99      766,100,000
                          1999-00      463,600,000
                          2000-01      156,700,000
                          2001-02      677,200,000
                          2002-03    1,190,000,000
                          2003-04    2,213,000,000
                          2004-05    2,547,000,000/(1)/



----------
/(1)/  Estimated

Due to past investment losses and increased retirement benefits, the State contribution to CalPERS has increased from $156.7 million in fiscal year 2000-01 to an estimated $2.547 billion in fiscal year 2004-05.

The 2004 Budget Act includes a pension reform package to reduce the State's future costs of pension contributions. The pension reform would require that all new miscellaneous and industrial employees contribute 5 percent of their salaries into a 401 (a) account for their first two years of service to the State. The State would not contribute to CalPERS on behalf of those employees for the first two years. At the completion of the two years, the employees would automatically begin paying into CalPERS instead of the 401(a) account and the State would begin making normal contributions on the employees' behalf. At the end of forty-eight months, the new employees will be given a choice of withdrawing their accumulated 5 percent contributions, rolling their contributions into a deferred compensation program, or purchasing their accrued service with CalPERS. The 2004 Budget Act also assumes the issuance of $929 million of pension obligation bonds to cover a portion of the State's retirement obligations for fiscal year 2004-05. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds." Details concerning the three largest plans and information concerning the other plans contained in the retirement systems are included in Note 20 to the Audited Financial Statements. See "FINANCIAL STATEMENTS."

Repayment of Energy Loans

The Department of Water Resources of the State ("DWR") borrowed $6.1 billion from the General Fund of the State for DWR's power supply program between January and June 2001. DWR issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

The cost of the loans from the General Fund and the banks and commercial lenders that financed DWR's power supply program costs during 2001 exceeded DWR's revenues from the sale of electricity. Since that time, the power supply program has become self-supporting, and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the three major investor-owned electric utilities (the "IOUs") resumed responsibility for obtaining electricity for their customers.

The general purpose of the power supply program has been to provide to customers of the IOUs the portion of their power not provided by the IOUs. The primary source of money to pay debt service on the DWR revenue bonds is revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State and do not directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

Unemployment Insurance Fund

In fiscal year 2003-04, the State paid $6.715 billion in unemployment benefits from the Unemployment Insurance ("UI") Fund (which is not part of the General
Fund). In fiscal year 2004-05, the State estimates it will pay $6.179 billion in benefits from the UI Fund. In calendar year 2004, the Employment Development Department ("EDD") obtained a cash flow loan from the United States Department of Labor to pay the unemployment benefits. The 2004 Budget Act contains provisional language authorizing up to $2.5 million in interest payments from the EDD Contingent Fund towards the repayment of the loan. However, because this loan was repaid prior to September 30, 2004, no interest is expected to be incurred in fiscal year 2004-05. Increased UI tax receipts and declining unemployment benefit claims have eliminated the need for additional borrowing in calendar year 2004, though the potential for calendar year 2005 borrowing remains. At this time, there is no estimate as to the projected deficit for the UI Fund in calendar year 2005.

Investment of Funds

Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account ("PMIA"). As of October 31, 2004, the PMIA held approximately $32.8 billion of State moneys, and $19.1 billion invested for about 2,732 local governmental entities through the Local Agency Investment Fund ("LAIF"). The assets of the PMIA as of October 31, 2004, are shown in the following table:



                                    TABLE 10
           Analysis of the Pooled Money Investment Account Portfolio*



                                                             Amount     Percent
                     Type of Security                     (Thousands)   of Total
-------------------------------------------------------   -----------   --------
U.S. Treasury                                             $ 7,361,775     14.2%
Commercial Paper                                            8,721,710     16.8
Certificates of Deposits                                    9,600,043     18.5

Corporate Bonds                                             1,657,360      3.2
Federal Agency                                             13,180,385     25.4
Bankers Acceptances                                                --      0.0
Bank Notes                                                    649,991      1.3
Loans Per Government Code                                   4,444,252      8.6
Time Deposits                                               6,291,795     12.1
Repurchases                                                        --      0.0
Reverse Repurchases                                                --      0.0
                                                          -----------    -----
                                                          $51,907,311    100.0%
                                                          ===========    =====



----------
*    Totals may differ due to rounding.

Source: State of California, Office of the Treasurer.

The State's treasury operations are managed in compliance with the California Government Code and according to a statement of investment policy which sets forth permitted investment vehicles, liquidity parameters and maximum maturity of investments. The PMIA operates with the oversight of the PMIB. The LAIF portion of the PMIA operates with the oversight of the Local Agency Investment Advisory Board (consisting of the State Treasurer and four other appointed members).

The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10 percent of the PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity of the reinvestment.

The average life of the investment portfolio of the PMIA as of October 31, 2004 was 189 days.

THE BUDGET PROCESS

General

The State's fiscal year begins on July 1 and ends on June 30 of the following year. The State's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58") and as described below, beginning with fiscal year 2004-05, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill.

Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. See "THE BUDGET PROCESS--Constraints on the Budget Process" below. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges ("K-14 education") only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

Constraints on the Budget Process
     Proposition 58 (Balanced Budget Amendment)

Proposition 58 requires the State to enact a balanced budget, establish a special reserve in the General Fund and restricts future borrowing to cover budget deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for midyear adjustments in the event that the budget falls out of balance. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the budget fiscal emergency within 45 days, the Legislature would be prohibited from (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the Budget Stabilization Account) be established in the State's General Fund. Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues would be transferred by the Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5 percent target. The annual transfers could be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year.

Proposition 58 will also prohibit certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

     Additional Constraints on the Budget Process

Over the years, a number of laws and constitutional amendments have been enacted, often from voter initiatives, which have made it more difficult to raise State taxes, have restricted the use of State General Fund or special fund revenues, or have otherwise limited the Legislature and Governor's discretion in enacting budgets. Proposition 58 is the most recent example. Prior examples of provisions that make it more difficult to raise taxes include Proposition 13, which, among other provisions, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be enacted by a two-thirds vote in each house of the Legislature. Prior examples of provisions restricting the use of General Fund revenue are Proposition 98, which mandates a minimum percentage of General Fund revenues to be spent on local education, and Proposition 10, which raised taxes on tobacco products but mandated how the additional revenues would be expended. See "STATE FINANCES--Proposition 98" and "--Sources of Tax Revenue-Taxes on Tobacco Products."

An initiative statute, Proposition 49, called the "After School Education and Safety Program of 2002," was approved by the voters on November 5, 2002, and will require the State to expand funding for before and after school programs in the State's public elementary and middle schools. In the first year after fiscal year 2003-04 that non-

Proposition 98 General Fund appropriations exceed the base year level by $1.5 billion, the initiative will require the State to appropriate up to $550 million annually, depending on the amount of appropriations above the trigger level. The initiative defines the base year level as the fiscal year during the period July 1, 2000, through June 30, 2004, for which the State's NonProposition 98 General Fund appropriations are the highest as compared to any other fiscal year during that period. Using data from July 2004, the 2000-01 fiscal year is the base year. Based upon expected non-Proposition 98 General Fund appropriations as of July 2004, the initiative is unlikely to require implementation of the funding increase for before and after school programs until fiscal year 2008-09. The 2004 Budget Act includes approximately $121.6 million for these after school programs in fiscal year 2004-05, $428.4 million below the amount which the initiative would require if the full funding increase were triggered.

As described under "STATE FINANCES--Local Governments" above, Senate Constitutional Amendment No. 4, approved by the voters in the November 2004 election, amends the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Senate Constitutional Amendment No. 4 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Senate Constitutional Amendment No 4 expands the definition of what constitutes a mandate on local governments to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Senate Constitutional Amendment No. 4 do not apply to schools or community colleges or to mandates relating to employee rights.

On November 2, 2004 the voters approved Proposition 63, which imposes a I percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. In addition, Proposition 63 prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04.

PRIOR FISCAL YEARS' BUDGETS

Following a severe recession in the early 1990s, the State's financial condition improved markedly starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make tip shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

2001 Budget Act

The 2001 Budget Act (for fiscal year 2001-02) was signed by Governor Davis on July 26, 2001. The spending plan for fiscal year 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the DWR for power purchases would be repaid with interest. See "STATE FINANCES--Repayment of Energy Loans."

The final estimate of fiscal year 2001-02 revenues and expenditures showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals totaling $2.3 billion for the 2001-02 fiscal year in January 2002, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.

2002 Budget Act

The 2002-03 Governor's Budget, released on January 10, 2002 (the "2002-03 Governor's Budget") projected a combined budget gap for fiscal years 2001-02 and 2002-03 of approximately $12.5 billion due, in part, to a decline in General Fund revenues attributable to the national economic recession combined with the stock market decline. Personal income tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. The May Revision to the 2002-03 Governor's Budget projected further deterioration in revenues and additional costs, increasing the two year budget gap to $23.6 billion.

The 2002 Budget Act was signed by Governor Davis on September 5, 2002, The 2002 Budget Act addressed the $23.6 billion gap between expenditures and resources through a combination of program reductions, inter-fund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

In late November 2002, Governor Davis directed State agencies to take immediate action to reduce any non-critical or non-essential activities by not filling any vacant positions; to cancel, postpone or amend contracts, grants, purchase orders and similar commitments; to eliminate additional nonessential vacant positions; to delay construction or signing of new leases for space; to cancel or postpone non-essential trips; and to generate new proposals for current year program reductions. In the spring of 2003, the Legislature passed budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers ($5.1 billion for fiscal year 2002-03 and $5.3 billion for fiscal year 2003-04). The largest part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding.

2003 Budget Act

The 2003-04 Governor's Budget, released on January 10, 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues. The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in fiscal year 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in fiscal years 2002-03 and 2003-04 respectively. The 2003-04 Governor's Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

The May Revision to the 2003-04 Governor's Budget (the "May Revision") reduced the revenue estimate for fiscal year 2002-03 to $70.8 billion from the 2003-04 Governor's Budget estimate of $73.1 billion, primarily from the loss of $2 billion of revenues due to the delay of the second sale of tobacco securitization bonds. The May Revision estimated that the cumulative budget shortfall for fiscal years 2002-03 and 2003-04 had increased from $34.6 billion to $38.2 billion.

The 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in fiscal year 2002-03 to $73.3 billion in fiscal year 2003-04. The revenue projections incorporated a 4 percent increase in State tax revenues (as projected by the LAO'S office in August of 2003).

The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of the economic recovery bonds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds."

The 2004-05 Governor's Budget's projection for fiscal year 2003-04, released on January 9, 2004, projected $1.274 billion of additional revenues, $3.879 billion of additional expenditures and $205 million additional prior year adjustments as compared to the 2003 Budget Act. After accounting for a $473 million reduction in other reserves, the June 30, 2004 General Fund reserve was projected to be $290 million, down approximately $1.9 billion from the 2003 Budget Act. The 2004-05 Governor's Budget assumed the implementation of certain mid-year spending reductions.

On May 13, 2004, the Governor released the May Revision to the 2004-05 Governor's Budget, which provided updated revenue and economic forecasts and revised budget proposals. The May Revision projected a $1.88 billion reserve as of June 30, 2004, representing a $1.597 billion increase compared to the 2004-05 Governor's Budget.

The 2004 Budget Act estimated a $2.198 billion reserve as of June 30, 2004, $290 million higher than projected in the May Revision.

CURRENT STATE BUDGET

The discussion below of the fiscal year 2004-05 budget and the table under "Summary of State Revenues and Expenditures" are based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved. See "CURRENT STATE BUDGET--Revenue and Expenditure Assumptions."

Background

The 2004-05 Governor's Budget, released on January 9, 2004, reported that, in the absence of corrective actions to change existing policies, operating deficits, estimated at $14 billion for fiscal 2004-05, would continue to be incurred. The May Revision released on May 13, 2004, projected a June 30, 2005 General Fund reserve of $998 million, up $363 million from the 2004-05 Governor's Budget projections. The increase in the reserve was the result of a $2.229 billion increase in prior year adjustments, a $245 million increase in revenues (over both fiscal years 2003-04 and 2004-05), a $1 billion reduction in the sale of economic recovery bonds and a $1.112 billion increase in expenditures (over both fiscal years 2003-04 and 2004-05).

2004 Budget Act

After months of negotiations between the Governor and the Legislature, the 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflects the proposals contained in the May Revision to the 2004-05 Budget, including the use of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04 (see "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds").

Under the 2004 Budget Act, General Fund revenues are projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which includes approximately $2.3 billion in tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assume a continuing rebound in California's economy as reflected in several key indicators. See "CURRENT STATE BUDGET--Economic Assumptions." Excluding the impact of the economic recovery bonds, General Fund expenditures are estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve is projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

The 2004 Budget Act largely reflects the budget proposals contained in the May Revision (released on May 13, 2004) to the original 2004-05 Governor's Budget (the "May Revision") proposed on January 9, 2004. Revenue increases since the May Revision reflected in the 2004 Budget Act total $542 million. The majority of the change in revenues can be accounted for by a $315 million increase due to the Legislature's adoption of the Legislative Analyst's revenue estimates, and a $210 million increase from the suspension of the Teacher's Tax Credit. Resources also increased by an additional $341 million in prior year adjustments. In addition, expenditures increased by $1.1 billion since the May Revision. These changes resulted in a $230 million reduction to the reserve, compared to the May Revision. The majority of the expenditure increase is due to the restoration of solutions in the Health and Human Services, Employee Compensation, County Probation, and Higher Education areas. In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

The 2004 Budget Act contains the following major components:

1. Rebasing Proposition 98 Minimum Funding Guarantee--The level of Proposition 98 appropriations is to be reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act. See "STATE FINANCES--Proposition 98."

2. Higher Education--A new fee policy for higher education is implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees are increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for CSU graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act includes $750 million in various spending reductions for higher education from otherwise mandated levels.

3. Health and Human Services--While the Administration has proposed major reforms of the Medi-Cal program, any such reforms are expected to take at least one year to implement. As a result, the 2004 Budget Act does not include any savings attributed to Medi-Cal redesign. Other strategies independent of the Medi-Cal redesign have been included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for County Organized Health Systems and Pharmacy Reimbursement Realignment. In addition, increased work incentives under the Ca1WORKs program are proposed. The budget includes $992 million in reductions in various social service programs from otherwise mandated levels.

4. Pension Reform--The 2004 Budget Act eliminates State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumes the issuance of $929 million pension obligation bonds to cover a portion of the State's required contributions to CalPERS in fiscal year 2004-05. Of this amount, $577 million is reflected as a revenue transfer and $352 million as savings. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

5. Substantially Reduced External Borrowings-As stated, the 2004 Budget Act assumes the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds will be deposited in the Deficit Recovery Fund and will be used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2 billion deposited into the Deficit Recovery Fund). See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds."

6. Tax Relief--The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05. See "STATE FINANCES--Local Governments."

7. Indian Gaming--The 2004 Budget Act includes $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. The 2004 Budget Act authorizes the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. Pending litigation relating to the Indian gaming compacts could also affect these additional revenues and securities issuance. See "LITIGATION--Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts."

8. Other Revenue Enhancements and Expenditure Reductions--The 2004 Budget Act includes: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances).

Set forth below is a chart showing a General Fund Budget Summary for the budget year as originally projected by the 2004-05 Governor's Budget and May Revision and as revised by the 2004 Budget Act.



                                    FIGURE 1
                       2004-05 General Fund Budget Summary
                                   (Millions)



                                             As of 2004-05
                                               Governor's    As of 2004-05   As of 2004
                                                 Budget       May Revision   Budget Act
                                             -------------   -------------   ----------
Prior Year Resources Available                  $ 1,219         $ 2,816        $ 3,127
Revenues and Transfers                           76,407          76,688         77,251
Expenditures                                     79,074          79,590         80,693
Use from Deficit Recovery Fund                   (3,012)         (2,012)        (2,012)
                                                -------         -------        -------
Fund Balance                                    $ 1,564         $ 1,927        $ 1,697
   Reserve for Liquidation of Encumbrances      $   929         $   929        $   929
   Special Fund for Economic Uncertainties      $   635         $   998        $   768



"Structural Deficit"

In its May 17, 2004 "Overview of the 2004-05 May Revision" (the "LAO May Report"), the LAO projected that a $6 billion operating shortfall would re-emerge in fiscal year 2005-06. Although the LAO expected that the shortfall could be substantially offset through accessing carryover reserves and using the remaining Proposition 57 economic recovery bond authorization, the State budget would still be modestly out of balance. The LAO further projected that following fiscal year 2005-06, the State would again face major budget shortfalls, absent significant corrective actions. The LAO estimated that the fiscal year 2006-07 shortfall would approach $8 billion, and that annual operating deficits above $6.5 billion would persist for the forecast period (through fiscal year 2008-09).

On September 22, 2004 the LAO issued its report entitled "California Spending Plan 2004-05--The Budget Act and Related Legislation" (the "LAO September Report"), analyzing the impact of the final 2004 Budget Act on the operating shortfall projections contained in the LAO May Report. The LAO September Report concludes that while the 2004 Budget Act "includes significant ongoing savings" and "makes some progress toward resolving the State's ongoing structural budget shortfall," the 2004 Budget Act, like the 2002 Budget Act and 2003 Budget Act, contains a "significant slumber of one-time or limited-term solutions" and "obligates additional spending in future years."

The LAO states that a combination of these factors will likely add to the projected shortfall contained in the LAO May Report, and "that substantial additional actions will be needed to bring future budgets into balance."

One-time savings measures contained in the 2004 Budget Act and highlighted in the LAO September Report include, among others, the use of approximately $2 billion in economic recovery bonds authorized by Proposition 57, the proposed issuance of $929 million in pension obligation bonds, the deferral of $1.2 billion in Proposition 42 transportation spending, the postponement of approximately $200 million of local government mandate payments, and the diversion of property tax revenue from local governments ($1.3 billion for each of fiscal years 2004-05 and 2005-06). The out-year spending highlighted by the LAO September Report includes the repayment of $1.3 billion of VLF "gap" loan to local governments due in fiscal year 2006-07, as well as the repayment of Proposition 98 deferrals and certain transportation loans.

The LAO updated its projections in its November 17, 2004 report entitled "California's Fiscal Outlook--LAO Projections 2004-05 Through 2009-10." See "RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES--Release of LAO Report."

Although the Administration projects that, given current spending rates, there will be an operating deficit in fiscal year 2005-06, the Legislature is required to send and the Governor is required to sign a balanced budget, as specified in the Constitution. See "THE BUDGET PROCESS--Constraints on the Budget Process--Proposition 58 (Balanced Budget Amendment)." Savings, which cannot be determined at this time, are anticipated from various budget reform proposals, such as Medi-Cal and corrections, and from recommendations made by the California Performance Review that will be implemented. These savings will help reduce the operating deficit in fiscal year 2005-06.

California Performance Review

In the 2004-05 Governor's Budget, the Administration revealed a plan to conduct a fundamental review of State government that would focus on the following areas: executive branch reorganization, program performance assessment and budgeting, improved services and productivity, and acquisition reform. On August 3, 2004, the California Performance Review presented its report to the Governor. The report proposes more than 1,000 recommendations aimed at increasing the efficiency of government and restructuring state agencies and departments, as well as a variety of policy changes affecting a wide variety of state programs. While the 2004 Budget Act does not reflect any items directly attributable to the California Performance Review, it is expected that some recommendations made by the California Performance Review will be implemented and that the anticipated savings resulting from such changes will help reduce the operating deficit in fiscal year 2005-06.

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Summary of State Revenues and Expenditures

The table below presents the actual revenues, expenditures and changes in fund balance for the General Fund for fiscal years 2000-01, 2001-02, and 2002-03, estimated results for fiscal year 2003-04 and projected results (based upon the 2004 Budget Act) for fiscal year 2004-05.

                                    TABLE 11
                      STATEMENT OF REVENUES, EXPENDITURES,
                    AND CHANGES IN FUND BALANCE-GENERAL FUND
                             (Budgetary Basis)/(a)/
                      FISCAL YEARS 2000-01 THROUGH 2004-05
                                   (Millions)



                                                                                      Estimated/(b)/   Estimated/(b)/
                                              2000-01          2001-02     2002-03     2003-04/(c)/     2004-05/(c)/
                                             ---------       ----------   ---------   --------------   --------------
Fund Balance-Beginning of Period .........   $ 9,639.7       $  9,017.5   $(2,109.8)  $(7,536.2)       $  3,126.8
Restatements
   Economic Recovery Bonds/(d)/ ..........          --               --          --     9,242.0                --
   Prior Year Revenue, Transfer
      Accrual Adjustments ................      (158.8)          (729.8)      154.4     2,452.2                --
   Prior Year Expenditure, Accrual
      Adjustments ........................      (229.9)           217.4       374.2        20.0                --
                                             ---------       ----------   ---------   ---------        ----------
Fund Balance-Beginning of Period, as
   Restated ..............................   $ 9,251.0       $  8,505.1   $(1,581.2)  $ 4,178.0        $  3,126.8
Revenues .................................   $77,609.9       $ 64,060.3   $68,545.8   $73,899.3         576,345.8
Other Financing Sources
   Economic Recovery Bonds/(d)/ ..........          --               --          --     2,012.0
   Transfers from Other Funds ............     6,561.8/(e)/     2,143.3     3,289.5       671.1             905.1
   Other Additions .......................        46.3             33.9       143.9          --                --
                                             ---------       ----------   ---------   ---------        ----------
Total Revenues and Other Sources .........   $84,218.0       $ 66,237.5   $71,979.2   $76,582.4        $ 77,250.9

Expenditures
   State Operations ......................   $17,641.7       $ 19,085.7   $18,277.6   $17,074.0        $ 18,946.5
   Local Assistance ......................    58,441.4         57,142.0    59,145.3    58,153.1          62,143.0
   Capital Outlay ........................     2,044.3            323.5       141.3       394.5              53.5
   Unclassified ..........................          --               --          --     2,012.0/(f)/     (2,462.0)/(g)/
Other Uses
   Transfer to Other Funds ...............     6,324.1/(e)/       301.2       370.0          --/(h)/           --/(h)/
                                             ---------       ----------   ---------   ---------        ----------
Total Expenditures and Other Uses ........   $84,451.5       $ 76,852.4   $77,934.2   $77,633.6        $ 78,681.0

Revenues and Other Sources Over or
   (Under) Expenditures and Other
   Uses ..................................   $  (233.5)      $(10,614.9)  $(5,955.0)  $(1,051.2)       $ (1,430.1)
Fund Balance
   Reserved for Encumbrances .............   $ 1,834.3       $  1,491.5   $ 1,037.4   $   928.7        $    928.7
   Reserved for Unencumbered Balances
      of Continuing Appropriations/(i)/ ..     1,436.7            827.3       996.9       471.3             155.9
   Reserved for School Loans/(j)/ ........       349.7               --          --          --                --
   Unreserved-Undesignated/(k)/ ..........     5,396.8         (4,428.6)   (9,570.5)    1,726.8             612.1
                                             ---------       ----------   ---------   ---------        ----------
Fund Balance-End of Period ...............   $ 9,017.5       $ (2,109.8)  $(7,536.2)  $ 3,126.8        $  1,696.7

----------
Footnotes on following page.

Source: Fiscal years 2000-01 to 2002-03: State of California, Office of the
        State Controller.
        Fiscal years 2003-04 and 2004-05: State of California, Department of Finance.

/(a)/ These statements have been prepared on a budgetary basis in accordance with State law and some modifications would be necessary in order to comply with generally accepted accounting principles ("GAAP"). The Supplementary Information contained in the State's Audited Annual Financial Statements for the year ended June 30, 2003, incorporated by reference in this APPENDIX B, contains a description of the differences between the budgetary basis and the GAAP basis of accounting and a reconciliation of the June 30, 2002 fund balance between the two methods.

/(b)/ Estimates are shown net of reimbursements and abatements.

/(c)/ Estimated as of the 2004 Budget Act, July 31, 2004.

/(d)/ Reflects the issuance of economic recovery bonds sufficient to provide net proceeds to the General Fund of $11.254 billion in 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds." The Department of Finance treats $9.242 billion of this amount as received for budgetary purposes in 2002-03, as shown in Table 12.

/(e)/ "Transfers to Other Funds" includes the $6.2 billion General Fund loan to the Department of Water Resources Electric Power Purchase Fund. See "STATE FINANCES--Repayment of Energy Loans" and "CURRENT STATE BUDGET" in this APPENDIX B. "Transfers from Other Funds" includes this loan as a receivable in 2000-01. The loan was subsequently repaid with interest as follows: $116 million in July 2001, $164 million in October 2002, and $6.456 billion in November 2002. The loan was reported in the State's Budgetary/Legal Basis Annual Report as an asset of the General Fund and a liability of the Department of Water Resources Electric Power Purchase Fund.

/(f)/ Reflects the transfer of $2.012 billion economic recovery bond proceeds from the General Fund to the Deficit Recovery Fund pursuant to Chapter 227, Statutes of 2004.

/(g)/ Reflects General Fund payment offsets from moneys deposited in the Deficit
     Recovery Fund ($2.012 billion) and the Public Benefit Trust Fund from punitive damages awards ($450 million).

/(h)/ "Transfer to Other Funds" is included either in the expenditure totals detailed above or as "Transfer from Other Funds."

/(i)/ For purposes of determining whether the General Fund budget, in any given fiscal year, is in a surplus or deficit condition, see Chapter 1238, Statutes of 1990, amended Government Code Section 13307. As part of the amendment, the unencumbered balances of continuing appropriations which exist when no commitment for an expenditure is made should be all item of disclosure, but the amount shall not be deducted from the fund balance. Accordingly, the General Fund condition included in the 2004-05 Governor's Budget includes the unencumbered balances of continuing appropriations as a footnote to the statement ($587.4 million in 2002-03, $471.3 million in 2003-04 and $155.9 million in 2004-05). However, in accordance with Government Code Section 12460, the State's Budgetary/Legal Basis Annual Report reflects a specific reserve for the encumbered balance for continuing appropriations.

/(j)/ During 1995, a reserve was established in the General Fund balance for the $1.7 billion of previously recorded school loans which had been authorized by Chapter 703, Statutes of 1992 and Chapter 66, Statutes of 1993. These loans were repaid from future General Fund appropriations as part of the settlement of litigation. This accounting treatment is consistent with the State's audited financial statements prepared in accordance with GAAP.

/(k)/ Includes Special Fund for Economic Uncertainties ("SFEU"). The Department of Finance generally includes in its estimates of the SFEU and set aside reserves, if any, the items reported in the table under "Reserved for Unencumbered Balances of Continuing Appropriations," "Reserved for School Loans," and "Unreserved-Undesignated." The Department of Finance estimates a $2.198 billion SFEU balance on June 30, 2004, and projects a $768 million SFEU balance on June 30, 2005, based upon the 2004 Budget Act, enacted on July 31, 2004.

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Revenue and Expenditure Assumptions
The table below presents the Department of Finance's budget basis statements of major General Fund revenue sources and expenditures for the 2002-03 fiscal year and the 2004 Budget Act estimates for the 2003-04 and 2004-05 fiscal years.

                                    TABLE 12
               Major General Fund Revenue Sources and Expenditures



                                                        Revenues (Millions)
                                     ---------------------------------------------------------
                                                            Fiscal Years
                                     ---------------------------------------------------------
                                     2002-03/(a)/   2003-04/(b)/   2003-04/(c)/   2004-05/(c)/
Source                                  Actual         Enacted        Revised        Enacted
----------------------------------   ------------   ------------   ------------   ------------
Personal Income Tax...............   $32,710        $33,596        $36,000        $38,974
Sales and Use Tax.................    22,415         23,518         23,720         25,146
Corporation Tax/(d)/..............     6,804          7,035          7,280          7,573
Insurance Tax.....................     1,880          2,068          2,090          2,195
Economic Recovery Bonds/(c)/......     9,242             --          2,012             --
All Other.........................     7,513/(f)/     7,136/(g)/     5,480/(h)/     3,363/(i)/
                                     -------        -------        -------        -------
   Total Revenues and Transfers...   $80,564        $73,353        $76,582        $77,251
                                     =======        =======        =======        =======



                                                        Expenditures (Millions)
                                     ------------------------------------------------------------
                                                            Fiscal Years
                                     ------------------------------------------------------------
                                     2002-03/(a)/    2003-04/(b)/   2003-04/(c)/    2004-05/(c)/
Function                                Actual         Enacted         Revised         Enacted
----------------------------------   ------------   -------------   ------------   --------------
K-12 Education....................      $28,788     $29,318         $29,767        $34,049
Health and Human Services.........       23,060      23,358          22,969         25,467
Higher Education..................        9,488       8,679           8,795          9,360
Youth and Adult Correctional......        5,837       5,644           5,424          6,392
Legislative, Judicial and
   Executive......................        2,459       2,406           2,549          2,730
Tax Relief........................        4,447         707/(j)/      3,334            668/(m)/
Resources.........................        1,147         865             986          1,020
State and Consumer Services.......          468         444             471            514
Business, Transportation and
   Housing........................          206         512             516            377
All Other.........................        1,582        (796)/(k)/     2,823/(l)/     (1,896)/(n)/
                                        -------     -------         -------        --------
   Total Expenditures.............      $76,482     $71,137         $77,634        $ 78,681
                                        =======     =======         =======        ========



----------
Footnotes continue on following page.

Source: State of California, Department of Finance. Figures in this table may differ from the figures in Table 4; see "Note" to Table 4.

/(a)/ Figures for fiscal year 2002-03, prepared by the Department of Finance, are slightly different than the figures in Table 11, prepared by the State Controller's Office, because of certain differences in accounting methods used by the two offices.

/(b)/ 2003 Budget Act, August 2, 2003.

/(c)/ 2004 Budget Act, July 31, 2004.

/(d)/ Reflects the Administration's expectations regarding the effect of the court's decision in Farmer Brothers Company v. Franchise Tax Board (California Court of Appeal, Second District, Case No. 13160061). A $465 million negative prior year adjustment is included in the 2004 Budget Act.

/(e)/ Reflects the Administration's issuance of economic recovery bonds sufficient to provide $11.254 billion net proceeds to the General Fund in fiscal year 2003-04 (issued on May 11, 2004 and June 16, 2004). See "STATE

     INDEBTEDNESS AND OTHER OBLIGATIONS--Economic Recovery Bonds." For budgeting purposes, $9.242 billion of this amount is shown in fiscal year 2002-03.

/(f)/ Includes $2.5 billion for tobacco securitization bond proceeds and about
     $2.8 billion in inter-fund loans and transfers.

/(g)/ Includes $2.0 billion for tobacco securitization bond proceeds. See "STATE
     INDEBTEDNESS AND OTHER OBLIGATIONS--Tobacco Settlement Revenue Bonds." Also includes the anticipated receipt of $996 million from pension obligation bonds, which were not issued. See "STATE INDEBTEDNESS AND
     OTHER--OBLIGATIONS Pension Obligation Bonds."

/(h)/ Includes $2.264 billion for tobacco securitization bond proceeds. See
     "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Tobacco Settlement Revenue
     Bonds."

/(i)/ Includes $300 million for Indian gaming revenues and $577 million from pension obligation bonds.

/(j)/ Reflects the suspension of VLF "backfill" payments to local governments, which was rescinded on November 17, 2003. See "STATE FINANCES--Local Governments."

/(k)/ Reflects reduced expenditures of $912 million due to the anticipated receipt of pension obligation bond proceeds to cover General Fund contributions to pension funds. See "STATE INDEBTEDNESS AND OTHER OBLIGATIONS--Pension Obligation Bonds."

/(1)/ Reflects the transfer of $2.012 billion of economic recovery bond proceeds to the Deficit Recovery Fund.

/(m)/ Reflects the proposed elimination of VLF "backfill" payments to local governments.

/(n)/ Reflects General Fund payment offsets from moneys deposited in the Deficit
     Recovery Fund ($2.012 billion) and the Public Benefit Trust Fund from punitive damages awards ($450 million).

Development of Revenue Estimates

The development of the forecast for the major General Fund revenues begins with a forecast of national economic activity prepared by an independent economic forecasting firm. The Department of Finance's Economic Research Unit, under the direction of the Chief Economist, adjusts the national forecast based on the Department's economic outlook. The national economic forecast is used to develop a forecast of similar indicators for California activity.

After finalizing the forecasts of major national and California economic indicators, revenue estimates are generated using revenue forecasting models developed and maintained by the Department of Finance. With each forecast, adjustments are made for any legislative, judicial, or administrative changes, as well as for recent cash results. The forecast is updated twice a year and released with the Governor's Budget by January 10 and the May Revision by May 14.

Economic Assumptions

The revenue and expenditure assumptions set forth above have been based upon certain estimates of the performance of the California and national economies in calendar years 2004 and 2005. In the May Revision, the Department of Finance projected that the California economy would grow moderately in calendar year 2004 and at a faster pace in calendar year 2005.

Both the California economy and the national economy have improved since the second quarter of 2003. Output of the national economy, adjusted for inflation, has grown more strongly, and job growth has turned around more recently. Personal income growth picked up in California during 2003, particularly in the fourth quarter. Job growth has also improved in the state in recent months but not as much as in the rest of the nation, on average. From April 2003 to April 2004, nonfarm payroll employment rose by 0.6 percent in the State and 0.9 percent in the nation. The state unemployment rate was 6.2 percent in April, down from 6.8 percent a year earlier. The national unemployment rate in April 2004 was 5.6 percent, down from 6.0 percent a year earlier.

California total personal income increased by 4.8 percent from the fourth quarter of 2002 to the fourth quarter of 2003, culminating a year of improving personal income growth. For 2003 as a whole, personal income was up 3.7 percent in the state as compared to 3.3 percent in the nation. In addition, exports of made-in-California merchandise rebounded in the first quarter of 2004, increasing by 25 percent on a year-over-year basis. Exports of high-tech goods rose by 20 percent year-over-year. Also, taxable sales posted a sixth consecutive year-over-year gain in the fourth quarter of 2003. Two regional manufacturing surveys and one statewide survey showed improvement comparable to that seen in the first quarter of 2004 for the nation's manufacturing sector. Personal state income tax withholdings were up 8.8 percent in the first four months of 2004, although about a percentage point and a half of that gain was due to March 2004 having two more days of receipts than March 2003.

Construction and real estate markets remained strong in the state in the first quarter of 2004. Total new units permitted were up slightly from a strong first quarter in 2003. Also, valuation of private nonresidential building permits increased slightly after three years of steady declines.

Low mortgage rates kept residential real estate markets strong in the first quarter of 2004. The median price of homes sold in Southern California hit a new record of $371,000 in March, up 23.3 percent from a year earlier. Sales were up over 17 percent from a year ago. Despite a still-sluggish economy, home price appreciation and sales were also strong in the San Francisco Bay Area. The median price of homes sold was a record $474,000 in March, up 13.1 percent from a year earlier. Sales were up 25 percent from a year ago.

As noted above, the May Revision projects moderate growth in calendar year 2004 and faster growth in calendar year 2005. Unemployment is expected to remain above 6 percent throughout the period. Personal income is projected to grow 5.4 percent in 2004 and 5.6 percent in 2005, which is slower than has been observed in past recoveries.

The Department of Finance set out the following estimates for the State's economic performance in calendar years 2004 and 2005, which were used in predicting revenues and expenditures for the May Revision. Also shown is the Department of Finance's previous forecast for the same calendar years, which were contained in the 2004-05 Governor's Budget.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    TABLE 13
                    ESTIMATES OF STATE'S ECONOMIC PERFORMANCE



                                              For Calendar Year 2004        For Calendar Year 2005
                                           ---------------------------   ---------------------------
                                             2004-05                       2004-05
                                            Governor's    2004-05 May     Governor's    2004-05 May
                                           Budget/(a)/   Revision/(b)/   Budget/(a)/   Revision/(b)/
                                           -----------   -------------   -----------   -------------
Non-farm wage and salary
   employment (000).....................      14,602         14,525         14,906         14,832
Percent Change..........................         1.1%           0.8%           2.1%           2.1%
Personal income ($ billions)............     $ 1,266        $ 1,262        $ 1,341        $ 1,333
Percent Change..........................         5.6%           5.4%           5.9%           5.6%
Housing Permits (Units 000).............         192            200            198            200
Consumer Price Index (percent change)...         1.9%           2.5%           2.7%           2.3%



----------
/(a)/ Fiscal Year 2004-05 Governor's Budget Summary: January 9, 2004.

/(b)/ May Revision May 13, 2004.

Source:  State of California, Department of Finance.

FINANCIAL STATEMENTS

The Audited Annual Financial Statements of the State of California for the Year Ended June 30, 2003 (the "Financial Statements") are available. As of June 30, 2002, the State of California has implemented a new financial reporting model, as required by the Governmental Accounting Standards Board ("GASB") in conformity with accounting principles generally accepted in the United States of America. The GASB sets standards of accounting and financial reporting for state and local governments, which have significantly changed the presentation of the financial statements. The Financial Statements consists of an Independent Auditor's Report, a Management Discussion and Analysis, Basic Financial Statements of the State for the Year Ended June 30, 2003 ("Basic Financial Statements"), and Supplementary Information. Only the Basic Financial Statements have been audited, as described in the Independent Auditor's Report. A description of the new accounting and financial reporting standards is contained in Note 1 of the Basic Financial Statements.

Potential investors may obtain or review a copy of the Financial Statements from the following sources:

l. By obtaining from any Nationally Recognized Municipal Securities Information Repository, or any other source, a copy of the State of California's Official Statement dated March 24, 2004, relating to the issuance of $186,110,000 State Public Works Board Lease Revenue Refunding Bonds (Department of Corrections), Series D and $93,975,000 of State Public Works Board Lease Revenue Refunding Bonds (Department of Corrections), Series E. The Financial Statements are printed in full in such Official Statement. No part of the March 24, 2004 Official Statement is incorporated into this document except the Financial Statements.

2. By accessing the internet website of the State Controller (www.sco.ca.gov) and selecting "California Government--State and Local," then "State Government," then finding the heading "Publications" and selecting "Comprehensive Annual Financial Report-Year--Ended June 30, 2003," or by contacting the Office of the State Controller at (916) 445-2636.

3. By accessing the internet website of the State Treasurer
(www.treasurer.ca.gov) and selecting "Financial Information" and then "Audited General Purpose Financial Statements," or by contacting the Office of the State Treasurer at (800) 900-3873.

The State Controller's unaudited reports of cash receipts and disbursements for the periods of July 1, 2003 through June 30, 2004 and July 1, 2004 through October 31, 2004 are also included as Exhibits to this APPENDIX B and are available on the State Controller's website.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller's Office and the Legislative Analyst's Office. The State Controller issues a monthly report on cash receipts and disbursements recorded on the Controller's records. The Department of Finance issues a monthly bulletin, available by accessing the internet website of the Department of Finance (www.dof.ca.gov), which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The Administration also formally updates its budget projections three times during each fiscal year, in January, May, and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Such bulletins and reports are not part of or incorporated into the Official Statement. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year. Information which may appear in the Official Statement from the Department of Finance concerning monthly receipts of "agency cash" may differ from the State Controller's reports of cash receipts for the same periods because of timing differences in the recording of in-transit items.

OVERVIEW OF STATE GOVERNMENT

Organization of State Government

The State Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State voters may directly influence State government through the initiative, referendum and recall processes.

California's Legislature consists of a forty-member Senate and an eighty-member Assembly. Assembly members are elected for two-year terms, and Senators are elected for four-year terms. Assembly members are limited to three terms in office and Senators to two terms. The Legislature meets almost year round for a two-year session. The Legislature employs the Legislative Analyst, who provides reports on State finances, among other subjects. The Bureau of State Audits, headed by the State Auditor, an independent office since 1993, annually issues an auditor's report based on an examination of the General Purpose Financial Statements of the State Controller, in accordance with generally accepted accounting principles. See "FINANCIAL STATEMENTS."

The Governor is the chief executive officer of the State and is elected for a four-year term. The Governor presents the annual budget and traditionally presents an annual package of bills constituting a legislative program. In addition to the Governor, State law provides for seven other statewide elected officials in the executive branch. The current elected statewide officials, their party affiliation and the dates on which they were first elected are as follows:



                Office                            Name           Party Affiliation   First Elected
--------------------------------------   ---------------------   -----------------   -------------
Governor..............................   Arnold Schwarzenegger       Republican           2003
Lieutenant Governor...................   Cruz Bustamante              Democrat            1998
Controller............................   Steve Westly                 Democrat            2002
Treasurer.............................   Philip Angelides             Democrat            1998
Attorney General......................   Bill Lockyer                 Democrat            1998
Secretary of State....................   Kevin Shelley                Democrat            2002
Superintendent of Public Instruction..   Jack O'Connell               Democrat            2002
Insurance Commissioner................   John Garamendi               Democrat            2002



The current term for each office expires in January 2007. Persons elected to statewide offices are limited to two terms in office (eight years) from the dates shown above. Mr. Garamendi previously served as elected Insurance Commissioner before term limits were enacted. Governor Schwarzenegger may seek re-election in 2006 to one term.

The executive branch is principally administered through eleven major agencies and departments: Business, Transportation and Housing Agency, Child Development and Education Agency, Environmental Protection Agency, Department of Finance, Department of Food and Agriculture, Health and Human Services Agency, Labor and Workforce Development Agency, Resources Agency, State and Consumer Services Agency, Department of Veterans Affairs and Youth and Adult Correctional Agency. In addition, some State programs are administered by boards and commissions, such as The Regents of the University of California, Public Utilities Commission,

Franchise Tax Board and California Transportation Commission, which have authority over certain functions of State government with the power to establish policy and promulgate regulations. The appointment of members of boards and commissions is usually shared by the Legislature and the Governor, and often includes ex officio members.

California has a comprehensive system of public higher education comprised of three segments: the University of California, the California State University System and California Community Colleges. The University of California provides undergraduate, graduate and professional degrees to students. Approximately 49,650 degrees were awarded in the 2002-03 school year. About 203,900 full-time students were enrolled at the nine UC campuses and the Hastings College of Law in the 2003-04 school year. The California State University System provides undergraduate and graduate degrees to students. Approximately 76,755 degrees were awarded in the 2002-03 school year. About 334,900 full-time students were enrolled at the 23 campuses in the 2003-04 school year. The third sector consists of 109 campuses operated by 72 community college districts which provide associate degrees and certificates to students. Additionally students may attend community colleges to meet basic skills and other general education requirements prior to transferring to a four-year undergraduate institution. Approximately 118,000 associate degrees and certificates were awarded in the 2002-03 school year. About 1.7 million students were enrolled in California's community colleges in the spring of 2003.

Employee Relations

In 2004-05, the State work force is comprised of approximately 318,000 personnel years, of which approximately 116,000 personnel years represent employees of institutions of higher education. Of the remaining 202,000 personnel years, approximately 166,000 are subject to collective bargaining and approximately 36,000 are excluded from collective bargaining. State law provides that State employees, defined as any civil service employee of the State and teachers under the jurisdiction of the Department of Education or the Superintendent of Public Instruction, and excluding certain other categories, have a right to form, join, and participate in the activities of employee organizations for the purpose of representation on all matters of employer-employee relations. The chosen employee organization has the right to represent its members, except that once an employee organization is recognized as the exclusive representative of a bargaining unit, only that organization may represent employees in that unit.

The scope of representation is limited to wages, hours, and other terms and conditions of employment. Representatives of the Governor are required to meet and confer in good faith and endeavor to reach agreement with the employee organization, and, if agreement is reached, to prepare a memorandum of understanding and present it to the Legislature for ratification. The Governor and the recognized employee organization are authorized to agree mutually on the appointment of a mediator for the purpose of settling any disputes between the parties, or either party could request the Public Employment Relations Board to appoint a mediator.

There are twenty-one collective bargaining units that represent state employees. Seven bargaining unit contracts expire in June 2005, five expire in June 2006, one expires in July 2006, and two expire in June 2008. For the remaining six units, comprising approximately 15 percent of the State workforce, that do not have a signed contract; the terms of the prior agreements remain in effect. The Department of Personnel Administration is continuing to negotiate with these units. The State has not experienced a major work stoppage since 1972. The California State Employees' Association is the exclusive representative for nine of the twenty-one collective bargaining units, or approximately 50 percent of those employees subject to collective bargaining. Each of the remaining exclusive representatives represents only one bargaining unit. The State recently signed an addendum to the Bargaining Unit 6 (Corrections) memorandum of understanding that will defer a portion of the scheduled salary increases for their members resulting in a savings of $108 million over the next two years.

ECONOMY AND POPULATION

Introduction

California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California's economy slipped into a recession, which was concentrated in the State's high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since stabilized with 136,300 jobs gained between July 2003 and June 2004 compared with 341,200 jobs lost between March 2001 and July 2003. See "CURRENT STATE BUDGET-Economic Assumptions."

Population and Labor Force

The State's July 1, 2003 population of over 35 million represented over 12 percent of the total United States population.

California's population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July l, 2002, the 5-county Los Angeles area accounted for 49 percent of the State's population, with over 17.0 million residents, and the 10-county San Francisco Bay Area represented 20 percent, with a population of over 7.0 million.

The following table shows California's population data for 1994 through 2003.

                                    TABLE 14
                            Population 1994-2003/(a)/



                      % Increase                       % Increase
       California   Over Preceding   United States   Over Preceding    California as %
Year   Population        Year          Population         Year        of United States
----   ----------   --------------   -------------   --------------   ----------------
1994   31,523,080        0.7%         263,125,821         1.2%              12.0%
1995   31,711,094        0.6          266,278,393         1.2               11.9
1996   31,962,050        0.8          269,394,284         1.2               11.9
1997   32,451,746        1.5          272,646,925         1.2               11.9
1998   32,861,779        1.3          275,854,104         1.2               11.9
1999   33,417,247        1.7          279,040,168         1.2               12.0
2000   34,040,489        1.9          282,177,754         1.1               12.1
2001   34,726,513        2.0          285,093,813         1.0               12.2
2002   35,336,138        1.8          287,973,924         1.0               12.3
2003   35,933,943        1.7          290,809,777         1.0               12.4



----------
/(a)/ Population as of July 1.

Source: U. S. figures from U.S. Department of Commerce, Bureau of the Census;
     California figures from State of California, Department of Finance.

The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1994 to 2003.

                                    TABLE 15
                              Labor Force 1994-2003
                                   (Thousands)



                                                      Unemployment Rate (%)
                                                 -------------------------------
Year        Labor Force        Employment        California        United States
----        -----------        ----------        ----------        -------------
1994           15,294            13,979             8.6%                6.1
1995           15,236            14,040             7.8                 5.6
1996           15,371            14,261             7.2                 5.4
1997           15,786            14,792             6.3                 4.9
1998           16,138            15,181             5.9                 4.5
1999           16,376            15,522             5.2                 4.2
2000           16,892            16,057             4.9                 4.0
2001           17,172            16,249             5.4                 4.7
2002           17,376            16,215             6.7                 5.8

                                                      Unemployment Rate (%)
                                                 -------------------------------
Year        Labor Force        Employment        California        United States
----        -----------        ----------        ----------        -------------
2003           17,460            16,283             6.8                 6.0



----------
Source: State of California, Employment Development Department.

Employment, Income, Construction and Export Growth

The following table shows California's non-agricultural employment distribution and growth for 1993 and 2003.

                                    TABLE 16
                       Payroll Employment By Major Sector
                                  1993 and 2003



                                                                    % Distribution of
                                           Employment (Thousands)       Employment
                                           ----------------------   -----------------
             Industry Sector                   1993       2003         1993   2003
----------------------------------------     --------   --------       ----   ----
Trade, Transportation and Utilities ....      2,337.6    2,722.0       19.4%  18.9%
Government
   Federal Government ..................        336.2      258.7        2.8    1.8
   State and Local Government ..........      1,744.4    2,167.7       14.5   15.0
   Professional and Business Services ..      1,541.6    2,108.1       12.8   14.6
Manufacturing
   Nondurable goods ....................        613.4      563.1        5.1    3.9
   High Technology .....................        523.2      399.5        4.4    2.8
   Other Durable Goods .................        558.6      582.3        4.6    4.0
Educational and Health Services ........      1,195.8    1,536.3        9.9   10.7
Leisure and Hospitality ................      1,124.5    1,397.6        9.3    9.7
Financial Activities ...................        787.0      886.8        6.5    6.2
Construction ...........................        458.9      788.8        3.8    5.5
Other Services .........................        408.2      505.8        3.4    3.5
Information ............................        386.2      471.4        3.2    3.3
Natural Resources and Mining ...........         29.8       22.1        0.3    0.1
                                             --------   --------       ----   ----
TOTAL NON-AGRICULTURAL .................     12,045.4   14,410.2        100%   100%
                                             ========   ========       ====   ====



----------
Source: State of California, Employment Development Department.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The following tables show California's total and per capita income patterns for selected years.

                                    TABLE 17
                Total Personal Income in California 1994-2003/(a)/



                                                                    California %
                Year                   Millions    % Change /(b)/      of U.S.
-----------------------------------   ----------   --------------   ------------
1994/(c)/..........................   $  730,529         3.2%           12.4%
1995...............................      765,806         4.8            12.4
1996...............................      810,448         5.8            12.3
1997...............................      860,545         6.2            12.4
1998...............................      936,009         8.8            12.5
1999...............................      999,228         6.8            12.7
2000...............................    1,103,842        10.5            13.0
2001...............................    1,135,848         2.9            13.0
2002...............................    1,154,685         1.7            12.9
2003...............................    1,197,550         3.7            12.9



----------
/(a)/ Bureau of Economic Analysis (BEA) estimates as of April 2004.

/(b)/ Change from prior year.

/(c)/ Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note: Omits income for government employees overseas.

Source: U.S. Department of Commerce, BEA.

                                    TABLE 18
                     Per Capita Personal Income 1994-2003/(a)/



                                                                            California %
Year           California   % Change/(b)/   United States   % Change/(b)/      of U.S.
------------   ----------   -------------   ------------    -------------   ------------
1994/(b)/...     $23,203         2.5%          $22,172           3.9%          104.7%
1995........      24,161         4.1            23,076           4.1           104.7
1996........      25,312         4.8            24,175           4.8           104.7
1997........      26,490         4.7            25,334           4.8           104.6
1998........      28,374         7.1            26,883           6.1           105.5
1999........      29,828         5.1            27,939           3.9           106.8
2000........      32,466         8.8            29,847           6.8           108.8
2001........      32,892         1.3            30,527           2.3           107.7
2002........      32,989         0.3            30,906           1.2           106.7
2003........      33,749         2.3            31,632           2.3           106.7



----------
/(a)/ BEA's estimates as of April 2004.

/(b)/ Change from prior year.

/(c)/ Reflects Northridge earthquake, which caused an estimated $15 billion drop in personal income.

Note: Omits income for government employees overseas.

Source: U.S. Department of Commerce, BEA.

The following tables show California's residential and non-residential construction.

                                    TABLE 19
                 Residential Construction Authorized by Permits



                                               Units
                                   ----------------------------   Valuation/(a)/
              Year                  Total     Single   Multiple     (millions)
--------------------------------   -------   -------   --------   --------------
1995............................    85,293    68,689    16,604        $13,879
1996............................    94,283    74,923    19,360         15,289
1997............................   111,716    84,780    26,936         18,752
1998............................   125,707    94,298    31,409         21,976
1999............................   140,137   101,711    38,426         25,783
2000............................   148,540   105,595    42,945         28,142
2001............................   148,757   106,902    41,855         28,804
2002............................   167,761   123,865    43,896         33,305
2003............................   195,682   138,762    56,920         38,968




----------
/(a)/ Valuation includes additions and alterations.

Source: Construction Industry Research Board

                                    TABLE 20
                           Nonresidential Construction
                                   (Thousands)



                                                     Additions and
    Year      Commercial   Industrial      Other      Alterations       Total
-----------   ----------   ----------   ----------   -------------   -----------
1995.......   $2,308,911   $  732,874   $1,050,693     $4,062,273    $ 8,154,751
1996.......    2,751,925    1,140,574    1,152,443      4,539,219      9,584,161
1997.......    4,271,378    1,598,428    1,378,220      5,021,792     12,269,818
1998.......    5,419,251    2,466,530    1,782,337      5,307,901     14,976,019
1999.......    5,706,719    2,256,166    2,350,213      6,269,194     16,582,292
2000.......    6,962,031    2,206,169    2,204,754      7,252,004     18,624,958
2001.......    6,195,368    1,552,047    2,584,321      6,421,551     16,753,287
2002.......    5,195,348    1,227,754    2,712,681      5,393,329     14,529,112
2003.......    4,039,561    1,320,222    2,954,039      5,601,117     13,914,939



----------
Source: Construction Industry Research Board

The following table shows California's export growth for the period from 1996 through 2003.

                                    TABLE 21
                        Exports Through California Ports
                                   (Millions)



Year                          Exports (a)                           % Change (b)
----                          -----------                           ------------
1996                           $124,120.0                                6.2%
1997                            131,142.7                                5.7
1998                            116,282.4                              -11.3
1999                            122,092.8                                5.0
2000                            148,554.6                               21.7
2001                            127,255.3                              -14.3
2002                            111,340.1                              -12.5
2003                            113,550.7                                2.0



----------
(a)  "Free along ship" Value Basis.

(b)  Change from prior year.

Source: U.S. Department of Commerce, Bureau of the Census

LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General. See "LITIGATION" in the main body of the Official Statement.

Challenge Seeking Payment to Teacher's Retirement Board

In May 2003, the Legislature enacted legislation (Chapter 6, Statutes of 2003-04, First Extraordinary Session, Senate Bill No. 20, "SBX1 20") that deferred the payment of $500 million to CalSTRS's Supplemental Benefit Maintenance Account ("SBMA"). SBX1 20 also establishes an appropriation of an amount not to exceed $500 million, adjusted by the actual rate of return to funds in the SBMA, in 2006 and every four years thereafter, for the purpose of funding the SBMA. The actual amount of such appropriation, if any, will be determined following a report by the CalSTRS managing board that the funds in the SBMA will be insufficient in any fiscal year before July 1, 2036 to provide certain payments to CalSTRS members, and the certification of the amount of any such appropriation by the State's Director of Finance. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed a complaint, now pending in the Sacramento County Superior Court as Teacher's Retirement Board, as Manager of' the California State Teachers, Retirement System, et al, v. Donna Arduin, Director of California Department of Finance, and Steve Westly, California State Controller (Case No. 03CSO1503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State's General Fund to the SBMA in an amount equal to the continuing appropriation as it existed prior to the enactment of SBXI 20 ($500 million plus interest). It also seeks injunctive and declaratory relief to the same effect. The State is vigorously defending the action.

Actions Seeking Flood-Related Damages

In January of 1997, California experienced major flooding with preliminary estimates of property damage of approximately $1.6 to $2.0 billion. In McMahan
v. State, (Sacramento County Superior Court, Case No. 02-AS-06058), a substantial number of plaintiffs have joined suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the flooding. A trial date has been scheduled for April 2005. The State is vigorously defending the action.

Paterno v. State of California (Yuba County Superior Court, Judicial Counsel Coordination Proceeding 2104) is a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. In 1992, the State and plaintiffs filed appeals of the decision in the sample plaintiffs' action, and upon remand, plaintiffs' inverse condemnation cause of action was re-tried. The trial court ruled in favor of the State as to all plaintiffs. The appellate court reversed the trial court judgment and remanded the case to the trial court with directions to enter judgment in favor of plaintiffs and ordered the State to pay costs on appeal and costs of suit, including reasonable attorney, appraisal and engineering fees actually incurred. (Paterno v. State of California (2003) 113 Cal. App. 4th 998). The Supreme Court denied the State's petition for review, which brought the liability phase of this litigation to a close. The issues of damages, interest, fees, costs and expenses are being litigated in the Yuba County Superior Court.

Tax Refund Cases

Six pending cases challenge the Franchise Tax Board's treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation's California tax obligation. In General Motors Corp. v. Franchise Tax Board, the California Supreme Court has granted General Motors' petition for review of the appellate court's affirmation of a ruling in favor of the Franchise Tax Board on this issue (General Motors Corp. v. Franchise Tax Board, Case No. S127086). The Limited Stores, Inc. and Affiliates v. Franchise Tax Board is pending in the Court of Appeal, First Appellate District (Case No. A102915); Toys "R" Us, Inc. v. Franchise Tax Board is pending in the Court of Appeal, Third Appellate District (Case No. C045386); and Microsoft Corporation
v. Franchise Tax Board is
pending in the Court of Appeal, First Appellate District (Case No. A102915); Toys "R" Us, Inc. v. Franchise Tax Board is pending in the Court of Appeal, Third Appellate District (Case No. C045386); and Microsoft Corporation v. Franchise Tax Board is pending in the Court of Appeal, First Appellate District (Case No. A105312). The trial courts in The Limited Stores and Toys "R" Us ruled in favor of the Franchise Tax Board on this issue; in Microsoft Corporation, the trial court ruled against the Franchise Tax Board. Montgomery Ward LLC v. Franchise Tax Board is pending in the San Diego Superior Court (Case No. 802767), and Colgate-Palmolive v. Franchise Tax Board is pending in the Sacramento County Superior Court (Case No. 03AS00707). Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $400 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.

In County of Orange v. Orange County Assessment Appeals Board #3; Bezaire, et al., Real Parties in Interest, (Court of Appeal, Fourth Appellate District, Division 3, Case No. G032412), the court issued a unanimous published decision (117 Cal. App. 4th 121) reversing a trial court decision that determined the Orange County assessor's office had received property taxes from two taxpayers in excess of the amounts collectable under Article XIII A of the California Constitution (implemented in 1978 by Proposition 13). The plaintiffs' legal claim focused on the constitutionality of the practice of the Orange County assessor's office to increase or "recapture" the assessed values of real properties that temporarily decline and then increase in value. On July 21, 2004, the California Supreme Court (Case No. S124682) denied plaintiffs' petition for review. That brings this case to a close. However, a similar challenge to the practices of the assessor for the County of Marin, Alan J. Titus and Marjorie Goldman v. County of Marin, is pending in the Court of Appeal, First Appellate District, Division Two (Case No. A104960). The State is not a party to this pending litigation, but the effects of a final determination by an appellate court that the contested assessment practices are contrary to Proposition 13 could result in an increase in the State general fund component of the financing guarantee to public schools established by Proposition 98 (see "STATE FINANCES--Proposition 98") in an amount in excess of several billion dollars.

Environmental Cleanup Matter

In a federal Environmental Protection Agency ("U.S. EPA") administrative abatement action entitled In the Matter of: Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board ("Board"). Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA "Superfund" List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State's liability are the State's ownership of the mine site and the terms of a 1983 settlement agreement with ARCO. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA's decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control, the "Government Claims Board"). Litigation on these claims has been tolled by agreement among the parties until October 1, 2006. It is possible these matters could result in a potential loss to the State in excess of $400 million.

Energy-Related Matters

In People v. ACN Energy, Inc., et al. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor's issuance of executive orders, under the California Emergency Service Act, "commandeering" power purchase arrangements held by Pacific Gas & Electric Company ("PG&E") and Southern California Edison ("SCE"), referred to as "block forward contracts." In this action the State seeks a declaration that the State is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages suffered by any of the defendants is offset by payments made by the Department of Water Resources for electricity received under the "commandeered" "block forward contracts." Complaints and cross-complaints for inverse condemnation, recovery render the Emergency Services Act and other causes of action brought by PG&E, Reliant Energy Services, Dynegy Power Marketing, Williams Energy Services, Sempra Energy Trading, the California Power Exchange, Mirant Americas Energy, Duke Energy Trading and Marketing, and numerous other market participants have been joined with the declaratory relief action in Judicial Council Coordination Proceeding No. 4203, in Sacramento County Superior Court. In an administrative proceeding action before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for "commandeering" the "block forward contracts" in the amount of approximately $1 billion.

Escheated Property Claims

In three pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): Lusby-Taylor v. Connell (U.S. Court of Appeals, Ninth Circuit, Case No. 0216511); Orfield v. Connell (Los Angeles County Superior Court, Case No. BC288429); and Suever v. Connell (U.S. Court of Appeals, Ninth Circuit, Case No. 04-15555). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which certain plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. All of these cases are styled as class actions, though no class has yet been certified in any of the cases. In Lusby-Taylor and Suever, the trial courts did not reach the issue before issuing their decisions, which are now on appeal. If one or more of these cases is certified as a class action and the class ultimately prevails on the merits, damages for the class could be in excess of $500 million. The State has prevailed at the trial court in Suever and Lusby-Taylor. Orfield is being litigated in the trial court. The State is vigorously defending all of these actions. The State has ultimately prevailed in two cases in which plaintiffs also claimed that the Controller's unclaimed property notice practices were unconstitutional and failed to meet statutory requirements: Fong v. Westly (2004) 117 Cal. App. 4th 841 and Harris
v. Westly (2004) 116 Cal. App. 4th 214.

In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly (Los Angeles County Superior Court, Case No. BC310200); Trust Realty Partners v. Westly (Sacramento County Superior Court, Case No. 04AS02522); and Browne v. Westly (Sacramento County Superior Court, Case No. 04AS02570). The Browne and Trust Realty lawsuits focus on the State's elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c), as amended effective August 11, 2003, "CCP 1540"), and the Morris lawsuit challenges both the elimination of interest and whether the State's custodial use of escheated fiends entitles the claimant to constructive interest. The Morris case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in Morris seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The Browne and Trust Realty Partners cases are not styled as class actions suits, but in addition to seeking general and special damages in a sum according to proof at trial, each case seeks a common fund recovery and an injunction restraining the Controller from engaging in the acts alleged in their respective complaints. If the Morris case ultimately prevails as a class action, or the injunctions prayed for in either of the Browne or Trust Realty Partners cases are issued and upheld, in any case to require the State Controller to pay interest on escheated property as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.

Action Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al., (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors' rights resulting from the Department of Corrections' use of a body imaging machine to search visitors entering state prisons for contraband. This matter has been certified as a class action for the purpose of determining liability. The court has deferred its ruling on certifying a class for the purpose of determining damages. If this action is certified as a class action for purposes of damages, and a court were to award damages pursuant to the California Civil Code for every use of the body imaging machine, damages could be as high as $3 billion. Trial is currently scheduled to begin in September 2005.

Actions Seeking Program Modifications

In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $400 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

In Williams, et al., v. State of California, et al., (San Francisco County Superior Court, Case No. 312236), a class action for declaratory relief and injunction brought by public school students against the State, the Board of Education, and Department of Education and the Superintendent of Public Instruction, the class alleges inadequacies in the public education system and seeks a variety of programmatic changes to the system including elimination of some types of multi-track, year-round school schedules. A settlement has been reached in this case, which by its terms is subject to the enactment of certain proposed legislation. The settlement agreement provides proposed legislation which would fund a program to authorize school districts to spend up to $800 million over a period of years for repairs of school facilities at the lowest performing schools; $138.7 million for new instructional materials for students attending certain low performing schools; and $50 million to conduct an assessment of facilities conditions, supplement county school superintendents' capacity to oversee low performing schools and to fund emergency repairs in low performing schools. The legislation also establishes requirements regarding the use of these funds and a variety of other provisions pertaining to education in California. Plaintiffs' motion for approval of the notice of settlement and manner of giving notice to the class will be heard in December 2004. This motion proposes a hearing regarding final approval of the settlement in March 2005.

In Natural Resources Defense Council et al., v. California Department of Transportation et al., (United States District Court, Central District, Case No. 93-6073-ER-(JRX)), plaintiffs obtained an injunction requiring the Department of Transportation (the "Department") to comply with National Pollution Discharge Elimination System ("NPDES") requirements under the federal Clean Water Act ("Act") in connection with storm water discharges from State highways and construction sites in an area that includes most of Los Angeles and Ventura Counties. There is an established dispute resolution procedure intended to resolve disputes without a return to federal court. Subsequent modifications of the injunction have provided for, among other things, studies of pilot projects to address control of the sources of storm water pollution and the performance of studies of pilot projects to retrofit highways with storm water pollution control facilities. There has been no agreement regarding what measures arising out of the pilot projects and studies will be implemented. Plaintiffs' position is that the Department should be required to retrofit its facilities to treat storm water, regardless of whether any construction is otherwise planned in any given area. For planning purposes, the Department is including an additional 3 percent in the cost of future statewide construction and maintenance projects to pay for compliance measures. This 3 percent increase amounts to $500 million through fiscal year 2006-07. While the impact of a judgment of the scope sought by plaintiffs is difficult to determine, it is possible that a judgment that would require the State to retrofit all its highway facilities throughout the State could cost billions of dollars.

The following cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

In Stephen Sanchez, et al. v. Grantland Johnson, et al., (U.S. Court of Appeals, Ninth Circuit, Case No 04-15228), the plaintiffs have appealed a decision by the U.S. District Court dismissing plaintiffs' class action seeking declaratory and injunctive relief. The plaintiffs sought relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons.

In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Departments of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lantennan Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolate thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

Local Government Mandate Claims and Actions

In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the "Commission") (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and
1594), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults ("MIAs"). The amount demanded in the claim for un-reimbursed costs for fiscal year 2000-2001 is just over $9.2 million. The County of San Bernardino's test claim poses a potential for a negative impact on the General Fund in the amount of the un-reimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be "un-reimbursed" to the counties by the State is unknown. In recent years, the counties have received approximately $1 billion annually in vehicle license fee revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the vehicle license fee portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a final appellate court decision (County of San Diego v. Commission on State Mandates et al. Fourth Appellate District, Case No. D039471; petition for review denied by the California Supreme Court) that awarded the County of San Diego un-reimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues. See "STATE FINANCES--Local Governments-Vehicle License Fee."

Two lawsuits are pending that challenge the State's practice in recent years of deferring payments to local governments for certain state-mandated services and programs by making a budgetary appropriation of $1,000 for each program, to be divided among all 58 counties, violates the State Constitution. These lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al. (Case No. GIC 825109) and County of Orange v. State of California, et al. (Case No. GIC 827845)). These plaintiff counties are seeking full payment for the un-reimbursed costs of implementing a variety of programs over the last few years. The County of San Diego has alleged un-reimbursed costs in excess of $40 million through fiscal year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for un-reimbursed state-mandated costs. The court has granted a motion, in part, declaring that the State's practice violates the Constitution, and has further ruled that Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A at the November 2004 election (See "STATE FINANCES--Local Governments"), did not change this result. The amount of the un-reimbursed mandates remains undetermined. The effects of a final determination by an appellate court that the contested appropriation practices are unconstitutional or that the State is required to appropriate an amount equal to the amount of the mandated costs, if applied to each of California's 58 counties, could result in costs in excess of $1.5 billion for existing un-reimbursed mandates.

Action for Damages for Alleged Destruction at Indian Burial Sites

On January 16, 2004, John Tommy Rosas v. United States of America, et al. was filed in the United States District Court, Central District of California (Case No. CV04-312 WMB (SSx)). Plaintiff, in his individual capacity and as the alleged vice-chairman of the Tribal Counsel, Gabrielino/Tongva Indians of California, alleges violation of various federal statutes by a variety of federal agencies, corporations, individuals and four State entities (the California Coastal Commission, the Regional Water Quality Control Board, the State Historic Preservation Officer and the California Native American Heritage Commission). Plaintiff alleges that in allowing the development of certain property, defendants violated federal laws protecting sacred Indian burial sites. Plaintiff seeks damages in the amount of $525 million. Plaintiff has not properly served the California state agency defendants. In February 2004, the corporate defendants filed a motion to dismiss. Plaintiff has not responded to this motion, and it remains pending before the court.

Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the "Amended Compacts"). Those Amended Compacts are being challenged in two pending cases, as described below. A decision in either of these cases that is unfavorable to the State could eliminate $300 million in additional revenues anticipated to result from the Amended Compacts, and could delay or impair the State's ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds. See "CURRENT STATE BUDGET--2004 Budget Act." The failure to repay these existing transportation loans could, in turn, result in a reduction of anticipated internal borrowable resources in an amount of approximately $500 million.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Case No. 04 CV 1151 W (WMc)) the plaintiff (the "Rincon Band"), a federally recognized Indian Tribe, alleges, in primary part, that a compact entered into between the Rincon Band and the State in 1999, is part of a statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band's 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. The District Court has denied plaintiffs motion for injunctive relief, and that matter is currently on appeal in the U.S. Court of Appeal, Ninth Circuit (Case No. 04-56396). The District Court has also dismissed the complaint on a procedural basis, and that matter is currently on appeal in the U.S. Court of Appeal, Ninth Circuit (Case No. 04-56862).

Craig, et al. v. Schwarzenegger et al. (Alameda County Superior Court, Case No. RG04175471) is an action brought by the owners of various racetracks and an individual plaintiff and petitioner, challenging the Legislature's recent ratification of the tribal compact amendments described above, which was done through urgency legislation (Statutes 2004, Chapter 91; "Chapter 91"). Plaintiffs and petitioners allege that Chapter 91 violates a provision of the California Constitution which bars the grant of vested rights or franchises in an urgency measure, and allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. As amended, the plaintiffs' and petitioners' complaint also alleges that Chapter 91 violates recently enacted provisions of the California Constitution which prohibit certain borrowings to fund a year-end state budget deficit ("Proposition 58"); and constitutes an unconstitutional attempt to contract away the State's police power. Plaintiffs and petitioners seek an injunction restraining the implementation of Chapter 91; a decision prohibiting the implementation of Chapter 91; and a declaration that Chapter 91 is unconstitutional.

Matter Seeking Validation of Pension Obligation Bonds

The Legislature enacted the California Pension Restructuring Bond Act of 2004 (Government Code sections 16940 et seq.), which authorized the Pension Obligation Bond Committee (the "Committee") to issue bonds to fund all or a portion of the State's pension obligation in any two fiscal years. Pursuant to that authorization, the Committee authorized the issuance of bonds in an amount not to exceed $960 million to pay a portion of the State's pension obligation for fiscal year 2004-05. The Committee also resolved to seek court validation of the bonds and the indenture pertaining to the bonds pursuant to a validation process established by Code of Civil Procedure sections 860 et seq. On October 22, 2004, the Committee filed Pension Obligation Bond Committee v. All Persons Interested in the Matter of the Validity of the State of California's Pension Obligation, etc. (Sacramento County Superior Court, Case No. 04AS043032994).Publication of the summons in this matter is underway. Any party interested in answering the Committee's complaint must do so on or before December 13, 2004. To date, no answer has been filed, though certain press reports suggest a public interest law firm may do so. If the State is unable to pay $960 million of its fiscal year 2004-05 pension obligation through the issuance of pension obligation bonds, it will be required to pay that obligation from other State resources.

STATE DEBT TABLES

The tables which follow provide information on outstanding State debt, authorized but unissued general obligation bonds and commercial paper notes, debt service requirements for State general obligation and lease-purchase bonds, and authorized and outstanding State revenue bonds. For purposes of these tables, "General Fund bonds," also known as "non-self liquidating bonds," arc general obligation bonds expected to be paid from the General Fund without reimbursement from any other fund. Although the principal of general obligation commercial paper notes in the "non-self liquidating" category is legally payable from the General Fund, the State expects that principal of such commercial paper notes will be paid only from the issuance of new commercial paper notes or the issuance of long-term general obligation bonds to retire the commercial paper notes. Interest on "non-self liquidating" general obligation commercial paper notes is payable from the General Fund.

"Enterprise Fund bonds," also known as "self liquidating bonds," are general obligation bonds for which program revenues are expected to be sufficient to reimburse in full the General Fund for debt service payments, but any failure to make such a reimbursement does not affect the obligation of the State to pay principal and interest on the bonds from the General Fund.

"Special Revenue Fund bonds" also known as "economic recovery bonds," are "self liquidating" general obligation bonds which are primarily secured by a pledge of a one-quarter cent statewide sales and use tax deposited in the Fiscal Recovery Fund. Debt service payments are made directly from the Fiscal Recovery Fund and not the General Fund. The Special Revenue Fund bonds are also general obligations of the State to which the full faith and credit of the State are pledged to the punctual payment of the principal of and interest thereon.

As of November 22, 2004 the State had $763,544,000 of outstanding commercial paper notes.

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                             OUTSTANDING STATE DEBT
                      FISCAL YEARS 1999-00 THROUGH 2003-04
            (Dollars in Thousands Except for Per Capita Information)



                                                   1999-00         2000-01          2001-02          2002-03          2003-04
                                                ------------   --------------   --------------   --------------   --------------
Outstanding Debt (a)
   General Obligation Bonds

      General Fund (Non-Self Liquidating)....   $ 17,869,616   $   20,472,893   $   22,115,362   $   26,758,626   $   33,028,807
      Enterprise Fund (Self Liquidating).....      3,474,900        3,396,215        3,211,310        2,801,775        2,210,800
      Special Revenue Fund (Self-
         Liquidating)........................              0                0                0                0       10,896,080
                                                ------------   --------------   --------------   --------------   --------------
         Total...............................   $ 21,344,516   $   23,869,108   $   25,326,672   $   29,560,401   $   46,135,687
      Lease-Purchase Debt....................      6,627,944        6,413,260        6,341,935        6,704,599        7,288,147
                                                ------------   --------------   --------------   --------------   --------------
      Total Outstanding General Obligation
            Bonds and Lease-Purchase Debt....   $ 27,972,460   $   30,282,368   $   31,668,607   $   36,265,000   $   53,423,834

Bond Sales During Fiscal Year
   Non-Self Liquidating General Obligation
      Bonds..................................   $  2,750,000   $    4,419,665   $    3,905,025   $    5,150,000   $    7,816,275
   Self Liquidating General Obligation
      Bonds..................................   $    126,500   $      358,625   $      111,325   $            0   $            0
   Self Liquidating Special Fund Revenue
      Bonds..................................   $          0   $            0   $            0   $            0   $   10,896,080
   Lease-Purchase Debt.......................   $    293,235   $      214,585   $      229,105   $      673,975   $    1,235,660

Debt Service (b)
   Non-Self Liquidating General Obligation
      Bonds..................................   $  2,045,566   $    2,279,636   $    2,367,570   $    1,738,740   $    1,861,739
   Lease-Purchase Debt.......................   $    654,485   $      670,228   $      647,568   $      664,846   $      689,851

General Fund Receipts (c)....................   $ 72,226,473   $   78,330,406   $   66,604,508   $   78,587,019   $   90,639,818
   Non-Self Liquidating General Obligation
      Bonds
      Debt Service as a Percentage of General
         Fund Receipts.......................           2.83%            2.91%            3.55%            2.21%            2.05%
   Lease-Purchase Debt Service as a
      Percentage of General Fund Receipts....           0.91%            0.86%            0.97%            0.85%            0.76%

Population (d)...............................     33,417,247       34,036,376       34,698,173       35,336,138       35,933,943
   Non-Self Liquidating General Obligation
      Bonds Outstanding Per Capita...........   $     534.74   $       601.50   $       637.36   $       757.26   $       919.15
   Lease-Purchase Debt Outstanding Per
      Capita.................................   $     198.34   $       188.42   $       182.77   $       189.74   $       202.82

Personal Income (e)..........................   $995,326,000   $1,100,679,000   $1,129,868,000   $1,154,685,000   $1,197,550,000
   Non-Self Liquidating General Obligation
      Bonds Outstanding as Percentage of
      Personal Income........................           1.80%            1.86%            1.96%            2.32%            2.76%
   Lease-Purchase Debt Outstanding as
      Percentage of Personal Income..........           0.67%            0.58%            0.56%            0.58%            0.61



----------

(a) As of last day of fiscal year. Includes the initial value of capital appreciation bonds rather than the accreted value.

(b) Calculated on a cash basis. Debt service costs of bonds issued in any fiscal year largely appear in the subsequent fiscal year. For FY 2002-03 and FY 2003-04, General Obligation Bond Debt Service was reduced through a debt restructuring program which included the use of proceeds from current refunding bonds to pay certain bonds maturing in those years.

(c) Calculated on a cash basis. General Fund Receipts includes both revenues and nonrevenues, such as borrowings the proceeds of which are deposited in the General Fund (e.g. economic recovery bonds and tobacco securitization bonds).

(d)  As of July 1, the beginning of the fiscal year.

(e) Source: U.S. Department of Commerce, Bureau of Economic Analysis, http://www.bea.cloc.gov/

     Annual Totals: "Pre-benchmark" Revisions: Released April 2004. California Department of Finance.

SOURCES: Population: State of California, Department of Finance

          Personal Income: State of California, Department of Finance; United States, Department of Commerce, Bureau of Economic Analysis (BEA)

          Outstanding Debt, Bonds Sales During Fiscal Year and Debt Service:
     State of California, Office of the Treasurer.

          General Fund Receipts: State of California, Office of the State Controller.

               AUTHORIZED AND OUTSTANDING GENERAL OBLIGATION BONDS
                             As of November 1, 2004
                                   (Thousands)


                                                                    Voter Authorization        Bonds       CP Program
                                                                  -----------------------   Outstanding    Authorized
                                                                     Date        Amount         (a)           (b)       Unissued (c)
                                                                  ---------   -----------   -----------   -----------   ------------
GENERAL FUND BONDS (Non-Self Liquidating)
California Clean Water, Clean Air, Safe Neighborhood Parks, and
   Coastal Protection Act of 2002 .............................    3/5/2002   $ 2,600,000    $  290,075    $1,279,795    $1,030,130
California Library Construction and Renovation Bond Act of 1998   11/8/1988        75,000        43,495             0         2,595
California Library Construction and Renovation Bond Act of 2000    3/7/2000       350,000         4,510       109,500       235,950
California Park and Recreational Facilities Act of 1984 .......    6/5/1984       370,000       102,640          n.a.         1,100
California Parklands Act of 1980 ..............................   11/4/1980       285,000        20,115          n.a.             0
California Safe Drinking Water Bond Law of 1976 ...............    6/8/1976       175,000        31,150          n.a.         2,500
California Safe Drinking Water Bond Law of 1984 ...............   11/6/1984        75,000        20,990          n.a.             0
California Safe Drinking Water Bond Law of 1986 ...............   11/4/1986       100,000        54,095          n.a.             0
California Safe Drinking Water Bond Law of 1988 ...............   11/8/1988        75,000        47,585         7,100             0
California Wildlife, Coastal, and Park Land Conservation Act of
   1988 .......................................................    6/7/1988       776,000       363,205          n.a.         7,330
Class Size Reduction Public Education Facilities Bond Act of
   1988 (Hi Ed) ...............................................   11/3/1998     2,500,000     2,157,585       285,595             0
Class Size Reduction Public Education Facilities Bond Act of
   1988 (K-12) ................................................   11/3/1998     6,700,000     6,294,260        26,990             0
Clean Air and Transportation Improvement Bond Act of 1990 .....    6/5/1990     1,990,000     1,304,575       193,205        40,925
Clean Water and Water Conservation Bond Law of 1978 ...........    6/6/1978       375,000        25,705          n.a.             0
Clean Water and Water Reclamation Bond Law of 1988 ............   11/8/1988        65,000        44,055             0             0
Clean Water Bond Law of 1970 ..................................   11/3/1970       250,000         3,500          n.a.             0
Clean Water Bond Law of 1974 ..................................    6/4/1974       250,000         7,135          n.a.             0
Clean Water Bond Law of 1984 ..................................   11/6/1984       325,000        66,345          n.a.             0
Community Parklands Act of 1986 ...............................    6/3/1986       100,000        34,610          n.a.             0
County Correctional Facility Capital Expenditure and Youth
   Facility Bond Act of 1988 ..................................   11/8/1988       500,000       275,835             0             0
County Correctional Facility Capital Expenditure Bond Act of
   1986 .......................................................    6/3/1986       495,000       178,180          n.a.             0
County Jail Capital Expenditure Bond Act of 1981 ..............   11/2/1982       280,000        37,650          n.a.             0
County Jail Capital Expenditure Bond Act of 1984 ..............    6/5/1984       250,000        34,500          n.a.             0
Earthquake Safety and Public Buildings Rehabilitation Bond Act
   of 1990 ....................................................    6/5/1990       300,000       199,815        59,450             0
Fish and Wildlife Habitat Enhancement Act of 1984 .............    6/5/1984        85,000        23,235          n.a.             0
Hazardous Substance Cleanup Bond Act of 1984 ..................   11/6/1984       100,000         4,500          n.a.             0
Higher Education Facilities Bond Act of 1986 ..................   11/4/1986       400,000       103,500          n.a.             0
Higher Education Facilities Bond Act of 1988 ..................   11/8/1988       600,000       282,405         3,440         7,000
Higher Education Facilities Bond Act of June 1990 .............    6/5/1990       450,000       232,260         1,000         1,130
Higher Education Facilities Bond Act of June 1992 .............    6/2/1992       900,000       618,905         3,140         5,140
Housing and Emergency Shelter Trust Fund Act of 2002 ..........   11/5/2002     2,100,000             0       980,000     1,120,000
Housing and Homeless Bond Act of 1990 .........................    6/5/1990       150,000         5,975          n.a.             0
Kindergarten - University Public Education Facilities Bond Act
   of 2002 (K-12) .............................................   11/5/2002    11,400,000     8,530,550     2,869,450             0

               AUTHORIZED AND OUTSTANDING GENERAL OBLIGATION BONDS
                                   (continued)


                                                                    Voter Authorization        Bonds       CP Program
                                                                  -----------------------   Outstanding    Authorized
                                                                     Date        Amount         (a)           (b)       Unissued (c)
                                                                  ---------   -----------   -----------   -----------   ------------
Kindergarten - University Public Education Facilities Bond Act
   of 2002 (Hi-Ed) ............................................   11/5/2002     1,650,000       145,850     1,088,150       416,000
Kindergarten - University Public Education Facilities Bond Act
   of 2004 (K-12) .............................................    3/2/2004    10,000,000       400,000     9,600,000             0
Kindergarten - University Public Education Facilities Bond Act
   of 2004 (Hi-Ed) ............................................    3/2/2004     2,300,000             0       726,476     1,573,524
Lake Tahoe Acquisitions Bond Act ..............................    8/2/1982        85,000        21,335          n.a.             0
New Prison Construction Bond Act of 1981 ......................    6/8/1982       495,000        24,500          n.a.             0
New Prison Construction Bond Act of 1984 ......................    6/5/1984       300,000        17,500          n.a.             0
New Prison Construction Bond Act of 1986 ......................   11/4/1986       500,000       141,585          n.a.             0
New Prison Construction Bond Act of 1988 ......................   11/8/1988       817,000       382,770        12,260             0
New Prison Construction Bond Act of 1990 ......................    6/5/1990       450,000       210,315         6,125             0
Passenger Rail and Clean Air Bond Act of 1990 .................    6/5/1990     1,000,000       548,575             0             0
Public Education Facilities Bond Act of 1996 (K-12) ...........   3/26/1996     2,025,000     1,650,245        46,790             0
Public Education Facilities Bond Act of 1996 (Hi-Ed) ..........   3/26/1996   $   975,000   $   855,050   $    29,630    $    8,700
1988 School Facilities Bond Act ...............................   11/8/1988       800,000       395,520         2,665             0
1990 School Facilities Bond Act ...............................    6/5/1990       800,000       409,530         2,990             0
1992 School Facilities Bond Act ...............................   11/3/1992       900,000       545,652         6,614             0
Safe, Clean Reliable Water Supply Act of 1996 .................   11/5/1996       995,000       598,890       358,115             0
Safe Drinking Water Bond Act of 2000 ..........................    3/7/2000     1,970,000       498,360       585,172       873,800
Safe Neighborhood Parks Bond Act of 2000 ......................    3/7/2000     2,100,000     1,003,240       545,875       528,805
School Building and Earthquake Bond Act of 1974 ...............   11/5/1974        40,000        29,320          n.a.             0
School Facilities Bond Act of 1988 ............................    6/7/1988       800,000       349,185          n.a.             0
School Facilities Bond Act of 1990 ............................   11/6/1990       800,000       449,850             0             0
School Facilities Bond Act of 1992 ............................    6/2/1992     1,900,000     1,120,265        17,290             0
Seismic Retrofit Bond Act of 1996 .............................   3/26/1996     2,000,000     1,628,170       209,645             0
Senior Center Bond Act of 1984 ................................   11/6/1984        50,000         4,750          n.a.             0
State School Building Lease-Purchase Bond Law of 1982 .........   11/2/1982       500,000         7,250          n.a.             0
State School Building Lease-Purchase Bond Law of 1984 .........   11/6/1984       450,000        80,000          n.a.             0
State School Building Lease-Purchase Bond Law of 1986 .........   11/4/1986       800,000       226,800          n.a.             0
State, Urban, and Coastal Park Bond Act of 1976 ...............   11/2/1976       280,000        11,580          n.a.             0
Veteran's Homes Bond Act of 2000 ..............................    3/7/2000        50,000             0        45,000         5,000
Voting Modernization Bond Act of 2002 .........................    3/5/2002       200,000        61,130        93,870        45,000
Water Conservation and Water Quality Bond Law of 1986 .........    6/3/1986       150,000        62,860          n.a.        27,600
Water Conservation Bond Law of 1988 ...........................   11/8/1988        60,000        36,545        11,500             0
Water Security, Clean Drinking Water, Coastal and Beach
   Protection Act of 2002 .....................................   11/5/2002     3,440,000       413,645       918,455     2,107,900
                                                                              -----------   -----------   -----------    -----------
Total General Funds Bonds ..................................                  $75,128,000   $33,773,207   $20,125,287    $8,040,129
                                                                              -----------   -----------   -----------    -----------

               AUTHORIZED AND OUTSTANDING GENERAL OBLIGATION BONDS
                                   (continued)


                                                                    Voter Authorization        Bonds       CP Program
                                                                  -----------------------   Outstanding    Authorized
                                                                     Date        Amount         (a)           (b)       Unissued (c)
                                                                  ---------   -----------   -----------   -----------   ------------
ENTERPRISE FUND BONDS (Self Liquidating)
California Water Resources Development Bond Act of 1959 .......   11/8/1960   $ 1,750,000   $   755,640   $      n.a.   $   167,600
Veterans Bonds ................................................         (d)     4,510,000     1,275,550             0       605,585
                                                                              -----------   -----------   -----------   ------------
 Total Enterprise Fund Bonds ................................                 $ 6,260,000   $ 2,031,190   $         0   $   773,185
                                                                              -----------   -----------   -----------   ------------
SPECIAL REVENUE FUND BONDS (Self Liquidating)
Economic Recovery Bond Act ....................................    3/2/2004   $15,000,000   $10,896,080   $      n.a.   $ 4,103,920
                                                                              -----------   -----------   -----------   ------------
   Total Special Revenue Fund Bonds ...........................               $15,000,000   $10,896,080   $         0   $ 4,103,920
                                                                              -----------   -----------   -----------   ------------
                                                                              -----------   -----------   -----------   ------------
TOTAL GENERAL OBLIGATION BONDS ................................               $96,388,000   $46,700,477   $20,125,287   $12,917,234
                                                                              ===========   ===========   ===========   ============



----------
(a) Includes the initial value of capital appreciation bonds rather than the accreted value.

(b) Represents the total amount of commercial paper authorized by Finance Committees that could be issued for new money projects. Of this amount, no more than $1.5 billion of commercial paper principal and interest can be owing at any time. As of the date of this table, there is $597,844,000 of commercial paper issued and outstanding. The bond acts marked as "n.a." are not legally permitted to utilize commercial paper, or all bonds were issued before the commercial paper program began.

(c)  Treats full commercial paper authorization as issued; see footnote (b).

(d)  Various dates.

SOURCE: State of California, Office of the Treasurer.

                   GENERAL OBLIGATION AND LEASE REVENUE BONDS
                      SUMMARY OF DEBT SERVICE REQUIREMENTS
                             As of November 1, 2004



                                                                     Total Debt
                                            ------------------------------------------------------------
                                                 Interest           Principal (a)            Total
                                            ------------------   ------------------   ------------------
         GENERAL OBLIGATION BONDS

GENERAL FUND NON-SELF LIQUIDATING
Fixed Rate                                  $22,409,552,851.11   $31,373,206,512.18   $53,782,759,363.29
Variable Rate (b)                               858,094,203.72     2,400,000,000.00     3,258,094,203.72

ENTERPRISE FUND SELF LIQUIDATING
Fixed Rate                                    1,095,332,568.77     2,031,190,000.00     3,126,522,568.77

SPECIAL REVENUE FUND SELF LIQUIDATING (c)
Fixed Rate                                    2,782,004,828.04     6,921,515,000.00     9,703,519,828.04
Variable Rate (b) (d)                           944,030,885.04     3,974,565,000.00     4,918,595,885.04

              REVENUE BONDS

GENERAL FUND LEASE REVENUE
Lease Purchase                                3,871,187,371.22     7,178,037,629.22    11,049,225,000.44
                                            ------------------   ------------------   ------------------
General Fund and Lease Revenue Total (e)    $31,960,202,707.90   $53,878,514,141.40   $85,838,716,849.30
                                            ==================   ==================   ==================



----------
(a)  Includes scheduled mandatory sinking fund payments.

(b) The estimate of future interest payments is based on rates in effect as of June 30, 2004.

(c)  Economic Recovery Bonds.

(d) $1,000,000,000 of Series 2004B bonds bear interest at fixed rates ranging from 3.00-5.00% until reset dates on July l, 2007 and July l, 2008, and are assumed to bear interest at the rate of 3.33% from each reset date to maturity.

(e)  Estimated interest included.

SOURCE: State of California, Office of the Treasurer.

                      SCHEDULE OF DEBT SERVICE REQUIREMENTS
                   FOR GENERAL FUND NON-SELF LIQUIDATING BONDS
                                   Fixed Rate
                             As of November 1, 2004



                                             Current Debt
                     ----------------------------------------------------------------
Fiscal Year Ending
      June 30             Interest           Principal (a)              Total
------------------   ------------------   ------------------   ----------------------
2005                     913,032,219.17       580,619,388.71     1,493,651,607.88 (b)
2006                   1,592,906,763.75     1,289,970,000.00     2,882,876,763.75
2007                   1,520,291,879.68     1,322,125,000.00     2,842,416,879.68
2008                   1,450,376,956.68     1,477,848,078.31     2,928,225,034.99
2009                   1,370,332,292.50     1,549,875,000.00     2,920,207,292.50
2010                   1,286,360,486.30     1,620,180,000.00     2,906,540,486.30
2011                   1,200,916,641.09     1,583,164,045.16     2,784,080,686.25
2012                   1,112,100,513.69     1,230,210,000.00     2,342,310,513.69
2013                   1,050,832,095.00       978,650,000.00     2,029,482,095.00
2014                   1,003,326,533.39       883,170,000.00     1,886,496,533.39
2015                     960,344,019.69       865,115,000.00     1,825,459,019.69
2016                     914,889,263.96       766,830,000.00     1,681,719,263.96
2017                     874,401,685.85       779,855,000.00     1,654,256,685.85
2018                     834,556,672.23       812,480,000.00     1,647,036,672.23
2019                     792,063,969.75       879,630,000.00     1,671,693,969.75
2020                     746,609,676.00       942,170,000.00     1,688,779,676.00
2021                     698,918,987.25       908,055,000.00     1,606,973,987.25
2022                     652,152,148.50     1,073,060,000.00     1,725,212,148.50
2023                     596,032,818.95     1,149,240,000.00     1,745,272,818.95
2024                     538,538,593.11     1,038,070,000.00     1,576,608,593.11
2025                     484,017,513.80     1,196,175,000.00     1,680,192,511.80
2026                     424,474,565.09     1,116,600,000.00     1,541,074,565.09
2027                     367,691,360.09     1,132,010,000.00     1,499,701,360.09
2028                     309,536,982.84     1,186,110,000.00     1,495,646,982.84
2029                     249,043,392.50     1,113,905,000.00     1,362,948,392.50
2030                     190,247,447.00     1,256,240,000.00     1,446,487,447.00
2031                     128,608,962.00       887,295,000.00     1,015,903,962.00
2032                      85,265,465.00       767,265,000.00       852,530,465.00
2033                      46,669,713.75       638,155,000.00       684,824,713.75
2034                      15,013,232.50       349,135,000.00       364,148,232.50
                     ------------------   ------------------   ------------------
Total                $22,409,552,851.11   $31,373,206,512.18   $53,782,759,363.29
                     ==================   ==================   ==================



----------
c(a)  Includes scheduled mandatory sinking fund payments.

(b) Total represents the remaining debt service requirements from December 1, 2004 through June 30, 2005.

SOURCE: State of California, Office of the Treasurer.

                    SCHEDULE OF DEBT SERVICE REQUIREMENTS FOR
                     GENERAL FUND NON-SELF LIQUIDATING BONDS
                                  Variable Rate
                             As of November 1, 2004



                                           Current Debt
                     -----------------------------------------------------------
Fiscal Year Ending
      June 30            Interest        Principal (a)             Total
------------------   ---------------   -----------------   ---------------------
2005                   23,901,142.69                0.00       23,901,142.69 (c)
2006                   41,726,194.44                0.00       41,726,194.44
2007                   41,726,194.44                0.00       41,726,194.44
2008                   41,845,306.30                0.00       41,845,306.30
2009                   41,591,777.03                0.00       41,591,777.03
2010                   41,726,194.44                0.00       41,726,194.44
2011                   41,726,194.44                0.00       41,726,194.44
2012                   41,751,602.75                0.00       41,751,602.75
2013                   41,856,787.66                0.00       41,856,787.66
2014                   41,637,749.24                0.00       41,637,749.24
2015                   41,643,165.91                0.00       41,643,165.91
2016                   41,693,871.15       67,455,000.00      109,148,871.15
2017                   40,403,550.27       87,885,000.00      128,288,550.27
2018                   38,935,968.56       83,390,000.00      122,325,968.56
2019                   37,648,100.04       77,080,000.00      114,728,100.04
2020                   35,999,151.90       89,250,000.00      125,249,151.90
2021                   34,403,611.50      183,510,000.00      217,913,611.50
2022                   31,428,521.03       97,060,000.00      128,488,521.03
2023                   29,707,441.76      119,800,000.00      149,507,441.76
2024                   27,497,400.85      296,540,000.00      324,037,400.85
2025                   22,397,866.10      201,180,000.00      223,577,866.10
2026                   18,793,567.54      346,030,000.00      364,823,567.54
2027                   13,341,531.53       74,285,000.00       87,626,531.53
2028                   12,220,956.17       77,260,000.00       89,480,956.17
2029                   10,579,069.69      110,350,000.00      120,929,069.69
2030                    8,644,918.85      114,760,000.00      123,404,918.85
2031                    6,561,576.33      119,350,000.00      125,911,576.33
2032                    4,443,241.21      124,125,000.00      128,568,241.21
2033                    2,236,824.75      129,090,000.00      131,326,824.75
2034                       24,725.15        1,600,000.00        1,624,725.15
                     ---------------   -----------------   -----------------
Total                $858,094,203.72   $2,400,000,000.00   $3,258,094,203.72
                     ===============   =================   =================



----------
(a) The estimate of future interest payments is based on rates in effect as of November 1, 2004. The interest rates for the daily, weekly and auction rate bonds range from 1.54 - 1.82%.

(b)  Includes scheduled mandatory sinking hind payments.

(c) Total represents the remaining estimated debt service requirements from December 1, 2004 through June 30, 2005.

SOURCE: State of California, Office of the Treasurer.

                    SCHEDULE OF DEBT SERVICE REQUIREMENTS FOR
                     ENTERPRISE FUND SELF LIQUIDATING BONDS
                                   Fixed Rate
                             As of November 1, 2004



                                            Current Debt
                     -------------------------------------------------------------
Fiscal Year Ending
      June 30             Interest         Principal (a)             Total
------------------   -----------------   -----------------   ---------------------
2005..............   $   86,175,154.14   $   63,585,000.00   $  149,760,154.14 (b)
2006..............      110,433,031.00      124,300,000.00      234,733,031.00
2007..............      101,422,747.26      129,360,000.00      230,782,747.26
2008..............       91,600,911.04      136,430,000.00      228,030,911.04
2009..............       81,812,643.75      135,340,000.00      217,152,643.75
2010..............       72,539,719.05      118,190,000.00      190,729,719.05
2011..............       65,209,997.02       86,480,000.00      151,689,997.02
2012..............       60,775,254.75       90,895,000.00      151,670,254.75
2013..............       56,806,861.87       83,395,000.00      140,201,861.87
2014..............       52,774,188.50       97,720,000.00      150,494,188.50
2015..............       47,917,828.05      114,260,000.00      162,177,828.05
2016..............       42,123,571.90      121,930,000.00      164,053,571.90
2017..............       35,895,849.29      129,925,000.00      165,820,849.29
2018..............       29,865,583.99      105,035,000.00      134,900,583.99
2019..............       24,519,579.11      100,850,000.00      125,369,579.11
2020..............       20,506,283.61       52,590,000.00       73,096,283.61
2021..............       17,704,637.50       45,615,000.00       63,319,637.50
2022..............       15,228,971.25       41,240,000.00       56,468,971.25
2023..............       13,480,617.01       21,730,000.00       35,210,617.01
2024..............       12,264,105.52       23,025,000.00       35,289,105.52
2025..............       10,949,341.91       25,350,000.00       36,299,341.91
2026..............        9,740,973.75       18,805,000.00       28,545,973.75
2027..............        8,650,135.00       20,645,000.00       29,295,135.00
2028..............        7,687,360.00       14,215,000.00       21,902,360.00
2029..............        6,741,760.00       19,955,000.00       26,696,760.00
2030..............        5,404,392.50       28,100,000.00       33,504,392.50
2031..............        3,892,867.50       25,920,000.00       29,812,867.50
2032..............        2,395,225.00       27,375,000.00       29,770,225.00
2033..............          812,977.50       28,930,000.00       29,742,977.50
                     -----------------   -----------------   -----------------
   Total..........   $1,095,332,568.77   $2,031,190,000.00   $3,126,522,568.77
                     =================   =================   =================



----------
(a)  Includes scheduled mandatory sinking fund payments.

(b) Total represents the remaining debt service requirements from December 1, 2004 through June 30, 2005.

SOURCE: State of California, Office of the Treasurer.

                    SCHEDULE OF DEBT SERVICE REQUIREMENTS FOR
                   SPECIAL REVENUE FUND SELF LIQUIDATING BONDS
                                   Fixed Rate
                             As of November 1, 2004



                                            Current Debt
Fiscal Year Ending   ---------------------------------------------------------
      June 30             Interest         Principal (a)           Total
------------------   -----------------   -----------------   -----------------
       2005             215,581,452.52                0.00      215,581,452.52(b)
       2006             334,057,750.00      339,650,000.00      673,707,750.00
       2007             321,933,000.00      359,070,000.00      681,003,000.00
       2008             306,105,625.00      393,925,000.00      700,030,625.00
       2009             286,950,375.00      449,920,000.00      736,870,375.00
       2010             264,435,050.00      506,870,000.00      771,305,050.00
       2011             238,816,012.50      549,060,000.00      787,876,012.50
       2012             210,582,985.00      289,375,000.00      499,957,985.00
       2013             187,930,527.50      612,520,000.00      800,450,527.50
       2014             155,291,928.75      663,665,000.00      818,956,928.75
       2015             119,707,869.27      718,195,000.00      837,902,869.27
       2016              81,873,485.00      776,040,000.00      857,913,485.00
       2017              44,866,155.00      712,225,000.00      757,091,155.00
       2018              13,611,362.50      550,000,000.00      563,611,362.50
       2019                  47,500.00                0.00           47,500.00
       2020                  47,500.00                0.00           47,500.00
       2021                  47,500.00                0.00           47,500.00
       2022                  47,500.00                0.00           47,500.00
       2023                  47,500.00                0.00           47,500.00
       2024                  23,750.00        1,000,000.00        1,023,750.00
                     -----------------   -----------------   -----------------
       Total         $2,782,004,828.04   $6,921,515,000.00   $9,703,519,828.04
                     =================   =================   =================



----------
(a)  Includes scheduled mandatory sinking fund payments.

(b) Total represents the remaining debt service requirements front December 1, 2004 through June 30, 2005.

SOURCE: State of California, Office of the Treasurer.

                    SCHEDULE OF DEBT SERVICE REQUIREMENTS FOR
                   SPECIAL REVENUE FUND SELF LIQUIDATING BONDS
                                  Variable Rate
                             As of November 1, 2004




                                           Current Debt
Fiscal Year Ending   -------------------------------------------------------
      June 30          Interest(a)       Principal (b)           Total
------------------   ---------------   -----------------   -----------------
2005..............   $ 45,359,556.31   $              --   $   45,359,556.31(c)
2006..............     73,855,589.50                  --       73,855,589.50
2007..............     73,855,589.50                  --       73,855,589.50
2008..............     71,411,016.88                  --       71,411,016.88
2009..............     66,462,962.12                  --       66,462,962.12
2010..............     64,500,389.50                  --       64,500,389.50
2011..............     64,500,389.50                  --       64,500,389.50
2012..............     64,550,369.91                  --       64,550,369.91
2013..............     64,621,370.13                  --       64,621,370.13
2014..............     64,414,908.98                  --       64,414,908.98
2015..............     64,414,908.98                  --       64,414,908.98
2016..............     64,550,369.91                  --       64,550,369.91
2017..............     62,391,304.09      297,410,000.00      359,801,304.09
2018..............     50,736,638.73      651,985,000.00      702,721,638.73
2019..............     29,293,934.33      985,780,000.00    1,015,073,934.33
2020..............     14,307,809.70    1,018,150,000.00    1,032,457,809.70
2021..............      4,405,381.98      788,365,000.00      792,770,381.98
2022..............        288,626.84      226,625,000.00      226,913,626.84
2023..............         88,575.00                  --           88,575.00
2024..............         21,193.15        6,250,000.00        6,271,193.15
                     ---------------   -----------------   -----------------
   Total..........   $944,030,855.04   $3,974,565,000.00   $4,918,595,885.04
                     ===============   =================   =================



----------
(a) The estimate of future interest payments is based on rates in effect as of June 30, 2004. The interest rates for the daily and weekly rate bonds range from 1.00-1.12%. $1,000,000,000 of Series 2004B bonds bear interest at fixed rates ranging from 3.00-5.00% until reset dates on July 1, 2007 and July 1, 2008, and are assumed to bear interest at the rate of 3.33% from each reset date to maturity.

(b)  Includes scheduled mandatory sinking fund payments.

(c) Total represents the remaining estimated debt service requirements from December l, 2004 through June 30, 2005.

SOURCE: State of California, Office of the Treasurer.

                      SCHEDULE OF DEBT SERVICE REQUIREMENTS
                             FOR LEASE-PURCHASE DEBT
                             As of November 1, 2004



                                            Current Debt
Fiscal Year Ending   ----------------------------------------------------------
      June 30             Interest         Principal (b)            Total
------------------   -----------------   -----------------   ------------------
       2005             278,223,733.37      244,610,000.00       522,833,733.37(b)
       2006             363,548,715.18      393,497,554.60       757,046,269.78
       2007             349,283,358.09      347,313,920.44       696,597,278.53
       2008             329,138,078.35      356,591,787.98       685,729,866.33
       2009             315,396,600.44      379,487,732.44       694,884,332.88
       2010             290,804,782.24      369,051,633.76       659,856,416.00
       2011             260,923,032.68      382,675,000.00       643,598,032.68
       2012             241,271,875.56      367,050,000.00       608,321,875.56
       2013             222,212,102.70      376,960,000.00       599,172,102.70
       2014             202,594,393.34      381,295,000.00       583,889,393.34
       2015             182,318,890.34      400,910,000.00       583,228,890.34
       2016             161,167,210.16      383,550,000.00       544,717,210.16
       2017             140,435,686.17      390,075,000.00       530,510,686.17
       2018             119,871,711.90      406,305,000.00       526,176,711.90
       2019              98,926,877.53      367,065,000.00       465,991,877.53
       2020              79,668,423.82      339,070,000.00       418,738,423.82
       2021              63,167,666.99      277,330,000.00       340,497,666.99
       2022              48,587,187.49      249,665,000.00       298,252,187.49
       2023              37,138,507.87      197,165,000.00       234,303,507.87
       2024              27,893,783.25      108,700,000.00       136,593,783.25
       2025              22,294,692.50      114,300,000.00       136,594,692.50
       2026              16,882,800.00      103,240,000.00       120,122,800.00
       2027              11,573,442.50      108,515,000.00       120,088,442.50
       2028               6,057,768.75       98,375,000.00       104,432,768.75
       2029               1,806,050.00       35,240,000.00        37,046,050.00
                     -----------------   -----------------   ------------------
       Total         $3,871,187,371.22   $7,178,037,629.22   $11,049,225,000.44
                     =================   =================   ==================



----------
(a)  Includes scheduled mandatory sinking fund payments.

(b) Total represents the remaining debt service requirements from December 1, 2004 through July 1, 2005.

SOURCE:  State of California, Office of the Treasurer.

                STATE PUBLIC WORKS BOARD AND OTHER LEASE-PURCHASE
                          FINANCING OUTSTANDING ISSUES
                                November l, 2004



Name of Issue                                            Outstanding
-------------                                          --------------
GENERAL FUND SUPPORTED ISSUES:
State Public Works Board
California Community Colleges                             533,855,000
California Department of Corrections*                   2,504,421,019
California Youth Authority                                 16,665,000
Office of Energy Assessments (a)                           62,170,000
The Regents of the University of California (b)*        1,099,736,610
Trustees of the California State University               554,295,000
Various State Office Buildings                          1,568,035,000
                                                       --------------
   Total State Public Works Board Issues               $6,339,177,629

Total Other State Building Lease Purchase Issues (c)   $  838,860,000
                                                       --------------
Total General Fund Supported Issues                    $7,178,037,629

SPECIAL FUND SUPPORTED ISSUES:
East Bay State Building Authority *                        62,967,452
San Bernardino Joint Powers Financing Authority            53,465,000
San Francisco State Building Authority (d)                 35,635,000
                                                       --------------
Total Special Fund Supported Issues                    $  152,067,452

TOTAL                                                  $7,330,105,081
                                                       ==============



----------
* Includes the initial value of capital appreciation bonds rather than the accreted value.

(a)  This program is self-liquidating based on energy cost savings.

(b) The Regents' obligations to the State Public Works Board are payable from lawfully available funds of The Regents which are held in The Regents' treasury funds and are separate from the State General Fund. A portion of The Regents' annual budget is derived from General Fund appropriations.

(c) Includes $180,450,000 Sacramento City Financing Authority Lease Revenue Bonds State of California - Cal EPA Building, 1998 Series A, which are supported by lease rentals from the California Environmental Protection Agency; these rental payments are subject to annual appropriation by the State Legislature.

(d)  The sole tenant is the California Public Utilities Commission.

SOURCE: State of California, Office of the Treasurer.

                           STATE AGENCY REVENUE BONDS
                              AND CONDUIT FINANCING
                               As of June 30, 2004



Issuing Agency                                                                     Outstanding/(a)(b)/
--------------                                                                     -------------------
State Programs Financing:
   California Department of Transportation - GARVEE ............................     $   614,850,000
   California Infrastructure and Economic Development Bank /(c)/................       1,511,805,000
   California Power Authority ..................................................          26,105,000
California State University ....................................................       1,052,173,000
Department of Water Resources - Central Valley Project .........................       2,257,450,000
Department of Water Resources - Power Supply Program ...........................       6,833,500,000
The Regents of the University of California ....................................       4,371,455,000
Housing Financing:
   California Housing Finance Agency ...........................................       7,888,646,468
   Veterans Revenue Debenture ..................................................         492,810,000
Conduit Financing:
   California Alternative Energy and Advanced Transportation Financing Authority          53,610,000
   California Educational Facilities Authority .................................       3,089,000,851
   California Health Facilities Financing Authority ............................       6,012,086,899
   California Infrastructure and Economic Development Bank /(c)/................       1,909,435,307
   California Pollution Control Financing Authority ............................       3,965,667,284
   California School Finance Authority .........................................              45,000
   California Student Loan Authority ...........................................          88,460,000
                                                                                     ---------------
   TOTAL .......................................................................     $40,167,099,809
                                                                                     ===============



----------
/(a)/ Totals for California State University, Department of Water
     Resources-Central Valley Project, and Veterans Revenue Debenture were provided by the State of California, Office of the Treasurer. All other totals were provided by the listed issuing agency.

/(b)/ Does not include $6 Billion of "tobacco settlement revenue bonds" issued by Golden State Tobacco Securitization Corporation.

/(c)/ Does not include S6 billion of "rate reduction bonds" issued by special purpose trusts for the benefit of four investor-owned electric utility companies representing interests in certain electric rate surcharges.

              AUTHORIZED AND OUTSTANDING GENERAL OBLIGATION BONDS
                             As of November 1, 2004
                                  (Thousands)

                         SELIGMAN MUNICIPAL SERIES TRUST

                        Seligman Florida Municipal Series


                       Statement of Additional Information
                                February 1, 2005


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2005 (the "Prospectus"), offering Class A shares, Class C shares and Class D shares. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.


                                Table of Contents

Fund History ..............................................................    2
Description of the Fund and its Investments and Risks .....................    2
Management of the Fund ....................................................    8
Control Persons and Principal Holders of Securities .......................   12
Investment Advisory and Other Services ....................................   13
Brokerage Allocation and Other Practices ..................................   18
Shares of Beneficial Interest and Other Securities ........................   19
Purchase, Redemption, and Pricing of Shares ...............................   19
Taxation of the Fund ......................................................   24
Underwriters ..............................................................   27
Calculation of Performance Data ...........................................   28
Financial Statements ......................................................   30
General Information .......................................................   30
Appendix A ................................................................   32
Appendix B ................................................................   35

TEB1B

                                  Fund History

Seligman Municipal Series Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.

              Description of the Fund and its Investments and Risks

Classification

Seligman Municipal Series Trust (the "Series") is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate series, of which Seligman Florida Municipal Series is discussed in this SAI:

Seligman California Municipal High-Yield Series
Seligman California Municipal Quality Series
Seligman Florida Municipal Series ("Florida Fund")
Seligman North Carolina Municipal Series

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Prospectus.


The Fund seeks to provide high income exempt from regular federal income taxes consistent with preservation of capital. The Fund also invests with consideration given to capital gain. Such income could however be subject to the federal alternative minimum tax, as well as any applicable state alternative minimum tax.


The Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"). Municipal Securities rated in these categories are commonly referred to as investment grade. The Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this SAI.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

Florida Municipal Securities. Florida Municipal Securities include notes, bonds and commercial paper issued by or on behalf of the State of Florida, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes. Such securities are traded primarily in an over-the-counter market. The Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended ("1940 Act"), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Fund invests principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds ("IDBs") are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Fund may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

     1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

     2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. The Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that the Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or issuer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the obligation upon demand, or
(2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, the Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. The Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Fund currently does not purchase participation interests and has no current intention of doing so.

When-Issued Securities. The Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. The Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date.

A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. The Fund meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in the Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Fund is authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Fund has no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at the Fund's option, specified securities at a specified price.

The price which the Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund's right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, the Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Trustees may, in the future, consider whether the Funds should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, the Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission ("SEC") for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the SEC will issue such an order.

Standby commitments with respect to portfolio securities of the Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of the Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the SEC.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. The Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, the Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and Florida personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of the Fund's net assets.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and a Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of the Fund. Under these policies, the Fund may not:

..    Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

..    Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

..    Invest more than 25% of total assets at market value in any one industry;
     except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

..    As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities);

..    Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for trustees;

..    Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

..    Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

..    Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

..    Purchase or sell commodities or commodity contracts including futures contracts; or

..    Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.


Under Rule 35d-1 of the 1940 Act, the Fund also may not change its investment strategy of investing at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and regular personal income taxes in Florida without first providing notice to shareholders, as provided under Rule 35d-1(c) of the 1940 Act, at least 60 days prior to such change. This policy is not fundamental.


Temporary Defensive Position

In abnormal market conditions, if, in the judgment of the Fund, municipal securities satisfying the Fund's investment objectives may not be purchased, the Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under "Florida Municipal Securities" above that would otherwise meet the Fund's objectives.

Also, in abnormal market conditions, the Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S & P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S & P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates but the Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.


The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the fiscal years ended September 30, 2004 and 2003 were -0- and 12.51%, respectively. The fluctuation in portfolio turnover rates of the Fund resulted from conditions in the Florida municipal market and bond market in general. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

Disclosure of Portfolio Holdings

The Fund's full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on Seligman's website (www.seligman.com/(1)/). In addition, the Fund's top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Fund's portfolio holdings information described above to third parties the day after such information appears on Seligman's website. The foregoing monthly and quarterly information will remain available on Seligman's website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Fund's Board of Trustees, the Fund's portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund's procedures require the prior written approval of the President or Chief Investment Officer of Seligman or the President of Seligman Advisors and the Fund's Chief Compliance Officer (the "CCO") before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of shareholders. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Fund's portfolio holding information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Fund's Board of Trustees regarding compliance with the Fund's policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund's policies expressly permit Seligman's employees to release the Fund's holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Fund owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund also permits its auditors to have access to the Fund's portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Fund's portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc., Vestek Systems, Inc. and Standard and Poor's Securities Evaluations, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Fund's portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT. All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Fund's CCO and are made are pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund's portfolio holdings pursuant to these arrangements.



----------
/(1)/ The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this SAI or the Fund's Prospectus.

                             Management of the Fund

Board of Trustees

The Board of Trustees provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Trustees and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


                                                                                                        Number of
                              Term of                                                                  Portfolios
                            Office and                                                                   in Fund
                             Length of                                                                   Complex
Name, (Age), Position(s)       Time        Principal Occupation(s) During Past 5 Years, Trusteeships    Overseen
        With Fund             Served*                        and Other Information                     by Trustee
-----------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------
Robert B. Catell (68)      2003 to Date   Chairman, Chief Executive Officer and Director, KeySpan          60
Trustee                                   Corporation, diversified energy, gas and electric company;
                                          Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of
                                          Seligman Cash Management Fund, Inc.); Director or Trustee,
                                          Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas
                                          Liquids, Ltd., The Houston Exploration Company, oil and
                                          gas exploration, development and production companies;
                                          Edison Electric Institute, New York State Energy Research
                                          and Development Authority, Independence Community Bank,
                                          Business Council of New York State, Inc., New York City
                                          Partnership and the Long Island Association, business and
                                          civic organizations.

John R. Galvin (75)        1995 to Date   Dean Emeritus, Fletcher School of Law and Diplomacy at           61
Trustee                                   Tufts University; Director or Trustee of each of the
                                          investment companies of the Seligman Group of Funds**; and
                                          Chairman Emeritus, American Council on Germany. Formerly,
                                          Director, USLIFE Corporation, life insurance and Raytheon
                                          Co., defense and commercial electronics; Governor of the
                                          Center for Creative Leadership. From June 1987 to June
                                          1992, he was the Supreme Allied Commander, Europe and the
                                          Commander-in-Chief, United States European Command.

Alice S. Ilchman (69)      1991 to Date   President Emerita, Sarah Lawrence College; Director or           61
Trustee                                   Trustee of each of the investment companies of the
                                          Seligman Group of Funds**; Director, Jeannette K. Watson
                                          Summer Fellowship, summer internships for college
                                          students; Trustee, Save the Children, non-profit
                                          child-assistance organization, and the Committee for
                                          Economic Development; Governor, Court of Governors, London
                                          School of Economics; and Director, Public Broadcasting
                                          Service (PBS). Formerly, Chairman, The Rockefeller
                                          Foundation, charitable foundation; and Director, New York
                                          Telephone Company.

Frank A. McPherson (71)    1995 to Date   Retired Chairman of the Board and Chief Executive Officer        61
Trustee                                   of Kerr-McGee Corporation, diversified energy and chemical company; Director or Trustee of each of the investment
                                          companies of the Seligman Group of Funds**; Director,
                                          ConocoPhillips, integrated international oil corporation,
                                          Integris Health, owner of various hospitals, BOK
                                          Financial, bank holding company, Oklahoma Chapter of the
                                          Nature Conservancy, Oklahoma Medical Research Foundation,
                                          Boys and Girls Clubs of Oklahoma, Oklahoma City Public
                                          Schools Foundation and Oklahoma Foundation for Excellence
                                          in Education. Formerly, Director, Kimberly-Clark
                                          Corporation, consumer products and the Federal Reserve
                                          System's Kansas City Reserve Bank.

John E. Merow (75)         1984 to Date   Retired Chairman and Senior Partner, Sullivan & Cromwell         61
Trustee                                   LLP, law firm; Director or Trustee of each of the
                                          investment companies of the Seligman Group of Funds**;
                                          Director, Aleris International, Inc., aluminum and zinc
                                          recycler and manufacturer of aluminum rolled products;
                                          Director Emeritus, the Municipal Art Society of New York;
                                          Executive Committee Member and Secretary, the U.S. Council
                                          for International Business; Trustee, New York-Presbyterian
                                          Hospital;

                                                                                                        Number of
                              Term of                                                                  Portfolios
                            Office and                                                                   in Fund
                             Length of                                                                   Complex
Name, (Age), Position(s)       Time        Principal Occupation(s) During Past 5 Years, Trusteeships    Overseen
        With Fund             Served*                        and Other Information                     by Trustee
------------------------   ------------   ----------------------------------------------------------   ----------
                                          Trustee and Vice Chairman, New York-Presbyterian
                                          Healthcare System, Inc.; and Member of the American Law
                                          Institute and the Council on Foreign Relations.

Betsy S. Michel (62)       1984 to Date   Attorney; Director or Trustee of each of the investment          61
Trustee                                   companies of the Seligman Group of Funds**; Trustee, The
                                          Geraldine R. Dodge Foundation, charitable foundation.
                                          Formerly, Chairman of the Board of Trustees of St.
                                          George's School (Newport, RI) and Trustee, World Learning,
                                          Inc., international educational training.

Leroy C. Richie (63)       2000 to Date   Chairman and Chief Executive Officer, Q Standards                60
Trustee                                   Worldwide, Inc., library of technical standards; Director
                                          or Trustee of each of the investment companies of the
                                          Seligman Group of Funds** (with the exception of Seligman
                                          Cash Management Fund, Inc.); Director, Kerr-McGee
                                          Corporation, diversified energy and chemical company, and
                                          Infinity, Inc., oil and gas services and exploration;
                                          Director and Chairman, Highland Park Michigan Economic
                                          Development Corp. Formerly, Trustee, New York University
                                          Law Center Foundation; Vice Chairman, Detroit Medical
                                          Center and Detroit Economic Growth Corp.; Chairman and
                                          Chief Executive Officer, Capital Coating Technologies,
                                          Inc., applied coating technologies; and Vice President and
                                          General Counsel, Automotive Legal Affairs, Chrysler
                                          Corporation.

Robert L. Shafer (72)      1984 to Date   Retired Vice President, Pfizer Inc., pharmaceuticals;            61
Trustee                                   Director or Trustee of each of the investment companies of the Seligman Group of Funds** and Ambassador and Permanent
                                          Observer of the Sovereign and Military Order of Malta to
                                          the United Nations. Formerly, Director, USLIFE
                                          Corporation, life insurance.

James N. Whitson (69)      1993 to Date   Retired Executive Vice President and Chief Operating             61
Trustee                                   Officer, Sammons Enterprises, Inc., a diversified holding
                                          company; Director or Trustee of each of the investment
                                          companies of the Seligman Group of Funds**; and Director,
                                          CommScope, Inc., manufacturer of coaxial cable. Formerly,
                                          Director and Consultant, Sammons Enterprises, Inc. and
                                          Director, C-SPAN.

-----------------------------------------------------------------------------------------------------------------
                                    INTERESTED TRUSTEES AND PRINCIPAL OFFICERS
-----------------------------------------------------------------------------------------------------------------
William C. Morris***(66)   1988 to Date   Chairman, J. & W. Seligman & Co. Incorporated, Chairman of       61
Trustee and Chairman of                   the Board and Director or Trustee of each of the
the Board                                 investment companies of the Seligman Group of Funds**;
                                          Chairman, Seligman Advisors, Inc., Seligman Services,
                                          Inc., and Carbo Ceramics Inc., manufacturer of ceramic
                                          proppants for oil and gas industry; Director, Seligman
                                          Data Corp.; and President and Chief Executive Officer, The
                                          Metropolitan Opera Association. Formerly, Director,
                                          Kerr-McGee Corporation, diversified energy and chemical
                                          company and Chief Executive Officer of each of the
                                          investment companies of the Seligman Group of Funds.

Brian T. Zino*** (52)       Dir.: 1993    Director and President, J. & W. Seligman & Co.                   61
Trustee, President and        to Date     Incorporated; Chief Executive Officer, President and
Chief Executive Officer     Pres.: 1995   Director or Trustee of each of the investment companies of
                              to Date     the Seligman Group of Funds**; Director, Seligman
                            CEO.: 2002    Advisors, Inc. and Seligman Services, Inc.; Chairman,
                              to Date     Seligman Data Corp.; Member of the Board of Governors of
                                          the Investment Company Institute; and Director, ICI Mutual
                                          Insurance Company.

Thomas G. Moles (62)       1984 to Date   Director and Managing Director, J. & W. Seligman & Co.           N/A
Vice President and                        Incorporated; Vice President and Co-Portfolio Manager,
Co-Portfolio Manager                      Seligman Municipal Fund Series, Inc., Seligman New Jersey
                                          Municipal Fund, Inc. and Seligman Pennsylvania Municipal
                                          Fund Series; Executive Vice President and Co-Portfolio
                                          Manager, Seligman Quality Municipal Fund, Inc. and
                                          Seligman Select Municipal Fund, Inc., two closed-end
                                          investment companies; and Director, Seligman Advisors,
                                          Inc. and Seligman Services, Inc. Formerly, President,
                                          Seligman Quality Municipal Fund, Inc. and Seligman Select
                                          Municipal Fund, Inc.

Eileen A. Comerford (46)   2003 to Date   Senior Vice President, Investment Officer, J. & W.               N/A
Vice President and                        Seligman & Co. Incorporated; Vice President and
Co-Portfolio Manager                      Co-Portfolio Manager, Seligman Municipal Fund Series,
                                          Inc., Seligman New Jersey Municipal Fund, Inc., Seligman
                                          Pennsylvania Municipal Fund Series, Seligman Quality
                                          Municipal Fund, Inc. and Seligman Select

                                                                                                        Number of
                              Term of                                                                  Portfolios
                            Office and                                                                   in Fund
                             Length of                                                                   Complex
Name, (Age), Position(s)       Time        Principal Occupation(s) During Past 5 Years, Trusteeships    Overseen
        With Fund             Served*                        and Other Information                     by Trustee
------------------------   ------------   ----------------------------------------------------------   ----------
                                          Municipal Fund, Inc., two closed-end investment companies.

Eleanor T.M. Hoagland (53) July 2004 to   Managing Director and Senior Vice President, Risk Manager,
Vice President and Chief       Date       J. & W. Seligman & Co. Incorporated; Vice President and
Compliance Officer                        Chief Compliance Officer for each of the investment
                                          companies of the Seligman Group of Funds**. Formerly,
                                          Managing Director, Partner and Chief Portfolio Strategist,
                                          AMT Capital Management from 1994 to 2000.

Thomas G. Rose (47)        2000 to Date   Chief Financial Officer, Senior Vice President, Finance          N/A
Vice President                            and Treasurer, J. & W. Seligman & Co. Incorporated, Senior
                                          Vice President, Finance, Seligman Advisors, Inc. and
                                          Seligman Data Corp.; Vice President of each of the
                                          investment companies of the Seligman Group of Funds** and
                                          of Seligman Services, Inc. and Seligman International,
                                          Inc. Formerly, Treasurer of each of the investment
                                          companies of the Seligman Group of Funds and of Seligman
                                          Data Corp.

Lawrence P. Vogel (48)      V.P.: 1992    Senior Vice President and Treasurer, Investment Companies,       N/A
Vice President and            to Date     J. & W. Seligman & Co. Incorporated; Vice President and
Treasurer                  Treas.: 2000   Treasurer of each of the investment companies of the
                              to Date     Seligman Group of Funds** and of Seligman Data Corp.
                                          Formerly, Senior Vice President, Finance, J. & W. Seligman
                                          & Co. Incorporated, Seligman Advisors, Inc., Seligman
                                          International, Inc. and Seligman Data Corp.; Vice
                                          President, Seligman Services, Inc.; and Treasurer,
                                          Seligman International, Inc.

Frank J. Nasta (40)        1994 to Date   Managing Director, General Counsel and Corporate                 N/A
Secretary                                 Secretary, J. & W. Seligman & Co. Incorporated; Secretary
                                          of each of the investment companies of the Seligman Group
                                          of Funds**; and Corporate Secretary, Seligman Advisors,
                                          Inc., Seligman Services, Inc., Seligman International,
                                          Inc. and Seligman Data Corp. Formerly, Senior Vice
                                          President, Law and Regulation Department, J. & W. Seligman
                                          & Co., Incorporated.


----------
* Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
** The Seligman Group of Funds currently consists of twenty-three registered investment companies.
*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met seven times during the year ended September 30, 2004. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended September 30, 2004. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.


Director Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice times during the year ended September 30, 2004. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.


Beneficial Ownership of Shares


As of September 30, 2004, the Trustees beneficially owned shares in the Funds and the Seligman Group of Funds as follows:


                                                Aggregate Dollar Range of Shares
                        Dollar Range of Fund    Owned by Trustee in the Seligman
       Name           Shares Owned By Trustee            Group of Funds
--------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
Robert B. Catell                None                   $50,001 - $100,000
John R. Galvin                  None                   $50,001 - $100,000
Alice S. Ilchman                None                     Over $100,000
Frank A. McPherson              None                     Over $100,000
John E. Merow                   None                     Over $100,000
Betsy S. Michel                 None                     Over $100,000
Leroy C. Richie                 None                   $10,001 - $50,000
Robert L. Shafer                None                     Over $100,000
James N. Whitson                None                     Over $100,000
--------------------------------------------------------------------------------
                               INTERESTED TRUSTEES
--------------------------------------------------------------------------------
William C. Morris               None                     Over $100,000
Brian T. Zino                   None                     Over $100,000

Compensation


                                                   Pension or       Total Compensation
                                Aggregate     Retirement Benefits     from Fund and
          Name and            Compensation     Accrued as Part of   Fund Complex Paid
     Position with Fund       from Fund (1)      Fund Expenses      to Trustees (1)(2)
     ------------------       -------------   -------------------   ------------------
Robert B. Catell, Trustee          $604               N/A                 $87,000
John R. Galvin, Trustee             647               N/A                  93,000
Alice S. Ilchman, Trustee           647               N/A                  93,000
Frank A. McPherson, Trustee         620               N/A                  88,500
John E. Merow, Trustee              647               N/A                  93,000
Betsy S. Michel, Trustee            620               N/A                  88,500
Leroy C. Richie, Trustee            659               N/A                  93,000
Robert L. Shafer, Trustee           647               N/A                  91,500
James N. Whitson, Trustee           647               N/A                  93,000



(1)  For the Fund's fiscal year ended September 30, 2004.
(2) At September 30, 2004, the Seligman Group of Funds consisted of twenty-three investment companies.


No compensation is paid by the Fund to Trustees or officers of the Fund who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Series has adopted a deferred compensation plan under which independent trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Fund's financial statements.


Messrs. Merow and Whitson no longer defer their current compensation; however, they have accrued deferred compensation (including earnings/losses) in respect of the Fund in the amounts of $1,159 and $5,221, respectively, as of September 30, 2004.


The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.


Class A shares of the Fund may be issued without a sales charge to present and former trustees (and their family members) of the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Code of Ethics


Seligman, Seligman Advisors, Inc. ("Seligman Advisors") their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors or trustees and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another person's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Chief Compliance Officer.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.


Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance system. This system is designed to prevent purchases of securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.

               Control Persons and Principal Holders of Securities

Control Persons


As of January 3, 2005, there was no person or persons who controlled the Fund, either through a significant ownership of Fund shares or by any other means of control.


Principal Holders


As of January 3, 2005, the following principal holders owned of record 5% or more of the shares of the then outstanding shares of beneficial interest of a Class of shares of the Fund:



                                                                 Percentage
                                                                  of Total
Name and Address                                        Class   Shares Held
----------------                                        -----   -----------

MLPF&S FBO Customers, Attn: Fund Administration, 4800
Dear Lake Drive East, Jacksonville, FL  32246             A        12.71%

Citigroup Global House Account, Attn Peter Booth, 7th
Floor, 333 West 34th Street, New York, NY 10001           A         7.52%

Citigroup Global House Account, Attn Peter Booth, 7th
Floor, 333 West 34th Street, New York, NY 10001           C        25.50%

UBS Financial Services Inc., FBO Accounts, 11
Collington Court, Palm Coast, FL 32137                    C         8.69%

UBS Financial Services Inc., FBO Accounts, 67 Sugar
Mill Dr, Osprey, FL 34229                                 C         8.10%

MLPF&S FBO Customers, Attn: Fund Administration, 4800
Dear Lake Drive East, Jacksonville, FL  32246             D        63.41%

Dwight Byers Trust, 2701 60th Way North, St.
Petersburg, FL  33710                                     D        14.15%

Management Ownership


As of January 3, 2005, no Trustees and officers of the Fund owned any Class A, Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.


                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Trustees, Seligman manages the investment of the assets of the Fund and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Trustees and the initial shareholders of the Fund ("Management Agreement"). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or the Fund with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Trustees and Chairman of the Fund, owns a majority of the outstanding voting securities of Seligman and a controlling person of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of the Fund's average daily net assets. Seligman voluntarily agreed to waive a portion of its management fee for the year ended September 30, 2004 for the Fund to limit the per annum fee to 0.35%. For the fiscal years ended September 30, 2004, 2003 and 2002, the Fund paid Seligman management fees in the amount of $200,638, $213,775 and $203,798, respectively, of which Seligman waived or reimbursed expenses of the Fund amounting to $60,192, $64,132 and $61,139, respectively.


The Fund pays all of its expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of the Trustees of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated among the Funds in a manner determined by the Board of Trustees to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Fund's Management Agreement was approved by the Board of Trustees at a meeting held on June 21, 1990 and was approved by the Florida shareholders at a Special Meeting of the Fund held on December 7, 1990. The Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The

Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


At the November 17-18, 2004 Board of Trustees meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Trustees conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies and certain indices; (2) the nature and quality of investment services and administrative services rendered by Seligman; (3) payments received by Seligman from all sources involving both the Fund and all other Seligman investment companies; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to the Fund and all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover of the Fund compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Fund. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between the Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Trustee) considered relevant in the exercise of its (or such Trustees') reasonable judgment.


Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Trustees considered the performance of the Fund as compared to the performance of other comparable investment companies and as compared to appropriate securities indices. Trustees also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Trustees in connection with the November 17-18, 2004 Board of Trustees meeting, the Board receives detailed information related to performance of the Fund at each Board meeting during the year.


Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman and the other expenses of the Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.


Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2003 and 2004 (through September 30) and estimates for full-year 2004. The information considered by the Board of Trustees included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Trustees also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Trustees reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

Fall-Out Benefits. The Trustees considered the services provided to the Fund and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.


Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as trustees or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated June 21, 1990, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:
                                                              Regular Dealer
                           Sales Charge       Sales Charge      Reallowance
                            As a % of        as a % of Net       as a % of
Amount of Purchase      Offering Price(1)   Amount Invested   Offering Price
------------------      -----------------   ---------------   --------------
Less than $50,000              4.75%              4.99%            4.25%
$50,000  -  $99,999            4.00               4.17             3.50
$100,000  -  $249,999          3.50               3.63             3.00
$250,000  -  $499,999          2.50               2.56             2.25
$500,000  -  $999,999          2.00               2.04             1.75
$1,000,000  and over             0                  0                0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:


                                                            Regular Dealer
                         Sales Charge       Sales Charge      Reallowance
                          As a % of        as a % of Net       as a % of
Amount of Purchase    Offering Price(1)   Amount Invested   Offering Price
------------------    -----------------   ---------------   --------------
Less than $100,000          1.00%              1.01%             1.00%
$100,000 - $249,000         0.50               0.50              0.50
$250,000 - $999,999           0                  0                 0


(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge on Class C shares sold by Level Load Intermediaries (as defined below).


Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2004, 2003 and 2002, Seligman Services received commissions of $629, $417 and $540, respectively.


Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of Class A, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service

Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Trustees. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2004 was $84,388, equivalent to 0.25% of the Class A shares' average daily net assets.


Class C


Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined below under the heading "Purchase, Redemption and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2004 was $47,779, equivalent to 1% per annum of the Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2004, Seligman Advisors incurred $83,806 of expenses in respect of the Fund's Class C shares that were not reimbursed from amounts received from the Fund's 12b-1 Plan. This amount is equal to 1.79% of net assets of Class C shares at September 30, 2004.


If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D


Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2004 was $14,561, equivalent to 1% per annum of the Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.


As of September 30, 2004 Seligman Advisors incurred $57,398 of expenses in respect of the Fund's Class D shares that were not reimbursed from amounts received from the Fund's 12b-1 Plan. This amount is equal to 4.20% of the net assets of Class D shares at September 30, 2004.

Payments made by the Fund under the 12b-1 Plan for the fiscal year ended September 30, 2004, were spent on the following activities in the following amounts:



                                 Class A   Class C   Class D
                                 -------   -------   -------
Compensation to underwriters                12,504     1,080
                                  ------
Compensation to broker/dealers    84,388    35,275    13,481


The 12b-1 Plan was approved on June 21, 1990 by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Trustees") and was approved by shareholders of the Fund on December 7, 1990. Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Trustees, including a majority of the Qualified Trustees, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of the Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be made by such disinterested Trustees. The 12b-1 Plan is reviewed by the Trustees annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2004, 2003 and 2002, Seligman Services received distribution and service fees of $4,437, $4,269 and $4,189, respectively, pursuant to the Fund's 12b-1 Plan.


Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and trustees of the Fund are also officers and directors of SDC.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


Fixed income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated. Prices paid to dealers will generally include a "spread", i.e., the difference between the prices at which the dealer is willing to purchase or to sell the security at that time.

For the fiscal years ended September 30, 2004, 2003 and 2002, no brokerage commissions were paid by the Fund.


Commissions


For the fiscal years ended September 30, 2004, 2003 and 2002, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.


Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by

Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers


During the Fund's fiscal year ended September 30, 2004, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


               Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Series is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Fund being one of them. The Fund has three classes, designated Class A shares of beneficial interest, Class C shares of beneficial interest, and Class D shares of beneficial interest. Each share of the Fund's Class A, Class C, and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than its shares of beneficial interest.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.


Employee and Family Members. Class A shares of the Fund may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.


The Right of Accumulation. Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described above. The value the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if Seligman Data Corp. ("SDC") is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.

If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event that you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in the escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a "single person". Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:


     1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer or bank in making enrollment solicitations.


Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system or plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;


(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;


(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Fund's Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a contingent deferred sales charges ("CDSC") of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares after eight years.


Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, Piper Jaffray & Co., McDonald Investment Inc., Morgan Stanley DW Inc., National Planning Holdings, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.


Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Fund's Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;


(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and

(8) On redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan level termination.


If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund do not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price


When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request, subject to the subsequent acceptance of the order by Seligman Advisors. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.


NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.


Generally, portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued either by independent pricing services based on bid prices that consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%/(1)/, respectively, and Class D shares are sold at NAV/(2)/. Using each Class's NAV at September 30, 2004, the maximum offering price of the Fund's shares is as follows:



Class A
   Net asset value per share............................................   $8.00
   Maximum sales charge (4.75% of offering price).......................    0.40
                                                                           -----
   Offering price to public.............................................   $8.40
                                                                           =====

Class C
   Net asset value per share............................................   $8.02
   Maximum sales charge (1.00% of offering price/(1))/..................    0.08
                                                                           -----
   Offering price to public.............................................   $8.10
                                                                           =====

Class D
   Net asset value and offering price per share/(2)/....................   $8.02
                                                                           =====


----------
/(1)/ In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".
/(2)/ Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.


Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of Fund shares.


                              Taxation of the Fund

Federal Income Taxes. The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of
(i) at least 90% of its net ordinary income and net short-term capital gains and
(ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of the Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income

(including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

The Fund is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for the Fund.

If, at the end of each quarter of its taxable year, at least 50% of the Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by the Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from the Fund's other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by the Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of the Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

Florida Taxes

Florida does not presently impose an income tax on individuals and thus individual shareholders of the Florida Fund will not be subject to any Florida state income tax on distributions received from the Florida Fund. However, Florida imposes an intangible personal property tax on shares of the Florida Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. The Municipal Series Trust has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that shares of the Florida Fund owned by a Florida resident will be exempt from the Florida Intangible Personal Property Tax, if on January 1 of that year, at least 90% of the Florida Fund's assets consists entirely of the following exempt assets:

     1. Notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United States Government and its agencies.

     2. Any interest as a partner in a partnership, either general or limited, other than any interest as a limited partner in a limited partnership registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

     3. Notes and other obligations, except bonds, to the extent that such notes and obligations are secured by mortgage, deed of trust, or other lien upon real property situated outside the State of Florida.

     4. The assets of a corporation registered under the Investment Company Act of 1940, 15 U.S.C. s. 80a-1-52, as amended.

Otherwise, shareholders will be taxed on the entire value of their Fund shares, exclusive of any portion of the shares' value that is attributable to US government obligations, valued as of the close of business on December 31st of the previous calendar year. Corporate shareholders may be subject to Florida income taxes depending on the portion of the income related to the Florida Fund that is allocable to Florida under applicable Florida law.

                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement dated, January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Fund for the fiscal years ended September 30, 2004, 2003 and 2002, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:



              Total Sales Charges Paid by   Amount of Class A and Class C
                 Shareholders on Class A      Sales Charges Retained by
Fiscal Year         and Class C Shares            Seligman Advisors
-----------   ---------------------------   -----------------------------
    2004               $41,173                         $ 4,308
    2003                72,543                           7,633
    2002                92,577                          10,014


Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the fiscal year ended September 30, 2004:



     Net Underwriting              Compensation on
      Discounts and                Redemptions and
       Commissions           Repurchases (CDSC on Class
(Class A and Class C Sales     A, Class C and Class D      Brokerage         Other
    Charges Retained)             Shares Retained)        Commissions   Compensation(1)
--------------------------   --------------------------   -----------   ---------------
          $4,308                       $2,429              $-0-            $13,584
                                                               -----


----------
(1) This amount reflects service fees paid by the Fund to Seligman Advisors in respect of Class C and Class D shares under the Fund's Rule 12b-1 Plan. The arrangements pursuant to which such service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealers or investment advisors. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.


Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectuses.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                         Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Seligman is voluntarily waiving 0.15% per annum of its investment management fee. Seligman may discontinue its fee waiver at any time. Absent such fee waiver, the Fund's returns would have been lower.

Historical Investment Results

Class A


The annualized yield for the 30-day period ended September 30, 2004 for the Fund's Class A shares was 2.42%. The annualized yield was computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30, 2004, which was the last day of the period. The average number of Class A shares of the Fund was 4,101,682, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 2004 for the Fund's Class A shares was 3.72%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers).

The average annual total returns for the Fund's Class A shares for the one-, five- and ten-year periods ended September 30, 2004 were (1.61)%, 5.35% and 5.62%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of the Fund, the entire amounts were redeemed.

The cumulative total return for Class A shares of the Fund for the ten-year period ended September 30, 2004 was 72.81%. Thus, a $1,000 investment in Class A shares made on September 30, 1993 had a value on September 30, 2004 of $1,728.


Class C


The annualized yield for the 30-day period ended September 30, 2004 for the Fund's Class C shares was 1.77%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares of the Fund was 584,632, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2004 for the Fund's Class C shares was 2.72%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total return for the Fund's Class C shares for the one- and five-year period ended September 30, 2004 and the period from May 27, 1999 (inception) to September 30, 2003 were 0.62%, 5.36% and 4.24%respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of the Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception of the Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class C shares of the Fund for the period from May 27, 1999 (inception) through September 30, 2004 was 24.91%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on September 30, 2004 of $1,249.


Class D


The annualized yield for the 30-day period ended September 30, 2004 for the Fund's Class D shares was 1.79%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares of the Fund was 168,316, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2004 for the Fund's Class D shares was 2.75%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total return for the Fund's Class D shares for the one-, five-, and ten-year periods ended September 30, 2004 were 1.49%, 5.59% and 5.36%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of the Fund and assuming that all of the dividends and capital gain distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of the Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class D shares of the Fund for the ten-year periodended September 30, 2004 was 68.55%. Thus, a $1,000 investment in Class D shares made on February 1, 1994 had a value on September 30, 2004 of $1,686.


The cumulative total return for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the periods specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.


Seligman, at its discretion, waived or reimbursed certain expenses of the Fund during some of the periods shown above. Without these reimbursements, yields and total returns would have been lower and the annualized yields for the 30-day periods ended September 30, 2004, would be as follows:


Annualized Yield


Class A:   2.27%
Class C:   2.30%
Class D:   2.33%


Tax Equivalent Annualized Yield


Class A:   3.49%
Class C:   2.49%
Class D:   2.52%





                              Financial Statements


The Annual Report to Shareholders of the Series for the fiscal year ended September 30, 2004, contains a portfolio of the investments of the Fund as of September 30, 2004, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.


                               General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.


Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE (MOODY'S)
MUNICIPAL BONDS

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

MUNICIPAL NOTES

Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES (S&P)
MUNICIPAL BONDS

AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Municipal bonds rated AA have a very strong degree of safety and very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

MUNICIPAL NOTES

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                      RISK FACTORS REGARDING INVESTMENTS IN
                          FLORIDA MUNICIPAL SECURITIES

The following information as to certain Florida considerations is given to investors in view of the Fund's policy of concentrating its investments in Florida issues. This information is derived from sources that are generally available to investors and is believed to be accurate. This information constitutes only a brief summary, does not purport to be a complete description and has not been independently verified.

Florida's financial operations are considerably different than most other states because, under the State's constitution, there is no state income tax on individuals. Florida's constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an income tax exposes total State tax collections to more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State's ability to pay principal and interest in a timely manner. Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida's property and transfer payment taxes a relatively more important source of State funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.


Florida imposes an income tax on corporate income allocable to the State, as well as an ad valorem tax on intangible personal property, sales and use taxes and other miscellaneous taxes. These taxes are a major source of funds to meet state expenses, including repayment of, and interest on, obligations of the State. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, the Working Capital Fund and The Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund. The Florida Constitution and Statutes mandate that the State budget be kept in balance from currently available revenues each State fiscal year (July 1-June 30). The Florida Consensus Estimating Conference held on November 21, 2004 provided the State's actual revenues and forecasts. For the 2004-2005 fiscal year, the estimated combined General Revenue Fund and the Working Capital Fund is reported to be $26.68 billion, and the projected year-end balance of the combined funds is $2.51 billion. Including the projected $999.2 million balance in the Budget Stabilization Fund, total reserves are projected to stand at $3.51 billion. For fiscal year 2005-2006, the estimated General Revenue Fund and Working Capital Fund is $27.10 billion, a 1.02 increase from fiscal year 2004-2005.


In 1993, Florida's constitution was amended to limit the annual growth in the assessed valuation of residential property, and which, over time, could constrain growth in property taxes, a major source of revenue for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds. In 1994, the Florida constitution was amended to limit state revenue collections in any fiscal year to, subject to exception, that which was allowed in the prior fiscal year plus a growth factor, to be determined by reference to the average annual growth rate in Florida personal income over the previous five years.


Florida has historically experienced substantial population growth as a result of migration to Florida from other areas of the United States and from foreign countries. During the 1990's, the number of people in Florida rose by over 3 million, representing nearly a 23.5% increase in population over the decade. Slower growth is expected during the first decade of the 21st century. As of April 1, 2004, Florida's population was estimated to be 17,429,280 people, an increase of 1,446,456 over the 2000 census count. Florida's population is expected to grow to over 17.7 million by April 1, 2005. As a result of population growth, the State may experience a need for additional revenues to meet increased burdens on the various public and social services provided by the State. Florida's ability to obtain increased revenues to meet these burdens will be dependent in part upon the State's ability to foster business and economic growth. The State's business and economic growth could be restricted by the natural limitations of environmental resources and the State's ability to finance adequate public facilities such as roads and schools.

Florida remains heavily dependent on tourism. Florida's tourism grew during the greater part of the 1990's, and the year 2000 by 5% to 8% annually. Although the events of September 11, 2001 led to a decline in Florida's tourism in 2001, Florida's tourism staged a recovery in 2002 drawing an estimated 73.9 million visitors, surpassing the record number of persons visiting Florida in 2002. In 2003, Florida drew in an estimated 74.5 million visitors. Florida's tourism continued to grow in 2004 and such growth is expected to continue in 2005.

Apart from the tourism industry, Florida's economy has also historically been dependent on the construction industry and is therefore sensitive to trends in such sector. Housing starts in the State of Florida from 1991 through 1996 averaged 113,950 units annually, and in the later part of the 1990's, increased to over 140,000 units. By fiscal year 2003-2004, housing starts had reached over 230,800 units, and are projected to increase to over 234,000 units by fiscal year 2004-2005. However, there has been a decline in Florida's dependence on highly cyclical construction and construction related manufacturing sectors. For example, in 1985, construction employment, as a share of total non-farm employment, was 7.5%. By the fiscal year 2003-2004, this percentage had declined to 6.22%.


The ability of the State and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt obligations in located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is, therefore, sensitive to trends in those sectors.

The Fund's investment values are expected to vary in accordance with the Fund's investment ratings, the issuer's ability to satisfy interest and/or principal payment obligations, the relative interest rates payable on similar investments, and the legal environment relating to creditors' rights. In addition to the foregoing risk factors, the Fund's policy of concentrating its investments in Florida municipal securities may make it more susceptible to risks of adverse economic, political or regulatory developments than would be the case if the Fund were more diversified as to geographic region and/or source of revenue.

                         SELIGMAN MUNICIPAL SERIES TRUST

                    Seligman North Carolina Municipal Series


                       Statement of Additional Information
                                February 1, 2005


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2005 (the "Prospectus"), offering Class A shares, Class C shares and Class D shares. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.


                                Table of Contents

Fund History ..............................................................    2
Description of the Fund and its Investments and Risks .....................    2
Management of the Fund ....................................................    8
Control Persons and Principal Holders of Securities........................   12
Investment Advisory and Other Services ....................................   13
Brokerage Allocation and Other Practices ..................................   18
Shares of Beneficial Interest and Other Securities ........................   19
Purchase, Redemption, and Pricing of Shares ...............................   20
Taxation of the Fund ......................................................   25
Underwriters ..............................................................   28
Calculation of Performance Data ...........................................   29
Financial Statements ......................................................   31
General Information .......................................................   31
Appendix A ................................................................   33
Appendix B ................................................................   36

                                  Fund History

Seligman Municipal Series Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.

              Description of the Fund and its Investments and Risks

Classification


Seligman Municipal Series Trust (the "Series") is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate series, of which Seligman North Carolina Municipal Series is discussed in this
SAI:


Seligman California Municipal High-Yield Series
Seligman California Municipal Quality Series
Seligman Florida Municipal Series
Seligman North Carolina Municipal Series ("North Carolina Fund")

Investment Strategies and Risks


The Fund seeks to provide high income exempt from regular federal income taxes and the personal income taxes of North Carolina consistent with preservation of capital. The Fund also invests with consideration given to capital gain. Such income could however be subject to the federal alternative minimum tax, as well as any applicable state alternative minimum tax.


The Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"). Municipal Securities rated in these categories are commonly referred to as investment grade. The Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this Statement.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

North Carolina Municipal Securities. North Carolina Municipal Securities include notes, bonds and commercial paper issued by or on behalf of the State of North Carolina, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and North Carolina state personal income taxes. Such securities are traded primarily in an over-the-counter market. The Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended ("1940 Act"), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Fund invests principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds ("IDBs") are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Fund may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

     1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

     2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. The Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that the Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or issuer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the obligation upon demand, or (2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, the Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. The Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Fund currently does not purchase participation interests and has no current intention of doing so.

When-Issued Securities. The Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. The Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date.

A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. The Fund meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in the Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Fund is authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Fund has no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at the Fund's option, specified securities at a specified price.

The price which the Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund's right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, the Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Trustees may, in the future, consider whether the Fund should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, the Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission ("SEC") for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the SEC will issue such an order.

Standby commitments with respect to portfolio securities of the Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of the Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the SEC.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. The Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, the Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and North Carolina personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of the Fund's net assets.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and a Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, the Fund may not:

..    Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

..    Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

..    Invest more than 25% of total assets at market value in any one industry;
     except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

..    As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities);

..    Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for trustees;

..    Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

..    Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

..    Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

..    Purchase or sell commodities or commodity contracts including futures contracts; or

..    Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.


Under Rule 35d-1 of the 1940 Act, the Fund also may not change its investment strategy of investing at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and regular personal income taxes in North Carolina without first providing notice to shareholders, as provided under Rule 35d-1(c) of the 1940 Act, at least 60 days prior to such change. This policy is not fundamental.


Temporary Defensive Position

In abnormal market conditions, if, in the judgment of the Fund, municipal securities satisfying the Fund's investment objectives may not be purchased, the Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under "California Municipal Securities" above that would otherwise meet the Fund's objectives.

Also, in abnormal market conditions, the Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody's or AA- or better by S & P); prime commercial paper (rated P-1 by Moody's or A-1+/A-1 by S & P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates but the Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.


The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the fiscal years ended September 30, 2004 and 2003, were 7.93% and 10.00%, respectively. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

Disclosure of Portfolio Holdings

The Fund's full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on Seligman's website (www.seligman.com/1/). In addition, the Fund's top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Fund's portfolio holdings information described above to third parties the day after such information appears on Seligman's website. The foregoing monthly and quarterly information will remain available on Seligman's website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Fund's Board of Trustees, the Fund's portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund's procedures require the prior written approval of the President or Chief Investment Officer of Seligman or the President of Seligman Advisors and the Fund's Chief Compliance Officer (the "CCO") before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of shareholders. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Fund's portfolio holding information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Fund's Board of Trustees regarding compliance with the Fund's policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund's policies expressly permit Seligman's employees to release the Fund's holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Fund owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund also permits its auditors to have access to the Fund's portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Fund's portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc., Vestek Systems, Inc. and Standard and Poor's Securities Evaluations, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Fund's portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT. All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Fund's CCO and are made are pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund's portfolio holdings pursuant to these arrangements.

/1/ The reference to Seligman's website is an inactive textual reference and information contained in or otherwise accessible through Seligman's website does not form a part of this SAI or the Fund's Prospectus.

                             Management of the Fund

Board of Trustees

The Board of Trustees of the Series provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Trustees and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


                                                                                                                          Number of
                                 Term of                                                                                  Portfolios
                               Office and                                                                                  in Fund
                                Length of                                                                                  Complex
 Name, (Age), Position(s)         Time                Principal Occupation(s) During Past 5 Years, Trusteeships            Overseen
         With Fund               Served*                                 and Other Information                            by Trustee
------------------------------------------------------------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert B. Catell (68)          2003 to Date     Chairman, Chief Executive Officer and Director, KeySpan Corporation,          60
Trustee                                         diversified energy, gas and electric company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**
                                                (with the exception of Seligman Cash Management Fund, Inc.); Director or Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas
                                                Liquids, Ltd., The Houston Exploration Company, oil and gas
                                                exploration, development and production companies; Edison Electric
                                                Institute, New York State Energy Research and Development Authority,
                                                Independence Community Bank, Business Council of New York State, Inc.,
                                                New York City Partnership and the Long Island Association, business and civic organizations.

John R. Galvin (75)            1995 to Date     Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts                  61
Trustee                                         University; Director or Trustee of each of the investment
                                                companies of the Seligman Group of Funds**; and Chairman Emeritus,
                                                American Council on Germany. Formerly, Director, USLIFE Corporation,
                                                life insurance and Raytheon Co., defense and commercial electronics;
                                                Governor of the Center for Creative Leadership. From June 1987 to June
                                                1992, he was the Supreme Allied Commander, Europe and the
                                                Commander-in-Chief, United States European Command.

Alice S. Ilchman (69)          1991 to Date     President Emerita, Sarah Lawrence College; Director or Trustee of each        61
Trustee                                         of the investment companies of the Seligman Group of Funds**;
                                                Director, Jeannette K. Watson Summer Fellowship, summer internships for college students; Trustee, Save the Children, non-profit child-assistance organization, and the Committee for Economic
                                                Development; Governor, Court of Governors, London School of Economics;
                                                and Director, Public Broadcasting Service (PBS). Formerly, Chairman,
                                                The Rockefeller Foundation, charitable foundation; and Director, New
                                                York Telephone Company.

Frank A. McPherson (71)        1995 to Date     Retired Chairman of the Board and Chief Executive Officer of                  61
Trustee                                         Kerr-McGee Corporation, diversified energy and chemical
                                                company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, ConocoPhillips, integrated international oil corporation, Integris Health, owner of various hospitals, BOK Financial, bank holding company, Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and
                                                Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation and
                                                Oklahoma Foundation for Excellence in Education. Formerly, Director,
                                                Kimberly-Clark Corporation, consumer products and the Federal Reserve
                                                System's Kansas City Reserve Bank.

John E. Merow (75)             1984 to Date     Retired Chairman and Senior Partner, Sullivan & Cromwell LLP, law             61
Trustee                                         firm; Director or Trustee of each of the investment companies of the
                                                Seligman Group of Funds**; Director, Aleris International, Inc.,
                                                aluminum and zinc recycler and manufacturer of aluminum rolled products; Director Emeritus, the Municipal Art Society of New York;
                                                Executive Committee Member and Secretary, the U.S. Council for
                                                International Business; Trustee, New York-Presbyterian Hospital;
                                                Trustee and Vice Chairman, New York-Presbyterian Healthcare System,
                                                Inc.; and Member of the American Law Institute and the Council on
                                                Foreign Relations.

Betsy S. Michel (62)           1984 to Date     Attorney; Director or Trustee of each of the investment companies of          61
                                                the Seligman

                                                                                                                          Number of
                                 Term of                                                                                  Portfolios
                               Office and                                                                                  in Fund
                                Length of                                                                                  Complex
 Name, (Age), Position(s)         Time                Principal Occupation(s) During Past 5 Years, Trusteeships            Overseen
         With Fund               Served*                                 and Other Information                            by Trustee
------------------------------------------------------------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Trustee                                         Group of Funds**; Trustee, The Geraldine R. Dodge Foundation,
                                                charitable foundation. Formerly, Chairman of the Board of Trustees of
                                                St. George's School (Newport, RI), and World Learning, Inc.,
                                                international educational training.

Leroy C. Richie (63)           2000 to Date     Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.,            60
Trustee                                         library of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director,
                                                Kerr-McGee Corporation, diversified energy and chemical company, and
                                                Infinity, Inc., oil and gas services and exploration; Director and
                                                Chairman, Highland Park Michigan Economic Development Corp. Formerly,
                                                Trustee, New York University Law Center Foundation; Vice Chairman,
                                                Detroit Medical Center and Detroit Economic Growth Corp.; Chairman and
                                                Chief Executive Officer, Capital Coating Technologies, Inc., applied coating technologies; and Vice President and General Counsel,
                                                Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (72)          1984 to Date     Retired Vice President, Pfizer Inc., pharmaceuticals; Director or             61
Trustee                                         Trustee of each of the investment companies of the Seligman Group of
                                                Funds**and Ambassador and Permanent Observer of the Sovereign and
                                                Military Order of Malta to the United Nations. Formerly, Director,
                                                USLIFE Corporation, life insurance.

James N. Whitson (69)          1993 to Date     Retired Executive Vice President and Chief Operating Officer, Sammons         61
Trustee                                         Enterprises, Inc., a diversified holding company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**;
                                                and Director, CommScope, Inc., manufacturer of coaxial cable.
                                                Formerly, Director and Consultant, Sammons Enterprises, Inc. and
                                                Director, C-SPAN.
------------------------------------------------------------------------------------------------------------------------------------
                   INTERESTED TRUSTEES AND PRINCIPAL OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
William C. Morris*** (66)      1988 to Date     Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board          61
Trustee and Chairman of                         and Director or Trustee of each of the investment companies of the
the Board                                       Seligman Group of Funds**; Chairman, Seligman Advisors, Inc., Seligman
                                                Services, Inc., and Chairman, Carbo Ceramics Inc., manufacturer of ceramic proppants for oil and gas industry; Director, Seligman Data
                                                Corp.; and President and Chief Executive Officer, The Metropolitan
                                                Opera Association. Formerly, Director, Kerr-McGee Corporation, a
                                                diversified energy and chemical company and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino*** (52)           Dir.: 1993      Director and President, J. & W. Seligman & Co. Incorporated; Chief            61
Trustee, President and           to Date        Executive Officer, President and Director or Trustee of each of the
Chief Executive Officer        Pres.: 1995      investment companies of the Seligman Group of Funds**; Director,
                                 to Date        Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman,
                                CEO.: 2002      Seligman Data Corp.; Member of the Board of Governors of the
                                  to Date       Investment Company Institute; and Director, ICI Mutual Insurance
                                                Company.

Thomas G. Moles (62)           1984 to Date     Director and Managing Director, J. & W. Seligman & Co. Incorporated;         N/A
Vice President and                              Vice President and Portfolio Manager, Seligman Municipal Fund Series,
Portfolio Manager                               Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman
                                                Pennsylvania Municipal Fund Series; Executive Vice President and
                                                Portfolio Manager, Seligman Quality Municipal Fund, Inc. and Seligman
                                                Select Municipal Fund, Inc., two closed-end investment companies; and
                                                Director, Seligman Advisors, Inc. and Seligman Services, Inc.
                                                Formerly, President, Seligman Quality Municipal Fund, Inc. and
                                                Seligman Select Municipal Fund, Inc.

Eileen A. Comerford (46)       2003 to Date     Senior Vice President, Investment Officer, J. & W. Seligman & Co.            N/A
Vice President and                              Incorporated; Vice President and Co-Portfolio Manager, Seligman
Co-Portfolio Manager                            Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc.
                                                and Seligman Pennsylvania Municipal Fund Series, Seligman Quality
                                                Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., two
                                                closed-end investment companies.

Thomas G. Rose (47)            2000 to Date     Chief Financial Officer, Senior Vice President, Finance, and                 N/A
Vice President                                  Treasurer, J. & W. Seligman & Co. Incorporated, Senior Vice President,
                                                Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice
                                                President of each of the investment companies of the Seligman Group of
                                                Funds** and of Seligman Services, Inc. and Seligman

                                                                                                                          Number of
                                 Term of                                                                                  Portfolios
                               Office and                                                                                  in Fund
                                Length of                                                                                  Complex
 Name, (Age), Position(s)         Time                Principal Occupation(s) During Past 5 Years, Trusteeships            Overseen
         With Fund               Served*                                 and Other Information                            by Trustee
------------------------------------------------------------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and of Seligman Data Corp.

Lawrence P. Vogel (48)          V.P.: 1992      Senior Vice President and Treasurer, Investment Companies, J. & W.           N/A
Vice President and               to Date        Seligman & Co. Incorporated; Vice President and Treasurer of each of
Treasurer                      Treas.: 2000     the investment companies of the Seligman Group of Funds** and of
                                  to Date       Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W.
                                                Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman
                                                International, Inc. and Seligman Data Corp.; Vice President, Seligman
                                                Services, Inc.; and Treasurer, Seligman International, Inc.

Frank J. Nasta (40)            1994 to Date     Managing Director, General Counsel and Corporate Secretary, J. & W.          N/A
Secretary                                       Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds**; and Corporate Secretary,
                                                Seligman Advisors, Inc., Seligman Services, Inc., Seligman
                                                International, Inc. and Seligman Data Corp. Formerly, Senior Vice
                                                President, Law and Regulation Department, J. & W. Seligman & Co.
                                                Incorporated.


----------
* Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
** The Seligman Group of Funds currently consists of twenty-three registered investment companies.
*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met seven times during the year ended September 30, 2004. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended September 30, 2004. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice times during the year ended September 30, 2004. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.


Beneficial Ownership of Shares


As of September 30, 2004, the Trustees beneficially owned shares in the Funds and the Seligman Group of Funds as follows:


                                                         Aggregate Dollar Range of Shares
                     Dollar Range of Fund Shares Owned   Owned by Trustee in the Seligman
       Name                     By Trustee                        Group of Funds
-----------------------------------------------------------------------------------------
                              INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------
Robert B. Catell                    None                        $50,001 - $100,000

John R. Galvin                      None                        $50,001 - $100,000
Alice S. Ilchman                    None                           Over $100,000
Frank A. McPherson                  None                           Over $100,000
John E. Merow                       None                           Over $100,000
Betsy S. Michel                     None                           Over $100,000
Leroy C. Richie                     None                        $10,001 - $50,000
Robert L. Shafer                    None                           Over $100,000
James N. Whitson                    None                           Over $100,000
-----------------------------------------------------------------------------------------
                               INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------
William C. Morris                   None                           Over $100,000
Brian T. Zino                       None                           Over $100,000

Compensation


                                                    Pension or       Total Compensation
                                 Aggregate     Retirement Benefits     from Fund and
           Name and             Compensation    Accrued as Part of    Fund Complex Paid
     Position with Fund        from Fund (1)      Fund Expenses      to Trustees (1)(2)
----------------------------   -------------   -------------------   ------------------
Robert B. Catell, Trustee(3)        $556               N/A                 $87,000
John R. Galvin, Trustee              609               N/A                  93,000
Alice S. Ilchman, Trustee            609               N/A                  93,000
Frank A. McPherson, Trustee          583               N/A                  88,500
John E. Merow, Trustee               609               N/A                  93,000
Betsy S. Michel, Trustee             583               N/A                  88,500
Leroy C. Richie, Trustee             621               N/A                  93,000
Robert L. Shafer, Trustee            609               N/A                  91,500
James N. Whitson, Trustee            609               N/A                  93,000



----------
(1)  For the Fund's fiscal year ended September 30, 2004.
(2) At September 30, 2004, the Seligman Group of Funds consisted of twenty-three investment companies.


No compensation is paid by the Fund to Trustees or officers of the Fund who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").


The Series has adopted a deferred compensation plan under which independent trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the trustee. The cost of such fees and earnings is included in trustees' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Fund's financial statements.

Messrs. Merow and Whitson no longer defer their current compensation; however, they have accrued deferred compensation (including earnings/losses) in respect of the Fund in the amounts of $850and $4,450, respectively, as of September 30, 2004.


The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.


Class A shares of the Fund may be issued without sales charge to present and former trustees (and their family members) of the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.


Code of Ethics

Seligman, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors or trustees and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Chief Compliance Officer.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.


Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance system. This system is designed to prevent purchases of securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC's Internet site, www.sec.gov.

               Control Persons and Principal Holders of Securities

Control Persons


As of January 3, 2005, there was no person or persons who controlled the Fund, either through significant ownership of Fund shares or any other means of control.


Principal Holders


As of January 3, 2005, the following principal holders owned of record 5% or more of the then outstanding shares of beneficial interest of a Class of shares of the Fund:



                                                                 Percentage
                                                                  of Total
Name and Address                                        Class   Shares Held
-----------------------------------------------------   -----   -----------
First Clearing Corporation, FBO Customers, 445 Rich       C        10.10%
Mountain Road, Brevard, NC 28712
First Clearing Corporation, FBO Customers, 101 Glen       C         8.58%
Arden Dr., Howell, NJ 07731
First Clearing Corporation, FBO Customers, 10 Fortune     C         7.34%
Cover, Brevard, NC 28712
First Clearing Corporation, FBO Customers, 7 Pintail      C         7.02%
Ct., Brevard, NC 28712
First Clearing Corporation, FBO Customers, 1600 US        C         6.55%
HWY 64 W126, Sapphire, NC 28712
Pershing LLC, PO Box 2052, Jersey City, NJ 07303          D        17.46%
MLPF&S FBO Customers, Attn: Fund Administration,          D         9.40%
4800 Dear Lake Drive East, Jacksonville, FL 32246
First Clearing Corporation, FBO Customers, 134            D         8.42%
Hawthorne Drive, Brevard, NC 28712
First Clearing Corporation, FBO Customers, 5546 New       D         8.36%
Hendersonville HWY, Pisgah Forest, NC 28768
First Clearing Corporation, FBO Customers, PO Box         D         7.07%
23, Cedar Mountain, NC 28718

First Clearing Corporation, FBO Customers, 10             D         6.60%
Kassahola Dr, Brevard, NC 28712
Piper Jaffray, FBO Customer, US Bancorp Center, 800       D         6.05%
Nicollet Mall, Minneapolis, MN 55402
Betty Greene Whitener, 2046 Quiet Lane, Hickory, NC       D         5.70%
28602


Management Ownership


As of January, 2005, no Trustees and officers of the Fund owned any Class A, Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.


                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Trustees, Seligman manages the investment of the assets of the Fund and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Trustees and the initial shareholders of the Fund ("Management Agreement"). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or the Fund with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Trustees and Chairman of the Fund, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of the Fund's average daily net assets. For the fiscal years ended September 30, 2004, 2003 and 2002, the Fund paid Seligman management fees in the amount of $125,428, $140,411 and $146,711, respectively.


The Fund pays all of its expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of the Trustees of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated among the Funds in a manner determined by the Board of Trustees to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Fund's Management Agreement was approved by the Board of Trustees at a meeting held on June 21, 1990, and was unanimously approved by the shareholders at a meeting held on April 11, 1991. The Agreement will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


At the November 17-18, 2004 Board of Trustees meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Trustees conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies and certain indices; (2) the nature and quality of investment services and administrative services rendered by Seligman; (3) payments received by Seligman from all sources involving both the Fund and all other Seligman investment companies; (4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to the Fund and all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover of the Fund compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) fall-out benefits which Seligman and its affiliates receive from Seligman's relationship to the Fund. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between the Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Trustee) considered relevant in the exercise of its (or such Trustees') reasonable judgment.


Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Trustees considered the performance of the Fund as compared to the performance of other comparable investment companies and as compared to appropriate securities indices. Trustees also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Trustees in connection with the November 17-18, 2004 Board of Trustees meeting, the Board receives detailed information related to performance of the Fund at each Board meeting during the year.


Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman and the other expenses of the Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.


Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2003 and 2004 (through September 30) and estimates for full-year 2004. The information considered by the Board of Trustees included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Trustees also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Trustees reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.


Fall-Out Benefits. The Trustees considered the services provided to the Fund and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as trustees or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated June 21, 1990, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                            Regular Dealer
                         Sales Charge       Sales Charge      Reallowance
                          as a % of        as a % of Net       as a % of
Amount of Purchase    Offering Price(1)   Amount Invested   Offering Price
-------------------   -----------------   ---------------   --------------
Less than $50,000            4.75%              4.99%            4.25%
$50,000 - $99,999            4.00               4.17             3.50
$100,000 - $249,999          3.50               3.63             3.00
$250,000 - $499,999          2.50               2.56             2.25
$500,000 - $999,999          2.00               2.04             1.75
$1,000,000 and over             0                  0                0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:


                                                                  Regular Dealer
                               Sales Charge       Sales Charge      Reallowance
                                as a % of        as a % of Net       as a % of
Amount of Purchase          Offering Price(1)   Amount Invested   Offering Price
-------------------         -----------------   ---------------   --------------
Less than $100,000                1.00%              1.01%             1.00%
$100,000 - $249,999               0.50               0.50              0.50
$250,000 - $999,999                  0                  0                 0


(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge on Class C shares sold by Level Load Intermediaries (as defined below).


Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2004, 2003 and 2002, Seligman Services received commissions in the amounts of $-0-, $-0- and $2.307, respectively.


Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Trustees. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2004 was $52,871, equivalent to 0.25% of the Class A shares' average daily net assets.

Class C


Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under "Purchase, Redemption and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2004 was $30,622, equivalent to 1% per annum of the Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2004, Seligman Advisors incurred $59,976 of expenses in respect of the Fund's Class C shares that were not reimbursed from amounts received form the Funds' 12b-1 Plan. This amount is equal to 1.99% of the net assets of Class C shares at September 30, 2004.


If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued by not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D


Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2004 was $7,696, equivalent to 1% per annum of the Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2004, Seligman Advisors has incurred $84,499 of expenses in respect of the Fund's Class D shares that were not reimbursed from amounts received from the Funds 12b-1 Plan. This amount is equal to 11.96% of the net assets of Class D shares at September 30, 2004.


If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.


Payments made by the Fund under the 12b-1 Plan for the fiscal year ended September 30, 2004, were spent on the following activities in the following amounts:



                                 Class A   Class C   Class D
                                 -------   -------   -------
Compensation to underwriters     $   -0-   $ 3,911    $  533
Compensation to broker/dealers    52,891    26,711     7,143


The 12b-1 Plan was approved on June 21, 1990 by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Trustees") and was approved by shareholders of the Fund on April 11, 1991. Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Trustees, including a majority of the Qualified Trustees, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of the Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not "interested persons" of the Fund be made by such disinterested Trustees.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation from the Fund pursuant to the 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2004, 2003 and 2002, Seligman Services received distribution and service fees of $2,429, $2,055 and $2,517, respectively, of the Fund pursuant to the 12b-1 Plan.


Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and trustees of the Fund are also officers and directors of SDC.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Fixed income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated. Prices paid to dealers will generally include a "spread", i.e., the difference between the prices at which the dealer is willing to purchase or to sell the security at that time.

For the fiscal years ended September 30, 2004, 2003 and 2002, no brokerage commissions were paid by the Fund.


Commissions


For the fiscal years ended September 30, 2004, 2003 and 2002, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.


Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers


During the Fund's fiscal year ended September 30, 2004, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


               Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Series is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Fund being one of them. The Fund has three classes, designated Class A shares of beneficial interest, Class C shares of beneficial interest, and Class D shares of beneficial interest. Each share of the Fund's Class A, Class C, and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The

1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than its shares of beneficial interest.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.


Employee and Family Member Sales Charge Reductions. Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.


The Right of Accumulation. Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described above. The value the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if Seligman Data Corp. ("SDC") is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.

If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.


A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event that you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in the escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a "single person". Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:





     1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;


(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Fund's Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares after eight years.


Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, Piper Jaffray & Co., McDonald Investment Inc., Morgan Stanley DW Inc., National Planning Holdings, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.


Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Fund's Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;


(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, directors/trustees fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and

(8) On redemptions of shares initially purchased by eligible employee benefit plans that are not in connection with a plan level termination.


If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price


When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request, subject to the subsequent acceptance of the order by Seligman Advisors. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.


NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.


Generally, portfolio securities in which the Fund invest are traded primarily in the over-the-counter market. Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued either by independent pricing services based on bid prices that consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.





Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%/(1)/, respectively, and Class D shares are sold at NAV/(2)/. Using each Class's NAV at September 30, 2004, the maximum offering price of the Fund's shares is as follows:



Class A
   Net asset value per share............................................   $8.05
   Maximum sales charge (4.75% of offering price).......................    0.40
   Offering price to public.............................................   $8.45
                                                                           =====

Class C
   Net asset value per share............................................   $8.04
   Maximum sales charge (1.00% of offering price/(1)/)..................    0.08
   Offering price to public.............................................   $8.12
                                                                           =====

Class D
   Net asset value and offering price per share/(2)/....................   $8.04
                                                                           =====


----------
/(1)/ In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors purchasing Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".
/(2)/ Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or its is not reasonably practicable for the Fund to fairly determine the value of its net assets; or
(iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.


Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of Fund shares.


                              Taxation of the Fund

Federal Income Taxes. The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of
(i) at least 90% of its net ordinary income and net short-term capital gains and
(ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of the Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

The Fund is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for the Fund.

If, at the end of each quarter of its taxable year, at least 50% of the Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by the Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from the Fund's other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by the Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of the Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

North Carolina Taxes

In the opinion of Horack, Talley, Pharr & Lowndes, P.A., tax counsel to the North Carolina Fund, distributions from the North Carolina Fund to shareholders subject to North Carolina income taxes will not be taxable for North Carolina income tax purposes to the extent the distributions either (i) qualify as exempt-interest dividends of a regulated investment company under the Internal Revenue Code and are attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or (ii) are dividends attributable to interest on direct obligations of the US Government and agencies and possessions of the United States, so long as in both cases the North Carolina Fund provides a supporting statement to the shareholders designating the portion of the dividends of the North Carolina Fund attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or direct obligations of the US Government and agencies and possessions of the United States. In the absence of such a statement, the total amount of the dividends will be taxable for North Carolina income tax purposes. Distributions attributable to other sources, including exempt-interest dividends attributable to interest on obligations of states other than North Carolina and the political subdivisions of such other states as well as capital gains, will be taxable for North Carolina income tax purposes.

The North Carolina Fund will notify its shareholders within 60 days after the close of its taxable year as to the amount of dividends and distributions to the shareholders of the North Carolina Fund which are exempt from North Carolina income taxes and the dollar amount, if any, which is subject to North Carolina income taxes.

                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Fund for the fiscal years ended September 30, 2004, 2003 and 2002, are shown below. Also shown below are the amounts of the Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:



              Total Sales Charges Paid by   Amount of Class A and Class C
              Shareholders on Class A and     Sales Charges Retained by
Fiscal Year          Class C Shares               Seligman Advisors
-----------   ---------------------------   -----------------------------
    2004                $17,447                         $1,893
    2003                 42,546                          4,473
    2002                 31,980                          2,814


Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the fiscal year ended September 30, 2004:



    Net Underwriting           Compensation on
     Discounts and             Redemptions and
      Commissions           Repurchases (CDSC on
  (Class A and Class C      Class A, Class C and      Brokerage          Other
Sales Charges Retained)   Class D Shares Retained)   Commissions   Compensation/(1)/
-----------------------   ------------------------   -----------   -----------------
         $1,893                     $563                 $-0-            $4,444


----------
/(1)/ This amount reflects service fees paid by the Fund to Seligman Advisors in respect of Class C and Class D shares under the Fund's Rule 12b-1 Plan. The arrangements pursuant to which such service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including

$2 million; .80% of sales from $2 million up to but not including $3 million; ..50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.


Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.


Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectuses.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                         Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A


The annualized yield for the 30-day period ended September 30, 2004 for the Fund's Class A shares was 2.10%. The annualized yield was computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30, 2004, which was the last day of this period. The average number of Class A shares of the Fund was 2,487,299, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 2004 for the Fund's Class A shares was 3.52%. The tax equivalent annualized yield was computed by first computing the annualized yield, as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus 40.36% (which assumes the maximum combined federal and state income tax rate for individual taxpayers that are subject to North Carolina's personal income taxes). Then the small portion of the yield attributable to securities the income of which was exempt for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares' yield, if any, that was attributable to securities the income of which was not tax-exempt.

The average annual total returns for the Fund's Class A shares for the one-, five- and ten-year periods ended September 30, 2004 was (2.11)%, 4.83% and 5.54%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of the Fund, the entire amount was redeemed.

The cumulative total return for Class A shares of the Fund for the ten-year period ended September 30, 2004 was 71.43%. Thus, a $1,000 investment in Class A shares made on September 30, 1993 had a value on September 30, 2004 of $1,714.

Class C

The annualized yield for the 30-day period ended September 30, 2004 for the Fund's Class C shares was 1.44%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares of the Fund was 374,566, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period September 30, 2004 for the Fund's Class C shares was 2.41%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the Fund's Class C shares for the one-and five-year period ended September 30, 2004 and the period from May 27, 1999 (inception) to September 30, 2004 were 0.09%, 4.83% and 3.82%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of the Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-year period and the period since inception of the Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class C shares of the Fund for the period from May 27, 1999 (inception) through September 30, 2004 was 22.21%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on September 30 2004 of $1,222.

Class D

The annualized yield for the 30-day period ended September 30, 2004 for the Fund's Class D shares was 1.46%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares of the Fund was 88,786, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2004 for the Fund's Class D shares was 2.44%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the Fund's Class D shares for the one-, five-, and ten- year periods ended September 30, 2004 were 1.07%, 5.05% and 5.25%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of the Fund and that all of the dividends and capital gain distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of the Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for Class D shares of the Fund for the ten-year period ended September 30, 2004 was 66.87%. Thus, a $1,000 investment in Class D shares made on February 1, 1994 had a value on September 30, 2004 of $1,669


The cumulative total returns for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the periods specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.




                              Financial Statements


The Annual Report to Shareholders of the Series for the fiscal year ended September 30, 2004, contains a portfolio of the investments of the Fund as of September 30, 2004, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report and the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.


                               General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund's obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust's outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series' assets for any shareholder held personally liable for obligations of such series.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.


Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE (MOODY'S)
MUNICIPAL BONDS

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

MUNICIPAL NOTES

Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES (S&P)
MUNICIPAL BONDS

AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long-term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

MUNICIPAL NOTES

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                      RISK FACTORS REGARDING INVESTMENTS IN
                       NORTH CAROLINA MUNICIPAL SECURITIES


     The North Carolina economy showed increased growth during 2004 as it continued to recover from the 2001 recession which was longer and deeper in North Carolina than the nation as a whole (primarily because of the importance of manufacturing to the State economy), although not all areas of the economy have participated in the recovery. While at one time North Carolina was one of the largest manufacturing states in the United States, 2004 showed a continuing decline in certain aspects of the North Carolina manufacturing segment, particularly textiles and apparel and to a lesser extent furniture employment in spite of the overall continued recovery. This continued decline is part of an overall trend of a transition of North Carolina from a manufacturing intensive economy to one focused more on "knowledge" fields like education and health, professional and technical occupation, finance and management. Although the rate of decline in employment in manufacturing declined in 2004, it is widely expected that employment in the State's traditional manufacturing sectors such as textiles, apparel, tobacco and furniture are on a long term downward trend. The removal of textile quotas at the end of 2004 will likely further accelerate the decline in the textile industry.

     Despite this downward trend in manufacturing, the State's economy as a whole brightened considerably in 2004 with consumer spending and employment improving significantly. After falling in 2003, overall employment increased in 2004 and the State's year-end jobless rate fell from 6.2% at the end of 2003 to 4.8% in 2004. Even in the manufacturing area, manufacturing output is rising even as employment is falling so that average wages, even after adjusting for inflation, are rising across the State. This overall State aggregate economic performance is expected to continue to improve in 2005 with the number of jobs increasing statewide and unemployment falling. The only negative factors are that workers with less education are increasingly finding lower paying service jobs as their major employment option and that North Carolina has been split geographically with the employment opportunities being the greatest in the metropolitan areas of the State, particularly in the Charlotte and Raleigh areas, plus the tourist and retirement destinations on the coast and in the mountains. This trend is creating two forms of pressure on the State. One is to increase the availability of retraining options for displaced workers and the other is to attract new companies to the State that can offer jobs to displaced workers who have modest or lower education backgrounds.

     Like most states, North Carolina continues to face pressures on its state budget. While North Carolina Governor Easley was forced to invoke his constitutional authority to balance the State budget in 2001 and 2002, the most recent state budget for the 2005 fiscal year (commencing July 1, 2004) required no such action. However, the General Assembly was able to pass the final version of this budget only after an all night session ending only hours before adjournment of the 2004 General Assembly and only after some intensive negotiation between the General Assembly and the Governor. Although the final budget will increase spending by 7.7% compared to the 2004 budget (for the fiscal year commencing July 1, 2003), there were still many areas where spending cuts were required or funding increases were denied. Moreover, while this was the largest year to year increase since 1999, pent up spending needs due to the fiscal crisis over the last handful of years meant that the legislature still faced extremely difficult choices in attaining a balanced budget.

     Another aspect of the budget for the fiscal year commencing July 1, 2004 was the need for funding for a number of capital projects, including ten university projects, two land acquisition projects or parks and land acquisition surrounding military bases. The solution was approval of a $468 million bond package which will add approximately $90 million to the State's annual debt services payments (which were $296 million in fiscal year 2003). Some analysts worry about the potential impact of this financing on the general fund and ultimately on the State's bond ratings.

     When it convenes in January of 2005, the legislature will face even greater challenges in preparing a balanced budget for the State's fiscal year commencing July 1, 2005. There is currently a projected budget deficit of in excess of One Billion Dollars because of a number of factors, including the shrinking sales tax base and the expiration of three temporary tax increases that were put in place in 2001 (which included a half cent sales tax increase and a half percentage increase in the wealthiest income tax bracket). The State faces particular challenges because its sales tax system was designed for a manufacturing and agricultural based economy whereas, as noted above, the State's economy is increasingly changing from a manufacturing economy to one based on "knowledge" fields and services. This is resulting in a shrinking sales tax base as consumers spend more on health care and other services rather than on goods subject to the sales tax. There has been discussion of extending the sales tax to a tax on at least some services although this solution to the projected deficit is likely to provoke strong opposition. While an improving economy and employment picture will certainly help balance the budget, until a definite solution can be found for matching the tax system to the changing nature of the North Carolina economy, the State will face annual budget challenges.


     Because of budget shortfall issues and the State's struggles in dealing with the problems in 2001-2002, both Standard & Poor's and Moody's reviewed their ratings of the State's general obligations in 2002, and while Standard & Poor's left the rating of North Carolina general obligations at AAA, Moody's downgraded the rating of the State's general obligations to Aa1. While as indicated above, it appears that the State is actively dealing with the budget issues, Moody's has maintained its downgraded rating.

     While the general obligations of the State are rated AAA by Standard & Poor's and Aa1 by Moody's, there can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions, including the State's response to its budget problems. Moreover, such ratings apply only to obligations of the State and not to those of its political subdivisions, and the economic information provided above may not be fully relevant to obligations issued by such political subdivisions.

PART C. OTHER INFORMATION

Item 23.  Exhibits

          All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are filed herewith.

(a) Instruments of Establishment and Designation dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on May 28, 1999.)

(a)(1) Form of Amended and Restated Declaration of Trust of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(b) Amended and Restated By-laws of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25, filed on January 29 1997.)

(b)(1) Amended By-laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed on January 29, 2003.)

(c) Copy of Specimen of Stock Certificates for Class D Shares of each Series. (Incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed on January 29, 1994.)

(d) Management Agreement between the Registrant on behalf of the California High-Yield Municipal Series and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(d)(1) Management Agreement between the Registrant on behalf of the California Quality Municipal Series and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(d)(2) Management Agreement between the Registrant on behalf of the Florida Municipal Series and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(d)(3) Management Agreement between the Registrant on behalf of the North Carolina Municipal Series and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(e) Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 to its Registration Statement for Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2) Form of Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(e)(3) Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(e)(4) Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed on January 28, 2003.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(f)(1) Deferred Compensation Plan for Directors. (Incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

PART C. OTHER INFORMATION (continued)

(g) Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(h)       Not applicable.

(i) Opinion and Consent of Counsel with respect to Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on May 28, 1999.)

(i)(1) Opinions and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(j)       *Consent of Independent Auditors.

(j)(1)    *Opinion and Consent of California Counsel.

(j)(2)    *Consent of North Carolina Counsel.

(k)       Not Applicable.

(l) Form of Purchase Agreement for Initial Capital for Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on May 28, 1999.)

(l)(1) Form of Purchase Agreement for Initial Capital for Class D Shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(m) Amended Administration, Shareholder Services and Distribution Plan for each Series. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on May 28, 1999.)

(m)(1) Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed on January 28, 2003.)

(m)(2) Form of Services Agreement between Morgan Stanley Dean Witter and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(3) Form of Selected Dealer Agreement between Merrill Lynch and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(4) Form of Services Agreement between Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(5) Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(6) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of

          Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)


(m)(7) Form of Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(8) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2005.)

(m)(8) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(9) Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(n) Rule 18f-3 Plan. Plan of Multiple Classes of Shares (three Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on May 28, 1999.)


(p) Code of Ethics of the Registrant, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates. (Incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2005.)

(Other Exhibits)   (a) Power of Attorney for Robert B. Catell. (Incorporated by
                   reference to Registrant's Post-Effective Amendment No. 35 filed on January 28, 2004.)


                   (b) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post- Effective Amendment No. 33 filed on January 28, 2002.)

                   (c) Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 26 filed on January 27, 1998.)

Item 24.  Persons Controlled by or Under Common Control with Registrant. None.

Item 25. Indemnification. Reference is made to the provisions of Article VII of Registrant's Amended and Restated Declaration of Trust filed as
          Exhibit 24(b)(1) and Article VII of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 25 to the Registration Statement.

          Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (Seligman), is the Registrant's investment manager and is a registered investment adviser under the Investment Advisors Act of 1940, as amended (Advisors Act). The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, C and D of Form ADV, filed by Seligman, pursuant to the Investment Advisors Act (SEC File No. 801-15798) on March 29, 2004.


Item 27.  Principal Underwriters.

          (a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc.

          (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:


                             Seligman Advisors, Inc.
                              As of January 1, 2005



              (1)                                    (2)                              (3)
       Name and Principal                   Positions and Offices           Positions and Offices
        Business Address                       with Underwriter                 with Registrant
--------------------------------   --------------------------------------   -----------------------
William C. Morris*                 Chairman of the Board and Director       Chairman of the Board
Brian T. Zino*                     Director                                 President, Director and
                                                                            Chief Executive Officer
David F. Stein*                    Director                                 None
Rodney G.D. Smith*                 Director                                 None
Charles W. Kadlec*                 President and Director                   None
Richard M. Potocki*                Managing Director, Director of Sales     None
Andrew S. Veasy*                   Managing Director, Sales                 None
Thomas G. Rose*                    Senior Vice President, Finance           Vice President
James R. Besher*                   Senior Vice President, Divisional        None
                                   Sales Director
Gerald I. Cetrulo, III*            Senior Vice President, Sales             None
Arthur A. Condron*                 Senior Vice President, Offshore          None
                                   Sales and Administration
Jeffrey S. Dean*                   Senior Vice President, Director of       None
                                   Operations and Business Planning
Kenneth J. Dougherty*              Senior Vice President, Sales             None
Jonathan G. Evans*                 Senior Vice President, Sales             None
T. Wayne Knowles*                  Senior Vice President, Divisional        None
                                   Sales Director

                             Seligman Advisors, Inc.
                              As of January 1, 2005



               (1)                                   (2)                              (3)
       Name and Principal                   Positions and Offices           Positions and Offices
        Business Address                       with Underwriter                 with Registrant
--------------------------------   --------------------------------------   -----------------------
Fernando Sanchez-Alcazar           Senior Vice President, Regional          None
Seligman International, Inc.       Director, Latin America
Av. Alicia M. de Justo 1148
Fourth Floor #407B
C1107AAX Buenos Aires, Argentina
Michelle L. McCann-Rappa*          Senior Vice President, Director of       None
                                   Marketing
Ronald W. Pond*                    Senior Vice President, Divisional        None
                                   Sales Director
Thomas P. Parnell*                 Senior Vice President, Sales
J. Jeffery Rold*                   Senior Vice President, Divisional        None
                                   Sales Director
Jeffery C. Pleet*                  Senior Vice President, Regional          None
                                   Retirement Plans Manager
James C. Taylor*                   Senior Vice President, Sales             None
Bruce M. Tuckey*                   Senior Vice President, Sales             None
Mason S. Flinn*                    Senior Vice President, National Sales    None
                                   Manager of Retirement Plans
Judith L. Lyon*                    Senior Vice President, Sales             None
Joseph J. Williams, Jr.*           Senior Vice President, Sales             None
Angela M. Billick*                 Vice President, Marketing Manager        None
                                   Offshore and Wealth Management
Marcie L. Blanco*                  Vice President, Retirement               None
                                   Plans Marketing Consultant
Anna R. Brogan*                    Vice President, Regional Retirement      None
                                   Plans Manager
Emily H. Calcagno*                 Vice President, National Accounts        None
Nicole C. Grogan*                  Vice President, Manager, Sales           None
                                   Administration and Planning
Peter J. Campagna*                 Vice President, Portfolio Advisory,      None
                                   Managed Money
Dina Cutrone*                      Vice President, Retirement Marketing     None
Helen Delman*                      Vice President, Product Manager          None
Matthew Witschel*                  Vice President, Manager of Internal      None
                                   Sales
Steven J. Ralff*                   Vice President, Product Manager          None
Paula A. Smith*                    Vice President, Product Manager          None
John T. Szwed*                     Vice President, Product Manager          None
Gary A. Terpening*                 Vice President, Director of Business     None
                                   Development
Edward W. Urban*                   Vice President, Product Manager          None
William DeSanto*                   Vice President, Portfolio Advisory,      None
                                   Managed Money
Edward S. Finocchiaro              Vice President, Regional Sales           None
120 Screenhouse Lane
Duxbury, MA 02332
Brian C. Kelleher                  Vice President, Regional Sales           None
1925 Chestnut Street, #2
San Francisco, CA 94123

                             Seligman Advisors, Inc.
                              As of January 1, 2005



               (1)                                   (2)                              (3)
       Name and Principal                   Positions and Offices            Positions and Offices
        Business Address                       with Underwriter                 with Registrant
--------------------------------   --------------------------------------   -----------------------
Mike Loftus                        Vice President, Regional Sales           None
1625 Larimer, Unit 1002
Denver, CO 80202
Leslie A. Mudd                     Vice President, Regional Sales           None
9234 N. 115th Street
Scottsdale, AZ 85259
John H. Perucki                    Vice President, Regional Sales           None
1307 Old Pond Lane
Matthew, NC 28105
Nicholas C. Roberts                Vice President, Regional Sales           None
315 Montana Avenue, #305
Santa Monica, CA 90403
Frank J. Nasta*                    Corporate Secretary                      Secretary
James M. Curtis*                   Assistant Corporate Secretary            None
Paul B. Goucher*                   Assistant Corporate Secretary            None
Jennifer G. Muzzey*                Assistant Corporate Secretary            None
Albert A. Pisano*                  Vice President, Director of Compliance   None
Katherine J. Shetler*              Senior Vice President and Treasurer      None
Julie S. Rosenberg*                Assistant Treasurer                      None
Lawrence P. Vogel*                 Assistant Treasurer                      Vice President and
                                                                            Treasurer
Richard C. Dluzniewski*            Assistant Treasurer                      None
Sandra G. Floris*                  Assistant Vice President, Order Desk     None
Keith R. Landry*                   Vice President, Order Desk               None
Karen Billias*                     Assistant Vice President, Retirement     None
                                   Plans Marketing Consultant
Michael J. Ferry*                  Assistant Vice President, Retirement     None
                                   Plans Marketing Consultant
Paula S. Chan*                     Assistant Vice President, Marketing      None
                                   Specialist
John Kielmeyer*                    Assistant Vice President, Regional       None
                                   Sales
Lisa M. MacDonald*                 Assistant Vice President, Sales          None
                                   Administration and Planning
Oscar Lagos*                       Assistant Vice President, Operations     None


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)  Not Applicable.

Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its office at 100 Park Avenue, New York, New York 10017 or at the following locations:
          (1) State Street Bank and Trust Company,  801 Pennsylvania, Kansas
                                                  --
          City, Missouri 64105, custodian for the Registrant's cash and securities and agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, New York 10017, shareholder service agent, who maintains shareholder records for the Registrant.

Item 29.  Management Services. Not Applicable.

Item 30.  Undertakings. Not Applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 36 to its Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 36 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of January, 2005.


                                           SELIGMAN MUNICIPAL SERIES TRUST


                                           By: /s/ Brian T. Zino
                                               ---------------------------------
                                               Brian T. Zino, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 36 has been signed below by the following persons in the capacities indicated on January 28, 2005.


Signature                                  Title
---------                                  -----


/s/ Brian T. Zino                          President, Director and
----------------------------------------   Chief Executive Officer
Brian T. Zino                              (Principal Executive Officer)


/s/ William C. Morris                      Chairman of the Board and Director
----------------------------------------
William C. Morris


/s/ Lawrence P. Vogel                      Treasurer (Principal Financial and
----------------------------------------   Accounting Officer)
Lawrence P. Vogel

Robert B. Catell, Trustee     )
John R. Galvin, Trustee       )
Alice S. Ilchman, Trustee     )
Frank A. McPherson, Trustee   )
John E. Merow, Trustee        )                /s/ Brian T. Zino
Betsy S. Michel, Trustee      )                ---------------------------------
Leroy C. Richie, Trustee      )                Brian T. Zino, Attorney-in-Fact
Robert L. Shafer, Trustee     )
James N. Whitson, Trustee     )

                         SELIGMAN MUNICIPAL SERIES TRUST
                     Post-Effective Amendment No. 36 to the
                       Registration Statement on Form N-1A

                                  EXHIBIT INDEX

Form N1-A Item No.   Description
------------------   -----------
Item 23(j)           Consent of Independent Auditors.

Item 23(j)(1)        Opinion and Consent of California Counsel.

Item 23(j)(2)        Consent of North Carolina Counsel.